                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07751

                            Nuveen Multistate Trust IV
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: May 31
                                                 ------------

                    Date of reporting period:  May 31, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
                   dated May 31, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]


[GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Kansas Municipal Bond Fund
                           Nuveen Kentucky Municipal Bond Fund
                           Nuveen Michigan Municipal Bond Fund
                           Nuveen Missouri Municipal Bond Fund
                           Nuveen Ohio Municipal Bond Fund
                           Nuveen Wisconsin Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

   ".....a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."
Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification --- a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2006



                            Annual Report l Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds. Scott, who has 6 years of investment experience, began managing the Kansas, Missouri and Wisconsin Funds in 2003. Cathryn has 10 years of investment experience and began managing the Kentucky and Ohio Funds in 2004, and the Michigan Fund in 2005.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended May 31, 2006?

The U.S. economy continued to grow steadily throughout this 12-month period, despite the damage caused by hurricanes Katrina and Rita, and the effects of rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.3 percent during the first quarter of 2006.

Rising energy costs led to increased concerns about inflation, even though the core inflation rate - which excludes volatile energy and food prices - showed only modest growth. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the period, bringing the benchmark federal funds rate to 5 percent in May 2006, up from 3 percent a year earlier. (On June 29, 2006, after the close of this reporting period, the fed funds rate was raised to 5.25 percent.)

Interestingly, long-term bonds, which are generally the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds during the reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates approached the levels of longer-term rates.

Municipal bonds generally outperformed their taxable counterparts during the period, primarily because strong demand was coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal bond new issue supply, the situation changed dramatically in early 2006. For the first five months of this calendar year, issuance totaled about $134 billion nationwide, a 19 percent decline compared to the same period in 2005. For the full 12-month reporting period, new municipal supply was approximately $404 billion, 6 percent greater than the previous 12 months.

Lower-rated municipal securities continued to perform well. State and local governments benefited from generally strong economies, which boosted their fiscal strength and helped make many issuers more creditworthy. As the prices of lower-rated securities rose, their yield advantage over higher-rated securities generally shrank, meaning that investors were being offered lower levels of incremental income in exchange for taking on additional credit risk.

How did the Funds perform during the 12 months ended May 31, 2006?

The nearby table provides total return performance information for the six Funds discussed in this report for the one-year, five-year and ten-year periods ended May 31, 2006. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

Over the 12-month period, the total returns of the Nuveen Kentucky, Michigan, Missouri and Ohio Municipal Bond Funds all outperformed their respective Lipper peer group category averages, while the returns of the Kansas and Wisconsin Funds underperformed their Lipper peer group category average. The Nuveen Missouri Municipal Bond Fund performed in line with the national

--------------------------------------------------------------------------------

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/06
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Kansas Municipal Bond Fund
          A Shares at NAV                         1.28%  4.97%   5.40%
          A Shares at Offer                      -2.99%  4.07%   4.95%
         Lipper Kansas Municipal Debt Funds
           Category Average/1/                    1.83%  4.23%   4.70%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Kentucky Municipal Bond Fund
          A Shares at NAV                         1.38%  5.15%   5.28%
          A Shares at Offer                      -2.91%  4.26%   4.84%
         Lipper Kentucky Municipal Debt Funds
           Category Average/1/                    1.11%  4.18%   4.82%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Michigan Municipal Bond Fund
          A Shares at NAV                         1.48%  5.28%   5.42%
          A Shares at Offer                      -2.77%  4.38%   4.96%
         Lipper Michigan Municipal Debt Funds
           Category Average/1/                    1.22%  4.39%   5.01%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Missouri Municipal Bond Fund
          A Shares at NAV                         1.88%  5.21%   5.44%
          A Shares at Offer                      -2.37%  4.31%   4.99%
         Lipper Missouri Municipal Debt Funds
           Category Average/1/                    1.16%  4.53%   5.04%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Ohio Municipal Bond Fund
          A Shares at NAV                         1.30%  5.09%   5.18%
          A Shares at Offer                      -2.95%  4.19%   4.73%
         Lipper Ohio Municipal Debt Funds
           Category Average/1/                    0.98%  4.27%   4.90%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

         Nuveen Wisconsin Municipal Bond Fund
          A Shares at NAV                         1.11%  4.81%   5.23%
          A Shares at Offer                      -3.12%  3.91%   4.78%
         Lipper Other States Municipal Debt
           Funds Category Average/1/              1.63%   4.23   4.83%
         Lehman Brothers Municipal Bond Index/2/  1.89%  5.27%   5.95%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Lehman Brothers Municipal Bond Index, and the other five Funds trailed the Lehman Brothers Municipal Bond Index by varying degrees. Although we believe that comparing the performance of state Funds with that of an unmanaged, national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What type of economic environment did the six states profiled in this report experience during the period?

The Kansas economy accelerated during the period, thanks in part to growth from the state's manufacturing, construction and government sectors. As of May 2006, Kansas's jobless rate was 4.5 percent, modestly below the national average of
4.6 percent. According to Moody's, the state's general fund revenues for the 2006 fiscal year exceeded forecasted amounts by nearly 3 percent. For the 12-month period, Kansas municipal issuance was approximately $3.2 billion, a 7 percent decline compared to the prior 12 months. In May 2006, the state maintained a credit rating of Aa1 from Moody's and AA+ from Standard & Poor's, which in July 2005 also upgraded the state's outlook from negative to stable.

Despite lagging behind some other southern and border states, Kentucky's economy continued to expand over the 12-month period, led by the state's government, manufacturing, education and health services sectors. Kentucky's unemployment rate was 5.6 percent in May 2006, a full percentage point above the national average. The state's revenue collections in both the 2005 and 2006 fiscal years exceeded projections by nearly three percentage

--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2006. The Lipper categories contained 9,8 and 5 funds in the Lipper Kansas Municipal Debt Funds Category, 17, 16 and 9 funds in the Lipper Kentucky Municipal Debt Funds Category, 33, 32 and 26 funds in the Lipper Michigan Municipal Debt Funds Category, 21, 20 and 17 funds in the Lipper Missouri Municipal Debt Funds Category, 42, 38 and 32 funds in the Lipper Ohio Municipal Debt Funds Category and 74, 70 and 46 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                             Annual Report  Page 3
points, creating a budget surplus in both years. The state was an active issuer of municipal debt during the past 12 months, with $4 billion worth of new bonds issued, representing a 43 percent year-over-year increase, well above the 6 percent national average. Kentucky's credit ratings at period end were AA- and Aa2 by Standard & Poor's and Moody's, respectively. Both rating services reconfirmed these ratings in April 2006.

Michigan's economy continued to face substantial challenges over this reporting period, due in large part to its heavy dependence on the troubled automotive industry. As of May 2006, the state's unemployment rate was 6.0 percent, one of the nation's highest and well above the 4.6 percent national average. However, the state's finances continued to be managed conservatively, and at period end Michigan's general obligation debt was rated AA and Aa2 by Standard & Poor's and Moody's, respectively. The state's issued $14 billion worth of municipal debt during this 12-month reporting period - a 39 percent year-over-year increase.

Missouri's economy, while slowing down, continued to perform well due in part to growth in its professional and business services industries. The state's unemployment rate as of May 2006 was 4.4 percent, lower than the national average. According to Moody's, tax revenues for fiscal 2006 were above expectations and outpaced the prior year's collections by 6 percent. During the 12-month period, Missouri issued $7.9 billion worth of new municipal debt, a 68 percent rise over the prior period's supply. Thanks to the state's financial strength and relatively low debt levels, Missouri maintained the strongest possible credit ratings of AAA and Aaa from Standard & Poor's and Moody's, respectively.

Like Michigan's, Ohio's economy was hurt by its exposure to the auto industry - a significant employer in the state. In May 2006, Ohio's jobless rate was 5.3 percent, 0.7 percent higher than the national average. The state issued more than $13 billion worth of municipal debt during the 12-month period, representing a 28 percent year-over-year increase. Despite the problems within certain sectors of the state's economy, Ohio maintained credit ratings of AA+ and Aa1 from Standard & Poor's and Moody's, respectively, as of the end of this reporting period.

Wisconsin saw record job growth in 2005, in part because of its shift toward a more service-oriented economy. While there was growth in the manufacturing, government, education and health services sectors, Wisconsin still ended May 2006 with an unemployment rate of 4.7 percent, slightly above the national average. At period end, the state maintained a credit rating of Aa3 from Moody's and AA- from Standard & Poor's, which in November 2005 revised Wisconsin's credit outlook from stable to positive. Municipal issuance was approximately $7.5 billion for the 12-month period, a 22 percent increase compared to the prior 12 months.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

For all six Funds, our overall portfolio management approach focused on several broad themes: careful duration management, credit quality, and bond swaps.

During the period, we sought to manage each Fund's duration - meaning its level of interest rate risk - to keep it within a target range relative to the municipal bond market generally. Accordingly, as some of the Funds' bonds exited the portfolio through calls, maturity or sales, we generally focused on adding premium-coupon intermediate bonds. These generally had coupons that were higher than the prevailing interest rates and 10- to 20-year maturities - the part of the yield curve we believed offered our shareholders the best risk/reward tradeoff over this period.

Throughout the past year, it continued to be a good time to own lower-rated bonds, whose prices generally performed well when compared with those of higher-rated securities. However, this positive performance made it steadily more challenging to find attractive, lower-rated investment opportunities, particularly in those states with more limited new issuance. When assessing potential purchases, we relied on Nuveen's experienced credit research team to help us identify securities that we believed would offer attractive value potential relative to their risk.


                             Annual Report  Page 4

Our third theme was to make use of bond swaps, particularly late in the reporting period. As interest rates rose, we sold certain portfolio holdings with relatively low yields, purchased during a lower-rate environment. At the same time, we bought higher-yielding bonds with similar risk characteristics. This approach enabled us to generate more distributable income potential for shareholders without greatly increasing the Funds' overall risk profile.

Although each of the six Funds discussed in this report were managed with similar strategies in mind, there also were differences in how the portfolios were structured and the individual market conditions in each state. Below we provide more specific information about the performance and management of each Fund.

Nuveen Kansas Municipal Bond Fund

The Nuveen Kansas Municipal Bond Fund's Class A return on NAV for the one-year period ended May 31, 2006, trailed both the national Lehman Brothers Municipal Bond Index and its Lipper category average. Overall, the Fund benefited from our duration positioning during the period, with our holdings of intermediate and longer bonds generally adding to relative performance as shorter-term interest rates rose and the yield curve flattened. At the same time, the Fund's performance was constrained by some of our credit quality allocations. Specifically, we were slightly overweighted in AA rated bonds and slightly underweighted in A rated bonds, and both positions detracted modestly from results. However, we were significantly overweighted in the BBB rated and non-rated categories, both of which were significant positives. Sector positioning provided another performance negative for the Fund over this period, with our underweighting in the strong-performing industrial development revenue bonds hurting overall results as these securities appreciated along with the lower-rated bond market.

As mentioned, we looked for bond swap opportunities to maintain the portfolio's risk level while improving distributable income from the swapped position. We were fairly active in employing this strategy in the Kansas Fund. For example, we sold Kansas Board of Regents bonds and in their place we bought Butler County Unified School District bonds with roughly the same maturity and a higher yield. The new bond added roughly 15 basis points (0.15 percent) of distributable income from the swapped position without significantly altering the Fund's duration or credit risk levels.

Nuveen Kentucky Municipal Bond Fund

The return of the Nuveen Kentucky Municipal Bond Fund's Class A on NAV outpaced its Lipper peer group average over the one-year period, but fell short of the return of the national Lehman Brothers Municipal Bond Index. The Fund benefited from its credit quality allocation, with a slight overweight in BBB rated bonds contributing to results as lower-rated securities generally performed well. Although the portfolio's overall yield curve positioning was a modest negative, our overweighting in intermediate-maturity bonds performed well for the Fund and helped offset some of the underperformance generated elsewhere on the curve.

We were fairly active in managing the Fund's duration, in part because of the significant number of bond calls the Fund faced during the 12-month period. To keep duration in line with our target level, we were selling some of our shorter-duration bonds and looking to invest in the better-valued intermediate part of the yield curve. Even with the increase in issuance, the supply of new municipal bond was relatively limited in Kentucky. We were not always able to find suitable in-state opportunities to add to the portfolio. In those instances, we were fairly active in adding Puerto Rico bonds, which are generally income tax exempt in all 50 states. As in-state opportunities became available during the period, however, we looked to sell some of our Puerto Rico bonds and replace them with suitable Kentucky securities.

Nuveen Michigan Municipal Bond Fund

Over the one-year period, the return of the Nuveen Michigan Municipal Bond Fund's Class A on NAV lagged the national Lehman Brothers Municipal Bond Index but outperformed its Lipper category average. The Fund was helped by its yield curve positioning, with our emphasis on the


                             Annual Report  Page 5
long-intermediate section of the curve adding to results. The portfolio's underweighting in very short-term bonds also contributed positively to performance. At period end, more than 10 percent of the portfolio was invested in the health care sector. Because many health care bonds are lower-rated, they tended to boost portfolio performance during these 12 months. In addition, a handful of the Fund's holdings were pre-refunded during the period - including one health care bond issue - which also added to the overall results.

On the negative side, the Fund's credit quality allocation detracted modestly from performance, as we were slightly underweighted in BBB rated bonds. In addition, our weighting in bonds issued by the State of Michigan generally constrained the Fund's return, in part because they generally were higher-rated and did not perform as well as lower-rated bonds during this reporting period. Several zero-coupon bonds also underperformed for the Fund as a result of their significant interest-rate sensitivity in what was generally a rising rate environment.

There were relatively few sector shifts in the portfolio during the 12 month period. As part of our efforts to manage the portfolio's duration, we looked for opportunities to sell some of the Fund's shorter-maturity investments, replacing them with intermediate-duration bonds with coupons higher than the prevailing rates for their maturities.

Nuveen Missouri Municipal Bond Fund

The return of the Nuveen Missouri Municipal Bond Fund's Class A on NAV outperformed its Lipper peer group average over the one-year period, and turned in results in line with the national Lehman Brothers Municipal Bond Index. The Fund's weighting in lower-rated bonds - especially in BBB rated bonds - was a big help, while being underweighted in the weaker-performing AA sector also contributed positively to relative performance. On the negative side, the Fund's sector allocations detracted modestly. Specifically, performance was hurt by a slight underweight in industrial revenue bonds - which performed well
- and a slight overweight to pre-refunded and insured bonds, two categories that generally lagged during the period. Making up for some of that lost ground, however, was positive performance from our holdings in the health care, housing, transportation, and utilities sectors.

Throughout the period, we kept on the lookout for attractively valued lower-rated bonds, and we did find a number of opportunities to add to the Fund's lower-rated exposure. For example, we purchased non-rated Fenton tax increment finance bonds and two Missouri Development Finance Board bond issues, one with an A+ rating and the other rated BBB+.

Market conditions also provided us with periodic opportunities to swap some of the portfolio's holdings purchased in recent years for newer bonds paying higher yields. For example, we sold AA rated bonds issued by the Curators of the University of Missouri and simultaneously bought AA+ rated North Kansas City School District bonds. Since both bond issues offered nearly identical durations, we increased the distributable income potential from the position while essentially maintaining its interest rate risk.

Nuveen Ohio Municipal Bond Fund

Over the one-year period, the return of the Nuveen Ohio Municipal Bond Fund's Class A on NAV outperformed its Lipper peer group average but trailed the national Lehman Brothers Municipal Bond Index. A number of the Fund's holdings were advance refunded during the period, which helped performance. Also adding to results was our health care sector weighting - these bonds performed well - and generally favorable bond selection. In contrast, the portfolio's yield curve positioning had a negative influence on relative performance. Specifically, we were underweighted in longer-maturity bonds and overweighted in shorter-maturity inverse floating rate securities, with both positions detracting from performance.

During the period, we maintained our disciplined approach to duration management. Accordingly, we looked to sell some of the portfolio's shorter-duration bonds and, when possible, buy longer-dated securities to maintain the Fund's duration at an appropriate level. Most of our new


                             Annual Report  Page 6
purchases were focused on intermediate bonds with coupons higher than the prevailing interest rates for their maturities. We believed these premium bonds offered shareholders the best risk/reward tradeoff. Among the new purchases in this part of the yield curve were Ohio Higher Education bonds issued for Case Western University.

As with the other Funds, we took advantage of rising interest rates through the use of bond swaps, selling some holdings with lower-yields and replacing them with better-yielding securities with similar risk characteristics. For example, we sold Ohio Building Authority Correction Facilities bonds and used the proceeds to buy Franklin County Convention Facility bonds, potentially generating more distributable income while keeping the Fund's overall risk relatively consistent.

Nuveen Wisconsin Municipal Bond Fund

The return of the Nuveen Wisconsin Municipal Bond Fund's Class A on NAV lagged both its Lipper peer group average and the national Lehman Brothers Municipal Bond Index over the one year period. Many of the portfolio's weakest performers were non-callable bonds, including two tax revenue bond issues from the Wisconsin Center District. Because non-callable bonds tend to be particularly sensitive to interest rate increases, their prices suffered as interest rates rose. On the positive side, a number of the Fund's housing bond issues were strong performers, as housing bonds tended to perform well in the rising interest rate environment.

Issuance in the state was greater than usual during the period, giving us a variety of investment opportunities and enabling us to further diversify the portfolio. As one example, we added Sun Prairie Community Development Authority tax-increment financing bonds. We also established a new position in Wisconsin HEDA Home Ownership bonds. These and other new opportunities enabled us to scale back our weighting in certain names that were occupying a greater-than-desired portion of the portfolio.

Another strategy during the period was to manage the Fund's call exposure to protect the portfolio's future income stream. Accordingly, we were selling some of our shorter-dated bonds prior to their calls or maturities and, when possible, using the proceeds to buy new longer-maturity bonds. We also took advantage of selected opportunities in the Puerto Rico municipal market, as U.S. territorial bonds are generally fully income-tax-exempt for residents in all 50 states.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During the period, the Nuveen Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds experienced one monthly dividend decrease, while the Nuveen Kansas and Kentucky Municipal Bond Funds had no changes in their monthly dividends. The Class A, C and R shares of the Nuveen Michigan Municipal Bond Fund had one monthly dividend decrease, while the Class B shares had one monthly dividend decrease and one monthly dividend increase during the period. The dividend reductions reflected the low-interest-rate environment of the past several years. As bonds matured, were called, or were sold from the portfolios, the bonds purchased to replace the older holdings generally were offering lower prevailing yields.

As of May 31, 2006, the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.


                             Annual Report  Page 7

     Nuveen Kansas Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

               Nuveen Kansas      Nuveen Kansas       Lehman Brothers
            Municipal Bond Fund  Municipal Bond Fund  Municipal Bond
                  (NAV)             (Offer)               Index
            -------------------  -------------------  ----------------
 5/31/96         10,000              9,580                10,000
 6/30/96         10,136              9,710                10,109
 7/31/96         10,222              9,793                10,201
 8/31/96         10,217              9,788                10,199
 9/30/96         10,395              9,958                10,342
10/31/96         10,493             10,052                10,459
11/30/96         10,672             10,224                10,650
12/31/96         10,645             10,198                10,695
 1/31/97         10,640             10,193                10,715
 2/28/97         10,739             10,288                10,814
 3/31/97         10,626             10,180                10,670
 4/30/97         10,747             10,296                10,759
 5/31/97         10,921             10,463                10,921
 6/30/97         11,011             10,548                11,038
 7/31/97         11,338             10,862                11,343
 8/31/97         11,212             10,741                11,237
 9/30/97         11,335             10,859                11,371
10/31/97         11,426             10,946                11,443
11/30/97         11,496             11,013                11,511
12/31/97         11,675             11,185                11,679
 1/31/98         11,790             11,294                11,799
 2/28/98         11,772             11,277                11,803
 3/31/98         11,820             11,324                11,813
 4/30/98         11,735             11,242                11,760
 5/31/98         11,940             11,439                11,946
 6/30/98         11,989             11,486                11,993
 7/31/98         12,028             11,523                12,023
 8/31/98         12,213             11,700                12,209
 9/30/98         12,364             11,845                12,361
10/31/98         12,334             11,815                12,361
11/30/98         12,383             11,863                12,405
12/31/98         12,398             11,877                12,436
 1/31/99         12,517             11,991                12,584
 2/28/99         12,462             11,938                12,528
 3/31/99         12,453             11,930                12,546
 4/30/99         12,501             11,976                12,577
 5/31/99         12,396             11,876                12,504
 6/30/99         12,184             11,673                12,324
 7/31/99         12,186             11,674                12,369
 8/31/99         12,008             11,503                12,270
 9/30/99         11,937             11,436                12,275
10/31/99         11,722             11,230                12,142
11/30/99         11,819             11,323                12,271
12/31/99         11,675             11,185                12,179
 1/31/00         11,543             11,058                12,126
 2/29/00         11,727             11,234                12,267
 3/31/00         12,047             11,541                12,536
 4/30/00         11,950             11,448                12,462
 5/31/00         11,852             11,354                12,397
 6/30/00         12,164             11,653                12,725
 7/31/00         12,366             11,847                12,902
 8/31/00         12,557             12,030                13,101
 9/30/00         12,498             11,973                13,033
10/31/00         12,614             12,085                13,175
11/30/00         12,681             12,148                13,275
12/31/00         13,003             12,457                13,603
 1/31/01         13,095             12,545                13,738
 2/28/01         13,176             12,622                13,782
 3/31/01         13,282             12,724                13,906
 4/30/01         13,130             12,578                13,755
 5/31/01         13,277             12,719                13,904
 6/30/01         13,372             12,810                13,997
 7/31/01         13,560             12,990                14,204
 8/31/01         13,788             13,209                14,439
 9/30/01         13,699             13,124                14,390
10/31/01         13,849             13,267                14,561
11/30/01         13,746             13,169                14,439
12/31/01         13,643             13,070                14,301
 1/31/02         13,822             13,241                14,549
 2/28/02         14,002             13,414                14,725
 3/31/02         13,735             13,158                14,436
 4/30/02         13,997             13,410                14,718
 5/31/02         14,082             13,490                14,807
 6/30/02         14,235             13,637                14,964
 7/31/02         14,402             13,798                15,156
 8/31/02         14,571             13,959                15,338
 9/30/02         14,920             14,294                15,674
10/31/02         14,532             13,921                15,414
11/30/02         14,489             13,880                15,351
12/31/02         14,840             14,217                15,674
 1/31/03         14,698             14,081                15,635
 2/28/03         14,938             14,311                15,853
 3/31/03         14,938             14,310                15,863
 4/30/03         15,122             14,487                15,968
 5/31/03         15,494             14,844                16,341
 6/30/03         15,393             14,746                16,272
 7/31/03         14,786             14,165                15,702
 8/31/03         14,886             14,261                15,820
 9/30/03         15,293             14,651                16,285
10/31/03         15,190             14,552                16,203
11/30/03         15,363             14,718                16,372
12/31/03         15,492             14,841                16,507
 1/31/04         15,576             14,922                16,602
 2/29/04         15,884             15,217                16,852
 3/31/04         15,761             15,099                16,793
 4/30/04         15,340             14,695                16,395
 5/31/04         15,336             14,692                16,336
 6/30/04         15,408             14,761                16,395
 7/31/04         15,630             14,973                16,611
 8/31/04         15,944             15,274                16,944
 9/30/04         16,062             15,387                17,034
10/31/04         16,195             15,515                17,181
11/30/04         16,038             15,365                17,039
12/31/04         16,311             15,626                17,247
 1/31/05         16,523             15,829                17,408
 2/28/05         16,422             15,732                17,350
 3/31/05         16,258             15,575                17,241
 4/30/05         16,546             15,851                17,513
 5/31/05         16,710             16,008                17,637
 6/30/05         16,811             16,105                17,746
 7/31/05         16,692             15,991                17,667
 8/31/05         16,889             16,180                17,845
 9/30/05         16,737             16,034                17,725
10/31/05         16,617             15,919                17,617
11/30/05         16,703             16,001                17,702
12/31/05         16,853             16,145                17,854
 1/31/06         16,877             16,168                17,902
 2/28/06         16,997             16,283                18,022
 3/31/06         16,874             16,166                17,898
 4/30/06         16,849             16,141                17,893
 5/31/06         16,921             16,211                17,973


================================================================================

     Nuveen Kentucky Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

             Nuveen Kentucky  Nuveen Kentucky   Lehman Brothers
             Municipal Bond   Municipal Bond    Municipal Bond
               Fund (NAV)      Fund (Offer)          Index
             ---------------  ---------------   ---------------
 5/31/96         10,000          9,580               10,000
 6/30/96         10,101          9,677               10,109
 7/31/96         10,185          9,757               10,201
 8/31/96         10,186          9,758               10,199
 9/30/96         10,335          9,901               10,342
10/31/96         10,438         10,000               10,459
11/30/96         10,607         10,162               10,650
12/31/96         10,566         10,122               10,695
 1/31/97         10,585         10,140               10,715
 2/28/97         10,670         10,222               10,814
 3/31/97         10,564         10,120               10,670
 4/30/97         10,650         10,203               10,759
 5/31/97         10,786         10,333               10,921
 6/30/97         10,892         10,435               11,038
 7/31/97         11,186         10,717               11,343
 8/31/97         11,107         10,641               11,237
 9/30/97         11,225         10,753               11,371
10/31/97         11,303         10,829               11,443
11/30/97         11,362         10,885               11,511
12/31/97         11,522         11,038               11,679
 1/31/98         11,621         11,133               11,799
 2/28/98         11,630         11,141               11,803
 3/31/98         11,657         11,168               11,813
 4/30/98         11,583         11,096               11,760
 5/31/98         11,755         11,262               11,946
 6/30/98         11,805         11,309               11,993
 7/31/98         11,833         11,336               12,023
 8/31/98         11,987         11,484               12,209
 9/30/98         12,100         11,591               12,361
10/31/98         12,075         11,568               12,361
11/30/98         12,125         11,616               12,405
12/31/98         12,136         11,626               12,436
 1/31/99         12,228         11,715               12,584
 2/28/99         12,204         11,691               12,528
 3/31/99         12,221         11,707               12,546
 4/30/99         12,248         11,733               12,577
 5/31/99         12,189         11,677               12,504
 6/30/99         12,010         11,505               12,324
 7/31/99         12,026         11,521               12,369
 8/31/99         11,857         11,359               12,270
 9/30/99         11,808         11,312               12,275
10/31/99         11,637         11,148               12,142
11/30/99         11,710         11,219               12,271
12/31/99         11,598         11,111               12,179
 1/31/00         11,526         11,042               12,126
 2/29/00         11,690         11,199               12,267
 3/31/00         11,923         11,422               12,536
 4/30/00         11,862         11,364               12,462
 5/31/00         11,789         11,294               12,397
 6/30/00         12,024         11,519               12,725
 7/31/00         12,204         11,692               12,902
 8/31/00         12,374         11,854               13,101
 9/30/00         12,335         11,817               13,033
10/31/00         12,435         11,913               13,175
11/30/00         12,501         11,976               13,275
12/31/00         12,768         12,231               13,603
 1/31/01         12,846         12,307               13,738
 2/28/01         12,912         12,370               13,782
 3/31/01         13,014         12,467               13,906
 4/30/01         12,901         12,359               13,755
 5/31/01         13,015         12,469               13,904
 6/30/01         13,118         12,567               13,997
 7/31/01         13,306         12,748               14,204
 8/31/01         13,520         12,952               14,439
 9/30/01         13,417         12,853               14,390
10/31/01         13,570         13,000               14,561
11/30/01         13,490         12,923               14,439
12/31/01         13,384         12,822               14,301
 1/31/02         13,551         12,982               14,549
 2/28/02         13,731         13,154               14,725
 3/31/02         13,511         12,944               14,436
 4/30/02         13,718         13,142               14,718
 5/31/02         13,824         13,244               14,807
 6/30/02         13,944         13,358               14,964
 7/31/02         14,077         13,486               15,156
 8/31/02         14,210         13,613               15,338
 9/30/02         14,459         13,852               15,674
10/31/02         14,208         13,611               15,414
11/30/02         14,214         13,617               15,351
12/31/02         14,489         13,881               15,674
 1/31/03         14,430         13,824               15,635
 2/28/03         14,658         14,043               15,853
 3/31/03         14,612         13,998               15,863
 4/30/03         14,749         14,130               15,968
 5/31/03         15,073         14,440               16,341
 6/30/03         15,066         14,433               16,272
 7/31/03         14,551         13,940               15,702
 8/31/03         14,664         14,049               15,820
 9/30/03         15,047         14,415               16,285
10/31/03         15,013         14,382               16,203
11/30/03         15,206         14,568               16,372
12/31/03         15,346         14,701               16,507
 1/31/04         15,418         14,770               16,602
 2/29/04         15,669         15,011               16,852
 3/31/04         15,603         14,948               16,793
 4/30/04         15,260         14,619               16,395
 5/31/04         15,208         14,569               16,336
 6/30/04         15,267         14,626               16,395
 7/31/04         15,481         14,831               16,611
 8/31/04         15,778         15,116               16,944
 9/30/04         15,851         15,185               17,034
10/31/04         15,979         15,308               17,181
11/30/04         15,839         15,173               17,039
12/31/04         16,064         15,389               17,247
 1/31/05         16,252         15,569               17,408
 2/28/05         16,177         15,497               17,350
 3/31/05         16,088         15,412               17,241
 4/30/05         16,347         15,660               17,513
 5/31/05         16,504         15,811               17,637
 6/30/05         16,603         15,905               17,746
 7/31/05         16,496         15,804               17,667
 8/31/05         16,685         15,984               17,845
 9/30/05         16,534         15,840               17,725
10/31/05         16,414         15,724               17,617
11/30/05         16,499         15,806               17,702
12/31/05         16,656         15,956               17,854
 1/31/06         16,697         15,996               17,902
 2/28/06         16,814         16,108               18,022
 3/31/06         16,675         15,974               17,898
 4/30/06         16,641         15,942               17,893
 5/31/06         16,730         16,027               17,973


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

     Nuveen Michigan Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

             Nuveen Michigan  Nuveen Michigan   Lehman Brothers
             Municipal Bond   Municipal Bond    Municipal Bond
               Fund (NAV)      Fund (Offer)        Index
             ---------------  ---------------   ---------------
 5/31/96        10,000             9,580            10,000
 6/30/96        10,106             9,682            10,109
 7/31/96        10,205             9,776            10,201
 8/31/96        10,216             9,787            10,199
 9/30/96        10,377             9,941            10,342
10/31/96        10,486            10,045            10,459
11/30/96        10,666            10,218            10,650
12/31/96        10,632            10,185            10,695
 1/31/97        10,637            10,190            10,715
 2/28/97        10,730            10,279            10,814
 3/31/97        10,593            10,149            10,670
 4/30/97        10,687            10,238            10,759
 5/31/97        10,845            10,389            10,921
 6/30/97        10,958            10,497            11,038
 7/31/97        11,275            10,802            11,343
 8/31/97        11,146            10,678            11,237
 9/30/97        11,268            10,795            11,371
10/31/97        11,364            10,887            11,443
11/30/97        11,422            10,942            11,511
12/31/97        11,583            11,097            11,679
 1/31/98        11,679            11,189            11,799
 2/28/98        11,689            11,198            11,803
 3/31/98        11,708            11,217            11,813
 4/30/98        11,641            11,152            11,760
 5/31/98        11,816            11,320            11,946
 6/30/98        11,865            11,366            11,993
 7/31/98        11,885            11,386            12,023
 8/31/98        12,053            11,546            12,209
 9/30/98        12,201            11,688            12,361
10/31/98        12,181            11,670            12,361
11/30/98        12,221            11,708            12,405
12/31/98        12,237            11,723            12,436
 1/31/99        12,328            11,810            12,584
 2/28/99        12,267            11,752            12,528
 3/31/99        12,277            11,762            12,546
 4/30/99        12,307            11,790            12,577
 5/31/99        12,223            11,710            12,504
 6/30/99        12,057            11,550            12,324
 7/31/99        12,066            11,560            12,369
 8/31/99        11,899            11,399            12,270
 9/30/99        11,867            11,368            12,275
10/31/99        11,686            11,195            12,142
11/30/99        11,759            11,265            12,271
12/31/99        11,620            11,132            12,179
 1/31/00        11,491            11,008            12,126
 2/29/00        11,670            11,180            12,267
 3/31/00        11,938            11,436            12,536
 4/30/00        11,848            11,351            12,462
 5/31/00        11,758            11,264            12,397
 6/30/00        12,062            11,555            12,725
 7/31/00        12,246            11,731            12,902
 8/31/00        12,430            11,908            13,101
 9/30/00        12,350            11,831            13,033
10/31/00        12,470            11,946            13,175
11/30/00        12,500            11,975            13,275
12/31/00        12,823            12,284            13,603
 1/31/01        12,887            12,346            13,738
 2/28/01        12,975            12,430            13,782
 3/31/01        13,097            12,547            13,906
 4/30/01        12,935            12,391            13,755
 5/31/01        13,104            12,554            13,904
 6/30/01        13,252            12,695            13,997
 7/31/01        13,457            12,892            14,204
 8/31/01        13,710            13,134            14,439
 9/30/01        13,661            13,087            14,390
10/31/01        13,857            13,275            14,561
11/30/01        13,736            13,159            14,439
12/31/01        13,574            13,004            14,301
 1/31/02        13,795            13,216            14,549
 2/28/02        13,982            13,395            14,725
 3/31/02        13,667            13,093            14,436
 4/30/02        13,915            13,330            14,718
 5/31/02        13,983            13,395            14,807
 6/30/02        14,148            13,554            14,964
 7/31/02        14,314            13,713            15,156
 8/31/02        14,505            13,896            15,338
 9/30/02        14,844            14,220            15,674
10/31/02        14,556            13,945            15,414
11/30/02        14,528            13,917            15,351
12/31/02        14,855            14,231            15,674
 1/31/03        14,788            14,167            15,635
 2/28/03        15,034            14,402            15,853
 3/31/03        14,979            14,350            15,863
 4/30/03        15,139            14,503            15,968
 5/31/03        15,438            14,789            16,341
 6/30/03        15,319            14,676            16,272
 7/31/03        14,766            14,146            15,702
 8/31/03        14,903            14,277            15,820
 9/30/03        15,258            14,617            16,285
10/31/03        15,202            14,564            16,203
11/30/03        15,378            14,732            16,372
12/31/03        15,446            14,797            16,507
 1/31/04        15,532            14,880            16,602
 2/29/04        15,844            15,178            16,852
 3/31/04        15,798            15,134            16,793
 4/30/04        15,432            14,784            16,395
 5/31/04        15,396            14,750            16,336
 6/30/04        15,441            14,792            16,395
 7/31/04        15,662            15,004            16,611
 8/31/04        15,964            15,294            16,944
 9/30/04        16,050            15,376            17,034
10/31/04        16,219            15,538            17,181
11/30/04        16,057            15,382            17,039
12/31/04        16,301            15,616            17,247
 1/31/05        16,482            15,789            17,408
 2/28/05        16,373            15,685            17,350
 3/31/05        16,250            15,567            17,241
 4/30/05        16,531            15,837            17,513
 5/31/05        16,701            16,000            17,637
 6/30/05        16,817            16,110            17,746
 7/31/05        16,706            16,004            17,667
 8/31/05        16,903            16,193            17,845
 9/30/05        16,746            16,042            17,725
10/31/05        16,632            15,933            17,617
11/30/05        16,703            16,002            17,702
12/31/05        16,852            16,144            17,854
 1/31/06        16,894            16,184            17,902
 2/28/06        17,024            16,309            18,022
 3/31/06        16,891            16,182            17,898
 4/30/06        16,861            16,153            17,893
 5/31/06        16,949            16,237            17,973


================================================================================

     Nuveen Missouri Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

            Nuveen Missouri   Nuveen Missouri  Lehman Brothers
            Municipal Bond    Municipal Bond   Municipal Bond
              Fund (NAV)       Fund (Offer)         Index
            ---------------   ---------------  ---------------
 5/31/96       10,000             9,580            10,000
 6/30/96       10,101             9,677            10,109
 7/31/96       10,185             9,757            10,201
 8/31/96       10,202             9,774            10,199
 9/30/96       10,352             9,917            10,342
10/31/96       10,456            10,017            10,459
11/30/96       10,646            10,199            10,650
12/31/96       10,604            10,159            10,695
 1/31/97       10,602            10,157            10,715
 2/28/97       10,707            10,258            10,814
 3/31/97       10,585            10,141            10,670
 4/30/97       10,682            10,233            10,759
 5/31/97       10,828            10,373            10,921
 6/30/97       10,945            10,485            11,038
 7/31/97       11,263            10,790            11,343
 8/31/97       11,148            10,680            11,237
 9/30/97       11,277            10,803            11,371
10/31/97       11,354            10,878            11,443
11/30/97       11,423            10,943            11,511
12/31/97       11,595            11,108            11,679
 1/31/98       11,695            11,204            11,799
 2/28/98       11,691            11,200            11,803
 3/31/98       11,719            11,227            11,813
 4/30/98       11,663            11,173            11,760
 5/31/98       11,837            11,340            11,946
 6/30/98       11,885            11,386            11,993
 7/31/98       11,913            11,412            12,023
 8/31/98       12,089            11,581            12,209
 9/30/98       12,223            11,710            12,361
10/31/98       12,198            11,685            12,361
11/30/98       12,248            11,733            12,405
12/31/98       12,265            11,750            12,436
 1/31/99       12,368            11,848            12,584
 2/28/99       12,331            11,813            12,528
 3/31/99       12,326            11,808            12,546
 4/30/99       12,376            11,856            12,577
 5/31/99       12,306            11,789            12,504
 6/30/99       12,135            11,625            12,324
 7/31/99       12,152            11,641            12,369
 8/31/99       12,001            11,497            12,270
 9/30/99       11,963            11,460            12,275
10/31/99       11,766            11,272            12,142
11/30/99       11,829            11,332            12,271
12/31/99       11,732            11,239            12,179
 1/31/00       11,624            11,136            12,126
 2/29/00       11,768            11,273            12,267
 3/31/00       11,993            11,489            12,536
 4/30/00       11,953            11,451            12,462
 5/31/00       11,878            11,379            12,397
 6/30/00       12,129            11,620            12,725
 7/31/00       12,301            11,785            12,902
 8/31/00       12,463            11,939            13,101
 9/30/00       12,412            11,890            13,033
10/31/00       12,539            12,012            13,175
11/30/00       12,619            12,089            13,275
12/31/00       12,903            12,361            13,603
 1/31/01       12,983            12,438            13,738
 2/28/01       13,052            12,504            13,782
 3/31/01       13,158            12,605            13,906
 4/30/01       13,032            12,485            13,755
 5/31/01       13,176            12,622            13,904
 6/30/01       13,270            12,713            13,997
 7/31/01       13,452            12,887            14,204
 8/31/01       13,721            13,145            14,439
 9/30/01       13,655            13,082            14,390
10/31/01       13,801            13,222            14,561
11/30/01       13,708            13,132            14,439
12/31/01       13,601            13,030            14,301
 1/31/02       13,773            13,194            14,549
 2/28/02       13,932            13,347            14,725
 3/31/02       13,697            13,121            14,436
 4/30/02       13,909            13,325            14,718
 5/31/02       13,992            13,404            14,807
 6/30/02       14,128            13,534            14,964
 7/31/02       14,276            13,677            15,156
 8/31/02       14,439            13,832            15,338
 9/30/02       14,694            14,076            15,674
10/31/02       14,410            13,805            15,414
11/30/02       14,375            13,771            15,351
12/31/02       14,685            14,068            15,674
 1/31/03       14,610            13,996            15,635
 2/28/03       14,828            14,206            15,853
 3/31/03       14,833            14,210            15,863
 4/30/03       15,026            14,395            15,968
 5/31/03       15,339            14,695            16,341
 6/30/03       15,246            14,606            16,272
 7/31/03       14,649            14,034            15,702
 8/31/03       14,802            14,180            15,820
 9/30/03       15,202            14,563            16,285
10/31/03       15,163            14,526            16,203
11/30/03       15,343            14,698            16,372
12/31/03       15,454            14,805            16,507
 1/31/04       15,537            14,885            16,602
 2/29/04       15,817            15,153            16,852
 3/31/04       15,747            15,086            16,793
 4/30/04       15,367            14,721            16,395
 5/31/04       15,296            14,654            16,336
 6/30/04       15,366            14,721            16,395
 7/31/04       15,566            14,912            16,611
 8/31/04       15,881            15,214            16,944
 9/30/04       15,966            15,296            17,034
10/31/04       16,110            15,433            17,181
11/30/04       15,965            15,295            17,039
12/31/04       16,212            15,532            17,247
 1/31/05       16,402            15,713            17,408
 2/28/05       16,343            15,657            17,350
 3/31/05       16,211            15,530            17,241
 4/30/05       16,504            15,811            17,513
 5/31/05       16,666            15,966            17,637
 6/30/05       16,754            16,051            17,746
 7/31/05       16,665            15,965            17,667
 8/31/05       16,859            16,151            17,845
 9/30/05       16,724            16,021            17,725
10/31/05       16,634            15,935            17,617
11/30/05       16,723            16,021            17,702
12/31/05       16,891            16,181            17,854
 1/31/06       16,921            16,210            17,902
 2/28/06       17,058            16,342            18,022
 3/31/06       16,920            16,209            17,898
 4/30/06       16,905            16,195            17,893
 5/31/06       16,977            16,264            17,973


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

     Nuveen Ohio Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

               Nuveen Ohio     Nuveen Ohio     Lehman Brothers
             Municipal Bond   Municipal Bond   Municipal Bond
               Fund (NAV)       Fund (Offer)      Index
             --------------   --------------   --------------
 5/31/96         10,000             9,580         10,000
 6/30/96         10,107             9,683         10,109
 7/31/96         10,198             9,770         10,201
 8/31/96         10,191             9,763         10,199
 9/30/96         10,326             9,893         10,342
10/31/96         10,428             9,990         10,459
11/30/96         10,591            10,146         10,650
12/31/96         10,556            10,113         10,695
 1/31/97         10,558            10,115         10,715
 2/28/97         10,651            10,204         10,814
 3/31/97         10,522            10,081         10,670
 4/30/97         10,597            10,152         10,759
 5/31/97         10,738            10,287         10,921
 6/30/97         10,842            10,387         11,038
 7/31/97         11,117            10,650         11,343
 8/31/97         11,012            10,550         11,237
 9/30/97         11,127            10,659         11,371
10/31/97         11,203            10,733         11,443
11/30/97         11,262            10,789         11,511
12/31/97         11,427            10,947         11,679
 1/31/98         11,543            11,058         11,799
 2/28/98         11,541            11,057         11,803
 3/31/98         11,570            11,084         11,813
 4/30/98         11,500            11,017         11,760
 5/31/98         11,677            11,186         11,946
 6/30/98         11,715            11,223         11,993
 7/31/98         11,745            11,251         12,023
 8/31/98         11,894            11,394         12,209
 9/30/98         12,034            11,529         12,361
10/31/98         12,022            11,517         12,361
11/30/98         12,071            11,564         12,405
12/31/98         12,085            11,577         12,436
 1/31/99         12,196            11,684         12,584
 2/28/99         12,153            11,643         12,528
 3/31/99         12,162            11,651         12,546
 4/30/99         12,202            11,689         12,577
 5/31/99         12,137            11,627         12,504
 6/30/99         11,988            11,484         12,324
 7/31/99         11,985            11,482         12,369
 8/31/99         11,834            11,337         12,270
 9/30/99         11,779            11,284         12,275
10/31/99         11,605            11,117         12,142
11/30/99         11,687            11,196         12,271
12/31/99         11,571            11,085         12,179
 1/31/00         11,514            11,030         12,126
 2/29/00         11,663            11,173         12,267
 3/31/00         11,889            11,389         12,536
 4/30/00         11,831            11,334         12,462
 5/31/00         11,750            11,256         12,397
 6/30/00         12,023            11,518         12,725
 7/31/00         12,198            11,686         12,902
 8/31/00         12,374            11,854         13,101
 9/30/00         12,326            11,809         13,033
10/31/00         12,414            11,892         13,175
11/30/00         12,490            11,966         13,275
12/31/00         12,772            12,236         13,603
 1/31/01         12,850            12,310         13,738
 2/28/01         12,882            12,341         13,782
 3/31/01         12,983            12,438         13,906
 4/30/01         12,842            12,303         13,755
 5/31/01         12,931            12,388         13,904
 6/30/01         13,032            12,484         13,997
 7/31/01         13,226            12,671         14,204
 8/31/01         13,422            12,858         14,439
 9/30/01         13,323            12,764         14,390
10/31/01         13,473            12,907         14,561
11/30/01         13,384            12,822         14,439
12/31/01         13,259            12,702         14,301
 1/31/02         13,456            12,891         14,549
 2/28/02         13,619            13,047         14,725
 3/31/02         13,347            12,786         14,436
 4/30/02         13,559            12,990         14,718
 5/31/02         13,651            13,077         14,807
 6/30/02         13,779            13,200         14,964
 7/31/02         13,957            13,371         15,156
 8/31/02         14,123            13,530         15,338
 9/30/02         14,452            13,845         15,674
10/31/02         14,135            13,541         15,414
11/30/02         14,091            13,499         15,351
12/31/02         14,423            13,818         15,674
 1/31/03         14,342            13,739         15,635
 2/28/03         14,588            13,975         15,853
 3/31/03         14,581            13,969         15,863
 4/30/03         14,728            14,109         15,968
 5/31/03         15,104            14,470         16,341
 6/30/03         15,008            14,378         16,272
 7/31/03         14,397            13,792         15,702
 8/31/03         14,520            13,910         15,820
 9/30/03         14,941            14,314         16,285
10/31/03         14,896            14,270         16,203
11/30/03         15,112            14,477         16,372
12/31/03         15,237            14,597         16,507
 1/31/04         15,283            14,641         16,602
 2/29/04         15,581            14,926         16,852
 3/31/04         15,494            14,844         16,793
 4/30/04         15,074            14,441         16,395
 5/31/04         15,011            14,381         16,336
 6/30/04         15,082            14,449         16,395
 7/31/04         15,302            14,659         16,611
 8/31/04         15,631            14,975         16,944
 9/30/04         15,717            15,057         17,034
10/31/04         15,885            15,218         17,181
11/30/04         15,725            15,064         17,039
12/31/04         15,976            15,305         17,247
 1/31/05         16,160            15,481         17,408
 2/28/05         16,065            15,390         17,350
 3/31/05         15,941            15,272         17,241
 4/30/05         16,222            15,540         17,513
 5/31/05         16,363            15,676         17,637
 6/30/05         16,463            15,771         17,746
 7/31/05         16,351            15,664         17,667
 8/31/05         16,565            15,869         17,845
 9/30/05         16,411            15,722         17,725
10/31/05         16,284            15,601         17,617
11/30/05         16,358            15,671         17,702
12/31/05         16,523            15,829         17,854
 1/31/06         16,553            15,857         17,902
 2/28/06         16,682            15,981         18,022
 3/31/06         16,535            15,841         17,898
 4/30/06         16,504            15,810         17,893
 5/31/06         16,576            15,880         17,973


================================================================================

     Nuveen Wisconsin Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

           Nuveen Wisconsin   Nuveen Wisconsin   Lehman Brothers
            Municipal Bond     Municipal Bond    Municipal Bond
               Fund (NAV)        Fund (Offer)         Index
           ----------------   -----------------  ----------------
 5/31/96        10,000              9,580            10,000
 6/30/96        10,095              9,671            10,109
 7/31/96        10,182              9,754            10,201
 8/31/96        10,163              9,737            10,199
 9/30/96        10,302              9,869            10,342
10/31/96        10,411              9,974            10,459
11/30/96        10,572             10,128            10,650
12/31/96        10,532             10,090            10,695
 1/31/97        10,535             10,093            10,715
 2/28/97        10,624             10,178            10,814
 3/31/97        10,496             10,055            10,670
 4/30/97        10,585             10,141            10,759
 5/31/97        10,740             10,289            10,921
 6/30/97        10,830             10,375            11,038
 7/31/97        11,184             10,715            11,343
 8/31/97        11,032             10,569            11,237
 9/30/97        11,179             10,710            11,371
10/31/97        11,271             10,797            11,443
11/30/97        11,341             10,864            11,511
12/31/97        11,523             11,039            11,679
 1/31/98        11,671             11,180            11,799
 2/28/98        11,672             11,182            11,803
 3/31/98        11,695             11,204            11,813
 4/30/98        11,605             11,118            11,760
 5/31/98        11,836             11,339            11,946
 6/30/98        11,872             11,373            11,993
 7/31/98        11,894             11,395            12,023
 8/31/98        12,092             11,584            12,209
 9/30/98        12,278             11,762            12,361
10/31/98        12,231             11,717            12,361
11/30/98        12,278             11,762            12,405
12/31/98        12,278             11,762            12,436
 1/31/99        12,393             11,872            12,584
 2/28/99        12,343             11,825            12,528
 3/31/99        12,353             11,834            12,546
 4/30/99        12,387             11,866            12,577
 5/31/99        12,289             11,773            12,504
 6/30/99        12,058             11,551            12,324
 7/31/99        12,043             11,537            12,369
 8/31/99        11,833             11,336            12,270
 9/30/99        11,743             11,249            12,275
10/31/99        11,482             11,000            12,142
11/30/99        11,576             11,090            12,271
12/31/99        11,444             10,963            12,179
 1/31/00        11,353             10,876            12,126
 2/29/00        11,573             11,087            12,267
 3/31/00        11,893             11,393            12,536
 4/30/00        11,801             11,305            12,462
 5/31/00        11,670             11,180            12,397
 6/30/00        12,045             11,539            12,725
 7/31/00        12,269             11,753            12,902
 8/31/00        12,480             11,956            13,101
 9/30/00        12,399             11,879            13,033
10/31/00        12,510             11,985            13,175
11/30/00        12,596             12,067            13,275
12/31/00        12,967             12,423            13,603
 1/31/01        13,028             12,481            13,738
 2/28/01        13,128             12,577            13,782
 3/31/01        13,216             12,661            13,906
 4/30/01        13,028             12,481            13,755
 5/31/01        13,169             12,616            13,904
 6/30/01        13,284             12,726            13,997
 7/31/01        13,518             12,951            14,204
 8/31/01        13,741             13,164            14,439
 9/30/01        13,643             13,070            14,390
10/31/01        13,786             13,207            14,561
11/30/01        13,675             13,100            14,439
12/31/01        13,522             12,954            14,301
 1/31/02        13,708             13,132            14,549
 2/28/02        13,908             13,324            14,725
 3/31/02        13,617             13,045            14,436
 4/30/02        13,846             13,264            14,718
 5/31/02        13,993             13,405            14,807
 6/30/02        14,141             13,547            14,964
 7/31/02        14,303             13,702            15,156
 8/31/02        14,493             13,884            15,338
 9/30/02        14,782             14,161            15,674
10/31/02        14,400             13,795            15,414
11/30/02        14,382             13,778            15,351
12/31/02        14,744             14,125            15,674
 1/31/03        14,627             14,012            15,635
 2/28/03        14,821             14,199            15,853
 3/31/03        14,788             14,167            15,863
 4/30/03        14,970             14,341            15,968
 5/31/03        15,310             14,667            16,341
 6/30/03        15,234             14,594            16,272
 7/31/03        14,695             14,077            15,702
 8/31/03        14,806             14,184            15,820
 9/30/03        15,209             14,571            16,285
10/31/03        15,176             14,538            16,203
11/30/03        15,317             14,674            16,372
12/31/03        15,429             14,781            16,507
 1/31/04        15,512             14,860            16,602
 2/29/04        15,787             15,124            16,852
 3/31/04        15,692             15,033            16,793
 4/30/04        15,328             14,685            16,395
 5/31/04        15,260             14,619            16,336
 6/30/04        15,327             14,684            16,395
 7/31/04        15,545             14,892            16,611
 8/31/04        15,839             15,174            16,944
 9/30/04        15,907             15,239            17,034
10/31/04        16,036             15,362            17,181
11/30/04        15,875             15,209            17,039
12/31/04        16,112             15,435            17,247
 1/31/05        16,288             15,604            17,408
 2/28/05        16,218             15,536            17,350
 3/31/05        16,085             15,409            17,241
 4/30/05        16,340             15,654            17,513
 5/31/05        16,473             15,781            17,637
 6/30/05        16,558             15,863            17,746
 7/31/05        16,487             15,795            17,667
 8/31/05        16,636             15,937            17,845
 9/30/05        16,484             15,792            17,725
10/31/05        16,380             15,692            17,617
11/30/05        16,467             15,776            17,702
12/31/05        16,632             15,933            17,854
 1/31/06        16,655             15,956            17,902
 2/28/06        16,805             16,099            18,022
 3/31/06        16,632             15,933            17,898
 4/30/06        16,587             15,890            17,893
 5/31/06        16,657             15,957            17,973


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

  Fund Spotlight as of 5/31/06                 Nuveen Kansas Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.38   $10.30   $10.38   $10.42
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0345  $0.0280  $0.0300  $0.0365
         --------------------------------------------------------------
         Inception Date              1/09/92  2/19/97  2/11/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.28% -2.99%
                 ---------------------------------------------
                 5-Year                           4.97%  4.07%
                 ---------------------------------------------
                 10-Year                          5.40%  4.95%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.54% -3.35%
                 ---------------------------------------------
                 5-Year                           4.21%  4.04%
                 ---------------------------------------------
                 10-Year                          4.73%  4.73%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.67%
                 ---------------------------------------------
                 5-Year                           4.41%
                 ---------------------------------------------
                 10-Year                          4.86%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.41%
                 ---------------------------------------------
                 5-Year                           5.19%
                 ---------------------------------------------
                 10-Year                          5.65%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.99%  3.82%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.80%  3.64%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.63%  5.39%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.26%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.05%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.52%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.47%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.25%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.81%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.00%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.93%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.23%       -3.99%
                            ------------------------------------------
                            5-Year            4.73%        3.83%
                            ------------------------------------------
                            10-Year           5.21%        4.77%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.61%       -4.46%
                            ------------------------------------------
                            5-Year            3.94%        3.77%
                            ------------------------------------------
                            10-Year           4.55%        4.55%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.38%
                            ------------------------------------------
                            5-Year            4.15%
                            ------------------------------------------
                            10-Year           4.67%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.37%
                            ------------------------------------------
                            5-Year            4.93%
                            ------------------------------------------
                            10-Year           5.46%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $131,804
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.29
           ---------------------------------------------------------
           Average Duration                                     5.47
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/06                 Nuveen Kansas Municipal Bond Fund

================================================================================


Bond Credit Quality/1/
                                    [CHART]

AAA/U.S. Guaranteed                65.2%
AA                                 15.7%
A                                  10.1%
BBB                                 6.0%
N/R                                 3.0%



Industries/1/

                    Tax Obligation/Limited            28.7%
                    ---------------------------------------
                    Tax Obligation/General            18.2%
                    ---------------------------------------
                    Health Care                       18.0%
                    ---------------------------------------
                    U.S. Guaranteed                   10.6%
                    ---------------------------------------
                    Water and Sewer                    7.0%
                    ---------------------------------------
                    Education and Civic Organizations  3.9%
                    ---------------------------------------
                    Other                             13.6%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,013.20 $1,010.40 $1,010.50 $1,014.30 $1,020.79 $1,017.05 $1,018.05 $1,021.79
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.17 $    7.92 $    6.92 $    3.16 $    4.18 $    7.95 $    6.94 $    3.18
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/06               Nuveen Kentucky Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.96   $10.97   $10.96   $10.96
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0380  $0.0310  $0.0325  $0.0395
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0363  $0.0363  $0.0363  $0.0363
    -----------------------------------------------------------------------
    Inception Date                       5/04/87  2/05/97 10/04/93  2/07/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.38% -2.91%
                 ---------------------------------------------
                 5-Year                           5.15%  4.26%
                 ---------------------------------------------
                 10-Year                          5.28%  4.84%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.62% -3.26%
                 ---------------------------------------------
                 5-Year                           4.38%  4.21%
                 ---------------------------------------------
                 10-Year                          4.67%  4.67%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.88%
                 ---------------------------------------------
                 5-Year                           4.59%
                 ---------------------------------------------
                 10-Year                          4.72%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.64%
                 ---------------------------------------------
                 5-Year                           5.37%
                 ---------------------------------------------
                 10-Year                          5.47%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.16%  3.99%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.65%  3.49%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.41%  5.17%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.30%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.56%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.10%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.59%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.84%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.69%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.39%       -3.85%
                            ------------------------------------------
                            5-Year            4.91%        4.00%
                            ------------------------------------------
                            10-Year           5.14%        4.68%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.46%       -4.29%
                            ------------------------------------------
                            5-Year            4.12%        3.94%
                            ------------------------------------------
                            10-Year           4.52%        4.52%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.21%
                            ------------------------------------------
                            5-Year            4.31%
                            ------------------------------------------
                            10-Year           4.56%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.55%
                            ------------------------------------------
                            5-Year            5.10%
                            ------------------------------------------
                            10-Year           5.31%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $465,394
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.17
           ---------------------------------------------------------
           Average Duration                                     5.70
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/06               Nuveen Kentucky Municipal Bond Fund

================================================================================


Bond Credit Quality/1/
                                    [CHART]

AAA/U.S. Guaranteed                74.3%
AA                                  8.5%
A                                   4.9%
BBB                                10.1%
BB or Lower                         1.3%
N/R                                 0.9%



Industries/1/

                    Tax Obligation/Limited            32.2%
                    ---------------------------------------
                    U.S. Guaranteed                   11.5%
                    ---------------------------------------
                    Health Care                       11.5%
                    ---------------------------------------
                    Utilities                          9.9%
                    ---------------------------------------
                    Water and Sewer                    8.5%
                    ---------------------------------------
                    Tax Obligation/General             6.3%
                    ---------------------------------------
                    Education and Civic Organizations  4.8%
                    ---------------------------------------
                    Transportation                     4.6%
                    ---------------------------------------
                    Other                             10.7%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,014.00 $1,011.10 $1,011.90 $1,015.80 $1,020.84 $1,017.10 $1,018.15 $1,021.84
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.12 $    7.87 $    6.82 $    3.12 $    4.13 $    7.90 $    6.84 $    3.13
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.57%, 1.36% and .62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/06               Nuveen Michigan Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $11.45   $11.48   $11.44   $11.45
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0395  $0.0325  $0.0340  $0.0415
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.1321  $0.1321  $0.1321  $0.1321
-------------------------------------------------------------------------------------------
Inception Date                                           6/27/85  2/03/97  6/22/93  2/03/97
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.48% -2.77%
                 ---------------------------------------------
                 5-Year                           5.28%  4.38%
                 ---------------------------------------------
                 10-Year                          5.42%  4.96%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.71% -3.14%
                 ---------------------------------------------
                 5-Year                           4.49%  4.32%
                 ---------------------------------------------
                 10-Year                          4.81%  4.81%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.91%
                 ---------------------------------------------
                 5-Year                           4.70%
                 ---------------------------------------------
                 10-Year                          4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.69%
                 ---------------------------------------------
                 5-Year                           5.49%
                 ---------------------------------------------
                 10-Year                          5.61%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.14%  3.97%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.66%  3.51%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.30%  5.09%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.40%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.92%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.23%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.57%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.12%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.52%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.35%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.86%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.59%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.43%       -3.76%
                            ------------------------------------------
                            5-Year            4.97%        4.08%
                            ------------------------------------------
                            10-Year           5.27%        4.82%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.25%       -4.06%
                            ------------------------------------------
                            5-Year            4.20%        4.03%
                            ------------------------------------------
                            10-Year           4.66%        4.66%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.13%
                            ------------------------------------------
                            5-Year            4.39%
                            ------------------------------------------
                            10-Year           4.70%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.64%
                            ------------------------------------------
                            5-Year            5.18%
                            ------------------------------------------
                            10-Year           5.46%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $237,084
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.35
           ---------------------------------------------------------
           Average Duration                                     5.32
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/06               Nuveen Michigan Municipal Bond Fund

================================================================================

Bond Credit Quality/1/
                                    [CHART]


AAA/U.S. Guaranteed                73.1%
AA                                 10.3%
A                                   5.5%
BBB                                 6.1%
BB or Lower                         3.0%
N/R                                 2.0%



Industries/1/

                          Tax Obligation/General 32.5%
                          ----------------------------
                          U.S. Guaranteed        19.4%
                          ----------------------------
                          Tax Obligation/Limited 10.7%
                          ----------------------------
                          Water and Sewer        10.5%
                          ----------------------------
                          Health Care            10.4%
                          ----------------------------
                          Utilities               4.4%
                          ----------------------------
                          Other                  12.1%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,014.80 $1,011.70 $1,012.80 $1,015.80 $1,020.64 $1,016.90 $1,017.90 $1,021.64
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.32 $    8.07 $    7.08 $    3.32 $    4.33 $    8.10 $    7.09 $    3.33
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 16

  Fund Spotlight as of 5/31/06               Nuveen Missouri Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.98   $10.99   $10.97   $10.99
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0305  $0.0325  $0.0395
         --------------------------------------------------------------
         Inception Date              8/03/87  2/06/97  2/02/94  2/19/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.88% -2.37%
                 ---------------------------------------------
                 5-Year                           5.21%  4.31%
                 ---------------------------------------------
                 10-Year                          5.44%  4.99%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.12% -2.79%
                 ---------------------------------------------
                 5-Year                           4.43%  4.26%
                 ---------------------------------------------
                 10-Year                          4.83%  4.83%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.34%
                 ---------------------------------------------
                 5-Year                           4.64%
                 ---------------------------------------------
                 10-Year                          4.87%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.10%
                 ---------------------------------------------
                 5-Year                           5.42%
                 ---------------------------------------------
                 10-Year                          5.63%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.10%  3.93%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              4.03%  3.86%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.97%  5.72%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.86%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.56%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.16%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.23%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      6.27%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.04%       -3.17%
                            ------------------------------------------
                            5-Year            4.99%        4.10%
                            ------------------------------------------
                            10-Year           5.30%        4.85%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.28%       -3.59%
                            ------------------------------------------
                            5-Year            4.22%        4.05%
                            ------------------------------------------
                            10-Year           4.69%        4.69%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.50%
                            ------------------------------------------
                            5-Year            4.41%
                            ------------------------------------------
                            10-Year           4.73%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.26%
                            ------------------------------------------
                            5-Year            5.21%
                            ------------------------------------------
                            10-Year           5.50%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $262,229
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.50
           ---------------------------------------------------------
           Average Duration                                     5.48
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 17

  Fund Spotlight as of 5/31/06               Nuveen Missouri Municipal Bond Fund

================================================================================


Bond Credit Quality/1/
                                    [CHART]

AAA/U.S. Guaranteed                59.7%
AA                                 13.6%
A                                   5.0%
BBB                                 8.6%
N/R                                13.1%



Industries/1/

                    Tax Obligation/Limited            18.1%
                    ---------------------------------------
                    Tax Obligation/General            17.0%
                    ---------------------------------------
                    Transportation                     9.2%
                    ---------------------------------------
                    Education and Civic Organizations  8.4%
                    ---------------------------------------
                    Health Care                        8.2%
                    ---------------------------------------
                    Long-Term Care                     8.0%
                    ---------------------------------------
                    Housing/Multifamily                6.8%
                    ---------------------------------------
                    U.S. Guaranteed                    6.3%
                    ---------------------------------------
                    Water and Sewer                    5.5%
                    ---------------------------------------
                    Other                             12.5%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,015.20 $1,011.40 $1,012.50 $1,016.30 $1,020.84 $1,017.10 $1,018.10 $1,021.84
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.12 $    7.87 $    6.87 $    3.12 $    4.13 $    7.90 $    6.89 $    3.13
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 18

  Fund Spotlight as of 5/31/06                   Nuveen Ohio Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $11.27   $11.25   $11.24   $11.25
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0390  $0.0320  $0.0340  $0.0410
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0430  $0.0430  $0.0430  $0.0430
-------------------------------------------------------------------------------------------
Inception Date                                           6/27/85  2/03/97  8/03/93  2/03/97
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.30% -2.95%
                 ---------------------------------------------
                 5-Year                           5.09%  4.19%
                 ---------------------------------------------
                 10-Year                          5.18%  4.73%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.47% -3.40%
                 ---------------------------------------------
                 5-Year                           4.31%  4.14%
                 ---------------------------------------------
                 10-Year                          4.58%  4.58%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.68%
                 ---------------------------------------------
                 5-Year                           4.51%
                 ---------------------------------------------
                 10-Year                          4.61%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.51%
                 ---------------------------------------------
                 5-Year                           5.32%
                 ---------------------------------------------
                 10-Year                          5.38%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%  3.98%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.36%  5.14%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.41%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.25%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.63%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.07%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.55%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.37%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.66%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.14%       -4.05%
                            ------------------------------------------
                            5-Year            4.81%        3.92%
                            ------------------------------------------
                            10-Year           5.01%        4.57%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.60%       -4.42%
                            ------------------------------------------
                            5-Year            4.03%        3.86%
                            ------------------------------------------
                            10-Year           4.40%        4.40%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.39%
                            ------------------------------------------
                            5-Year            4.24%
                            ------------------------------------------
                            10-Year           4.44%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.35%
                            ------------------------------------------
                            5-Year            5.00%
                            ------------------------------------------
                            10-Year           5.21%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $543,160
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.07
           ---------------------------------------------------------
           Average Duration                                     5.68
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 19

  Fund Spotlight as of 5/31/06                   Nuveen Ohio Municipal Bond Fund

================================================================================


Bond Credit Quality/1/
                                    [CHART]


AAA/U.S. Guaranteed                72.2%
AA                                 17.5%
A                                   1.7%
BBB                                 5.8%
BB or Lower                         0.2%
N/R                                 2.6%



Industries/1/

                    Tax Obligation/General            24.3%
                    ---------------------------------------
                    U.S. Guaranteed                   20.6%
                    ---------------------------------------
                    Tax Obligation/Limited            12.3%
                    ---------------------------------------
                    Health Care                       10.4%
                    ---------------------------------------
                    Education and Civic Organizations  7.9%
                    ---------------------------------------
                    Utilities                          6.5%
                    ---------------------------------------
                    Water and Sewer                    4.9%
                    ---------------------------------------
                    Other                             13.1%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,013.30 $1,009.60 $1,010.70 $1,014.40 $1,020.84 $1,017.10 $1,018.10 $1,021.84
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.12 $    7.87 $    6.87 $    3.11 $    4.13 $    7.90 $    6.89 $    3.13
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 20

  Fund Spotlight as of 5/31/06              Nuveen Wisconsin Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $10.20   $10.22   $10.23   $10.25
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0325  $0.0260  $0.0280  $0.0345
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0482  $0.0482  $0.0482  $0.0482
-------------------------------------------------------------------------------------------
Inception Date                                           6/01/94  2/25/97  2/25/97  2/25/97
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.11% -3.12%
                 ---------------------------------------------
                 5-Year                           4.81%  3.91%
                 ---------------------------------------------
                 10-Year                          5.23%  4.78%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.26% -3.61%
                 ---------------------------------------------
                 5-Year                           4.03%  3.86%
                 ---------------------------------------------
                 10-Year                          4.65%  4.65%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           0.49%
                 ---------------------------------------------
                 5-Year                           4.23%
                 ---------------------------------------------
                 10-Year                          4.70%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.34%
                 ---------------------------------------------
                 5-Year                           5.03%
                 ---------------------------------------------
                 10-Year                          5.47%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.82%  3.66%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.80%  3.64%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.67%  5.43%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.05%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.05%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.55%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.28%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.25%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.04%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.99%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.96%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.12%       -4.06%
                            ------------------------------------------
                            5-Year            4.53%        3.63%
                            ------------------------------------------
                            10-Year           5.08%        4.64%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.63%       -4.46%
                            ------------------------------------------
                            5-Year            3.76%        3.58%
                            ------------------------------------------
                            10-Year           4.50%        4.50%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.49%
                            ------------------------------------------
                            5-Year            3.98%
                            ------------------------------------------
                            10-Year           4.55%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.26%
                            ------------------------------------------
                            5-Year            4.73%
                            ------------------------------------------
                            10-Year           5.32%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $45,543
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.72
            --------------------------------------------------------
            Average Duration                                    6.29
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.

                            Annual Report  Page 21

  Fund Spotlight as of 5/31/06              Nuveen Wisconsin Municipal Bond Fund

================================================================================


Bond Credit Quality/1/
                                    [CHART]

AAA/U.S. Guaranteed                58.1%
AA                                  8.9%
A                                  16.4%
BBB                                 3.2%
BB or Lower                         0.6%
N/R                                12.8%



Industries/1/

                          Tax Obligation/Limited 68.8%
                          ----------------------------
                          U.S. Guaranteed        12.0%
                          ----------------------------
                          Housing/Multifamily     9.8%
                          ----------------------------
                          Other                   9.4%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/06)     $1,011.40 $1,007.60 $1,008.80 $1,012.50 $1,020.59 $1,016.80 $1,017.85 $1,021.59
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.36 $    8.16 $    7.11 $    3.36 $    4.38 $    8.20 $    7.14 $    3.38
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .87%, 1.63%, 1.42% and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 22

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.9%

 $     1,000 Kansas Development Finance Authority, Athletic Facility       6/14 at 100.00          A1 $     1,034,640
              Revenue Bonds, University of Kansas Athletic Corporation
              Project, Series 2004K, 5.000%, 6/01/19

       1,200 Kansas Development Finance Authority, Board of Regents,       4/15 at 100.00         AAA       1,254,396
              Revenue Bonds, Kansas State University Housing System,
              Series 2005A, 5.000%, 4/01/22 - MBIA Insured

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00        BBB-       1,529,295
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/19

         955 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00         AAA       1,001,499
              Series 2001A, 5.500%, 7/01/16 - AMBAC Insured

         270 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00         AAA         283,146
              Series 2001B, 5.500%, 7/01/16 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
       4,925 Total Education and Civic Organizations                                                        5,102,976
---------------------------------------------------------------------------------------------------------------------
             Health Care - 17.8%

             Coffeyville Public Building Commission, Kansas, Healthcare
             Facilities Revenue Bonds, Coffeyville Regional Medical
             Center, Series 2002:
       1,005  5.000%, 8/01/18 - AMBAC Insured                              8/12 at 100.00         AAA       1,038,517
       1,050  5.000%, 8/01/19 - AMBAC Insured                              8/12 at 100.00         AAA       1,083,065
       1,000  5.000%, 8/01/20 - AMBAC Insured                              8/12 at 100.00         AAA       1,028,770

       2,000 Colby, Kansas, Health Facilities Revenue Refunding Bonds,     8/08 at 100.00         N/R       2,000,180
              Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16

         680 Kansas Development Finance Authority, Health Facilities      11/15 at 100.00          A2         693,280
              Revenue Bonds, Hays Medical Center Inc., Series 2005L,
              5.000%, 11/15/20

       4,580 Kansas Development Finance Authority, Health Facilities       6/10 at 101.00          AA       5,003,146
              Revenue Bonds, Sisters of Charity of Leavenworth Health
              Services Corporation, Series 2000K, 6.500%, 12/01/16

       1,285 Kansas Development Finance Authority, Hospital Revenue       12/12 at 100.00          AA       1,355,495
              Bonds, Susan B. Allen Memorial Hospital, Series 2002Q,
              5.375%, 12/15/16 - RAAI Insured

       1,110 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/09 at 100.00          AA       1,158,085
              Hospital, Series 1999, 5.750%, 7/01/24 - RAAI Insured

             Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health
             Center, Series 2001:
       1,025  5.000%, 8/15/14 - FSA Insured                                8/11 at 100.00         AAA       1,065,744
       1,075  5.000%, 8/15/15 - FSA Insured                                8/11 at 100.00         AAA       1,112,991

             Newton, Kansas, Hospital Revenue Refunding Bonds, Newton
             Healthcare Corporation, Series 1998A:
       1,000  5.700%, 11/15/18                                            11/08 at 100.00        BBB-       1,015,150
       1,750  5.750%, 11/15/24                                            11/08 at 100.00        BBB-       1,771,718

         100 Puerto Rico Industrial, Tourist, Educational, Medical and     7/06 at 101.00         AAA         100,118
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

       4,780 Wichita, Kansas, Hospital Facilities Revenue Refunding and   11/09 at 101.00          A+       5,083,434
              Improvement Bonds, Via Christi Health System Inc., Series
              1999-XI, 6.250%, 11/15/24
---------------------------------------------------------------------------------------------------------------------
      22,440 Total Health Care                                                                             23,509,693
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.8%

             Wichita, Kansas, Multifamily Housing Revenue Refunding
              Bonds, Shores Apartments, Series 1994XI-A:
       1,500  6.700%, 4/01/19 - RAAI Insured                               4/09 at 102.00          AA       1,581,315
       2,000  6.800%, 4/01/24 - RAAI Insured                               4/09 at 102.00          AA       2,107,660
---------------------------------------------------------------------------------------------------------------------
       3,500 Total Housing/Multifamily                                                                      3,688,975
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.4%

         190 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/10 at 105.00         Aaa         194,843
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum
              Tax)

       3,135 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/12 at 105.00         Aaa       3,260,776
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative
              Minimum Tax)

----
23

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

 $       255 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed     No Opt. Call         Aaa $       265,855
              Securities Program Single Family Revenue Bonds, Series
              1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

         485 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed   6/08 at 105.00         Aaa         494,070
              Securities Program Single Family Revenue Bonds, Series
              1998A-1, 6.500%, 12/01/22 (Alternative Minimum Tax)

         290 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed  12/09 at 105.00         Aaa         296,560
              Securities Program Single Family Revenue Bonds, Series
              2000A-2, 7.600%, 12/01/31 - MBIA Insured (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       4,355 Total Housing/Single Family                                                                    4,512,104
---------------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%

       1,000 Wichita Airport Authority, Kansas, Special Facilities         6/12 at 101.00          A-       1,061,560
              Revenue Bonds, Cessna Citation Service Center, Series
              2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)

       1,000 Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc.   8/07 at 101.00          A+       1,023,040
              Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       2,000 Total Industrials                                                                              2,084,600
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.3%

         500 Sedgwick County, Kansas, Healthcare Facilities Revenue       11/09 at 100.00           A         514,720
              Bonds, Catholic Care Center Inc., Series 2001, 5.750%,
              11/15/23
---------------------------------------------------------------------------------------------------------------------
             Materials - 2.9%

       3,700 Ford County, Kansas, Sewage and Solid Waste Disposal          6/08 at 102.00          A+       3,806,634
              Revenue Bonds, Excel Corporation/Cargill Inc. Project,
              Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 18.0%

       2,500 Butler and Sedgwick Counties Unified School District 385,       No Opt. Call         AAA       2,882,300
              Andover, Kansas, General Obligation Refunding and
              Improvement Bonds, Series 2000, 6.000%, 9/01/16 - FSA
              Insured

             Butler County Unified School District 394, Kansas, General
             Obligation Bonds, Series 2004:
       1,055  5.000%, 9/01/20 - FSA Insured                                9/14 at 100.00         AAA       1,105,397
       2,615  5.000%, 9/01/23 - FSA Insured                                9/14 at 100.00         AAA       2,728,831

       1,170 Butler County Unified School District 490, Kansas, General    9/15 at 100.00         AAA       1,219,631
              Obligation Bonds, Series 2005B, 5.000%, 9/01/25 - FSA
              Insured

       1,675 Cowley County Unified School District 465, Winfield,         10/13 at 100.00         AAA       1,807,174
              Kansas, General Obligation Bonds, Series 2003, 5.250%,
              10/01/23 - MBIA Insured

         560 Derby, Kansas, General Obligation Bonds, Series 2002B,       12/10 at 100.00         Aaa         586,516
              5.000%, 12/01/18 - FSA Insured

       2,000 Johnson County Unified School District 232, Kansas, General   9/15 at 100.00         Aaa       2,147,560
              Obligation Bonds, Series 2005A, 5.250%, 9/01/20 - FSA
              Insured

       1,450 Leavenworth County Unified School District 464, Tonganoxie,   9/15 at 100.00         AAA       1,509,276
              Kansas, General Obligation Bonds, Series 2005A, 5.000%,
              9/01/26 - MBIA Insured

       1,020 Miami County Unified School District 367, Osawatomie,         9/15 at 100.00         AAA       1,073,550
              Kansas, General Obligation Bonds, Series 2005A, 5.000%,
              9/01/20 - FSA Insured

       1,100 Montgomery County Unified School District 445, Coffeyville,   4/12 at 100.00         AAA       1,141,360
              Kansas, General Obligation Bonds, Series 2002, 5.000%,
              4/01/22 - FGIC Insured

       3,000 Neosho County Unified School District 413, Kansas, General    9/14 at 100.00         Aaa       3,094,920
              Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA
              Insured

             Puerto Rico, General Obligation and Public Improvement
             Bonds, Series 2001A:
       1,000  5.500%, 7/01/20 - MBIA Insured                                 No Opt. Call         AAA       1,121,800
         330  5.375%, 7/01/28                                              7/11 at 100.00         BBB         339,563

       1,250 Sedgwick County Unified School District 259, Wichita,         9/10 at 100.00          AA       1,167,950
              Kansas, General Obligation Bonds, Series 2000, 3.500%,
              9/01/16

       1,795 Wichita, Kansas, General Obligation Bonds, Series 2002,       4/09 at 101.00          AA       1,861,020
              5.000%, 4/01/17
---------------------------------------------------------------------------------------------------------------------
      22,520 Total Tax Obligation/General                                                                  23,786,848
---------------------------------------------------------------------------------------------------------------------

----
24

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 28.4%

 $     3,000 Butler County Public Building Commission, Kansas,            10/10 at 100.00         Aaa     $     3,197,280
              Improvement Revenue Bonds, Public Facilities Projects,
              Series 2000, 5.550%, 10/01/21 - MBIA Insured

             Kansas Department of Transportation, Highway Revenue Bonds,
             Series 2004A:
       1,000  5.000%, 3/01/20                                              3/14 at 100.00         AA+           1,045,320
       5,000  5.000%, 3/01/23                                              3/14 at 100.00         AA+           5,206,550

       5,000 Kansas Development Finance Authority, Board of Regents,       4/13 at 102.00         AAA           5,253,950
              Revenue Bonds, Scientific Research and Development
              Facilities Projects, Series 2003C, 5.000%, 10/01/23 -
              AMBAC Insured

         500 Kansas Development Finance Authority, Lease Revenue Bonds,   10/12 at 100.00         AAA             519,000
              Department of Administration, State Capitol Restoration
              Parking Facility Project, Series 2002C, 5.000%, 10/01/21 -
              FSA Insured

       1,140 Kansas Development Finance Authority, Lease Revenue Bonds,    4/14 at 100.00         AAA           1,199,360
              Department of Administration, State Capitol Restoration
              Project, Series 2004G-1, 5.125%, 4/01/21 - MBIA Insured

             Kansas Development Finance Authority, Revenue Bonds,
             Department of Administration, Comprehensive Transportation
             Program, Series 2006A:
       3,900  5.000%, 11/01/23 - FGIC Insured                             11/16 at 100.00         AAA           4,098,705
       3,000  5.000%, 11/01/25 - FGIC Insured                             11/16 at 100.00         AAA           3,140,070

       1,000 Kansas Development Finance Authority, Revenue Bonds, State   10/11 at 100.00         AAA           1,046,080
              Projects, Series 2001W, 5.000%, 10/01/17 - MBIA Insured

       2,085 Kansas Development Finance Authority, Revenue Bonds, State   10/12 at 100.00         AAA           2,226,426
              Projects, Series 2002N, 5.250%, 10/01/18 - AMBAC Insured

       2,355 Kansas Development Finance Authority, Revenue Bonds, State    8/13 at 100.00         AAA           2,495,311
              Projects, Series 2003J, 5.250%, 8/01/20 -AMBAC Insured

       1,155 Kansas Development Finance Authority, Revenue Bonds, State    4/14 at 101.00         AAA           1,207,356
              Projects, Series 2004A, 5.000%, 4/01/22 - FGIC Insured

       1,500 Kansas Development Finance Authority, Revenue Bonds, State    5/15 at 100.00         AAA           1,574,205
              Projects, Series 2005H, 5.000%, 5/01/20 - MBIA Insured

       1,800 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00         N/R           1,970,028
              Revenue Bonds, Overland Park Convention Center, Series
              2001A, 7.375%, 1/01/32

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB           2,193,680
              Taxes Loan Note, Series 1999A, 6.375%, 10/01/19

       1,000 Virgin Islands Public Finance Authority, Senior Lien         10/08 at 101.00         BBB           1,034,610
              Revenue Refunding Bonds, Matching Fund Loan Note, Series
              1998A, 5.625%, 10/01/25
-------------------------------------------------------------------------------------------------------------------------
      35,435 Total Tax Obligation/Limited                                                                      37,407,931
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.5% (3)

         750 Derby, Kansas, General Obligation Bonds, Series 2001A,       12/11 at 100.00         Aaa             793,598
              5.250%, 12/01/21 (Pre-refunded 12/01/11) - AMBAC Insured

      12,175 Johnson County, Kansas, Residual Revenue and Refunding          No Opt. Call         Aaa           9,622,146
              Bonds, Series 1992, 0.000%, 5/01/12 (ETM)

             Wellington, Kansas, Electric, Water, and Sewer Utility
             System Revenue Bonds, Series 2002:
         335  5.250%, 11/01/25 (Pre-refunded 11/01/12) - AMBAC Insured    11/12 at 100.00         AAA             361,468
         785  5.250%, 11/01/27 (Pre-refunded 11/01/12) - AMBAC Insured    11/12 at 100.00         AAA             847,023

       1,010 Wichita, Kansas, Revenue Bonds, CSJ Health System of         11/06 at 100.00          A+ (3)       1,132,190
              Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)

       1,000 Wyandotte County Unified School District 500, Kansas,         9/12 at 100.00         AAA           1,063,740
              General Obligation Bonds, Series 2002, 5.000%, 9/01/20
              (Pre-refunded 9/01/12) - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
      16,055 Total U.S. Guaranteed                                                                             13,820,165
-------------------------------------------------------------------------------------------------------------------------
             Utilities - 2.4%

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA           1,034,270
              Series 2005RR, 5.000%, 7/01/30 - XLCA Insured

       1,000 Wyandotte County-Kansas City Unified Government, Kansas,      9/14 at 100.00         AAA           1,040,020
              Utility System Revenue Bonds, Series 2004B, 5.000%,
              9/01/24 - FSA Insured

       1,000 Wynadotte County-Kansas City Unified Government, Kansas,      5/11 at 100.00         AAA           1,037,100
              Industrial Revenue Bonds, Board of Public Utilities Office
              Building Complex, Series 2001, 5.000%, 5/01/21 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------------
       3,000 Total Utilities                                                                                    3,111,390
-------------------------------------------------------------------------------------------------------------------------

----
25

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.0%

 $     1,040 Chisholm Creek Utility Authority, Kansas, Water and           9/12 at 100.00         Aaa $     1,103,523
              Wastewater Facilities Revenue Bonds, Series 2002, 5.250%,
              9/01/22 - MBIA Insured

       2,300 Kansas Development Finance Authority, Water Pollution        11/12 at 100.00         AAA       2,386,756
              Control Revolving Fund Leveraged Bonds, Series 2002-II,
              5.000%, 11/01/23

       5,500 Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,   10/13 at 100.00         AAA       5,712,300
              Series 2003, 5.000%, 10/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
       8,840 Total Water and Sewer                                                                          9,202,579
---------------------------------------------------------------------------------------------------------------------
 $   127,270 Total Investments (cost $126,003,114) - 99.0%                                                130,548,615
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                           1,254,902
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   131,803,517
             -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
          (ETM) Escrowed to maturity.
            N/R Not rated.

                                See accompanying notes to financial statements.

----
26

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

 $     4,865 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB $     4,954,078
              Asset - Backed Refunding Bonds, Series 2002, 5.375%,
              5/15/33
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.8%

       1,000 Campbellsville, Kentucky, Revenue Bonds, Campbellsville       3/15 at 100.00         N/R       1,001,810
              University, Series 2005, 5.700%, 3/01/34

       6,535 Columbia, Kentucky, Educational Development Revenue Bonds,    4/11 at 101.00        BBB-       6,951,606
              Lindsey Wilson College Project, Series 2001, 6.250%,
              4/01/21

       5,930 Jefferson County, Kentucky, College Revenue Bonds,            5/09 at 101.00        Baa2       5,993,451
              Bellarmine College Project, Series 1999, 5.250%, 5/01/29

       1,000 Kentucky Asset/Liability Commission, General Receipts        10/15 at 100.00         AAA       1,067,560
              Revenue Bonds, University of Kentucky, Series 2005,
              5.000%, 10/01/16 - FGIC Insured

       1,500 Kentucky Economic Development Finance Authority, College     10/12 at 100.00         AAA       1,532,955
              Revenue Refunding and Improvement Bonds, Centre College
              Project, Series 2002, 5.000%, 4/01/32 - FSA Insured

       2,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00        BBB-       2,529,075
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/29

       3,000 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00         BBB       3,038,850
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/31
---------------------------------------------------------------------------------------------------------------------
      21,465 Total Education and Civic Organizations                                                       22,115,307
---------------------------------------------------------------------------------------------------------------------
             Health Care - 11.4%

       4,340 Clark County, Kentucky, Hospital Revenue Refunding and        3/07 at 102.00        BBB-       4,474,887
              Improvement Bonds, Clark Regional Medical Center Project,
              Series 1997, 6.200%, 4/01/13

      10,340 Kentucky Economic Development Finance Authority, Health         No Opt. Call         AAA       3,499,780
              System Revenue Bonds, Norton Healthcare Inc., Series
              2000B, 0.000%, 10/01/28 - MBIA Insured

       9,500 Kentucky Economic Development Finance Authority, Hospital     2/07 at 102.00         AAA       9,788,990
              Revenue Refunding Bonds, Pikeville, United Methodist
              Hospital of Kentucky Inc. Project, Series 1997, 5.700%,
              2/01/28 - CONNIE LEE/AMBA Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc., Series 1997:
         500  5.500%, 10/01/07                                               No Opt. Call         BB-         503,365
         500  5.600%, 10/01/08                                             4/08 at 102.00         BB-         505,725
       3,500  5.850%, 10/01/17                                             4/08 at 102.00         BB-       3,482,500
       1,500  5.875%, 10/01/22                                             4/08 at 102.00         BB-       1,478,970

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Catholic Health Initiatives, Series 2001:
       1,000  5.250%, 9/01/21                                              9/11 at 100.00          AA       1,034,650
       1,000  5.250%, 9/01/24                                              9/11 at 100.00          AA       1,033,710

       6,080 Kentucky Economic Development Finance Authority, Revenue      6/08 at 101.00          AA       6,152,413
              Refunding and Improvement Bonds, Catholic Health
              Initiatives, Series 1998A, 5.000%, 12/01/27

       1,665 McCracken County, Kentucky, Hospital Facilities Revenue      11/06 at 100.00         AAA       1,683,298
              Refunding Bonds, Mercy Health System, Series 1994A,
              6.300%, 11/01/06 - MBIA Insured

       2,195 Rockcastle County, Kentucky, First Mortgage Revenue Bonds,    6/15 at 100.00        BBB-       2,184,903
              Rockcastle Hospital and Respiratory Care Center Inc.
              Project, Series 2005, 5.550%, 6/01/30

      16,500 Russell, Kentucky, Revenue Bonds, Bon Secours Health         11/12 at 100.00          A-      17,159,340
              System, Series 2002A, 5.625%, 11/15/30
---------------------------------------------------------------------------------------------------------------------
      58,620 Total Health Care                                                                             52,982,531
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 0.6%

       3,265 Henderson, Kentucky, Senior Tax - Exempt Residential          5/09 at 102.00         N/R       3,301,992
              Facilities Revenue Bonds, Pleasant Pointe Project, Series
              1999A, 6.125%, 5/01/29
---------------------------------------------------------------------------------------------------------------------

----
27

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.9%

 $       425 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/09 at 101.00         AAA $       425,638
              1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)

       9,480 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00         AAA       9,657,940
              1999A, 5.200%, 1/01/31

         710 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00         AAA         714,700
              1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)

       4,760 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/14 at 100.00         AAA       4,734,962
              2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)

       2,470 Kentucky Housing Corporation, Housing Revenue Bonds, Series   7/14 at 100.00         AAA       2,409,065
              2005H, 4.000%, 1/01/33 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      17,845 Total Housing/Single Family                                                                   17,942,305
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.0%

       4,840 Florence, Kentucky, Housing Facilities Revenue Bonds,         8/09 at 101.00           A       5,087,324
              Bluegrass RHF Housing Inc., Series 1999, 6.375%, 8/15/29 -
              ACA Insured

             Kentucky Economic Development Finance Authority, Mortgage
             Revenue Bonds, South Central Nursing Homes Inc., Series
             1997A:
       2,000  6.000%, 1/01/27 (Mandatory put 7/01/20) - MBIA Insured       1/08 at 105.00         AAA       2,154,460
       3,700  6.000%, 1/01/27 (Mandatory put 1/01/24) - MBIA Insured       1/08 at 105.00         AAA       3,985,751

       2,000 Kentucky Economic Development Finance Authority,             11/15 at 103.00         AAA       2,107,900
              Multifamily Housing Revenue Bonds, Christian Care
              Communities Projects, Series 2005, 5.250%, 11/20/25

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Christian Church Homes of Kentucky Inc. Obligated
             Group, Series 1998:
       1,800  5.375%, 11/15/23                                             5/08 at 102.00         BBB       1,798,128
       3,500  5.500%, 11/15/30                                             5/08 at 102.00         BBB       3,501,750
---------------------------------------------------------------------------------------------------------------------
      17,840 Total Long-Term Care                                                                          18,635,313
---------------------------------------------------------------------------------------------------------------------
             Materials - 1.1%

       2,000 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   4/07 at 102.00        Baa2       2,077,120
              Weyerhaeuser Company - TJ International Project, Series
              1997, 6.550%, 4/15/27 (Alternative Minimum Tax)

       2,820 Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue   10/06 at 102.00         BBB       2,888,413
              Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       4,820 Total Materials                                                                                4,965,533
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.4%

             Bowling Green, Kentucky, General Obligation and Special
             Revenue Bonds, Series 2002B:
       1,785  5.000%, 6/01/23                                              6/12 at 100.00         Aa2       1,851,223
       1,230  5.000%, 6/01/24                                              6/12 at 100.00         Aa2       1,274,317
       1,665  5.000%, 6/01/25                                              6/12 at 100.00         Aa2       1,722,676

       2,500 Jefferson County, Kentucky, General Obligation Refunding      5/09 at 100.00          AA       2,635,900
              Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum
              Tax)

             Louisville and Jefferson County Metropolitan Government,
             Kentucky, General Obligation Bonds, Series 2004A-B:
       1,195  5.000%, 11/01/16 - AMBAC Insured                            11/14 at 100.00         AAA       1,268,935
       1,000  5.000%, 11/01/17 - AMBAC Insured                            11/14 at 100.00         AAA       1,057,500

       1,175 Louisville, Kentucky, General Obligation Bonds, Series       11/11 at 101.00         AA+       1,220,191
              2001A, 5.000%, 11/01/21

       3,000 Louisville, Kentucky, General Obligation Bonds, Series       10/12 at 100.00         AAA       3,112,650
              2002A, 5.000%, 10/01/23 - FGIC Insured

       5,000 Puerto Rico, General Obligation and Public Improvement        7/14 at 100.00         AAA       5,374,250
              Bonds, Series 2004A, 5.250%, 7/01/21 - MBIA Insured

       4,400 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call         AAA       5,771,084
              2001, 8.621%, 7/01/19 - FSA Insured (IF)
---------------------------------------------------------------------------------------------------------------------
      22,950 Total Tax Obligation/General                                                                  25,288,726
---------------------------------------------------------------------------------------------------------------------

----
28

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 32.0%

 $     1,305 Ballard County School District Finance Corporation,           6/14 at 100.00         Aaa $     1,362,250
              Kentucky, School Building Revenue Bonds, Series 2004,
              5.000%, 6/01/21 - AMBAC Insured

       1,875 Bell County Public Properties Corporation, Kentucky, First    3/11 at 102.00         AAA       2,049,263
              Mortgage Revenue Bonds, Judicial Center Project, Series
              2000, 5.850%, 9/01/28 - AMBAC Insured

             Boone County School District Finance Corporation, Kentucky,
             School Building Revenue Bonds, Series 2004B:
       1,460  5.000%, 5/01/20 - FSA Insured                                5/14 at 100.00         Aaa       1,526,415
       2,580  5.000%, 5/01/21 - FSA Insured                                5/14 at 100.00         Aaa       2,692,075

       1,465 Boone County, Kentucky, Public Properties Corporation,        9/12 at 101.00         Aa3       1,557,324
              First Mortgage Bonds, AOC Judicial Facility, Series 2001,
              5.125%, 9/01/22

             Butler County School District Finance Corporation,
             Kentucky, Revenue Bonds, School Buildings, Series 2004C:
       1,220  5.000%, 6/01/20                                              6/14 at 100.00         Aa3       1,269,752
       1,255  5.000%, 6/01/22                                              6/14 at 100.00         Aa3       1,301,887

       4,500 Kenton County Public Properties Corporation, Kentucky,        3/09 at 101.00         Aa3       4,550,220
              First Mortgage Revenue Bonds, Courthouse Facilities
              Project, Series 1998A, 5.000%, 3/01/29

             Kenton County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       2,115  5.000%, 6/01/17 - MBIA Insured                               6/14 at 100.00         Aaa       2,229,993
       3,510  5.000%, 6/01/18 - MBIA Insured                               6/14 at 100.00         Aaa       3,690,590
       3,690  5.000%, 6/01/19 - MBIA Insured                               6/14 at 100.00         Aaa       3,869,666

             Kentucky Area Development Districts Financing Trust, Ewing,
             Lease Acquisition Program Revenue Bonds, Series 2000C:
         750  5.850%, 6/01/20                                              6/10 at 102.00          AA         805,673
       1,000  6.000%, 6/01/30                                              6/10 at 102.00          AA       1,081,230

       2,000 Kentucky Asset/Liability Commission, General Fund Revenue     5/15 at 100.00         AAA       2,079,420
              Project Notes, First Series 2005, 5.000%, 5/01/25 - MBIA
              Insured

       2,365 Kentucky Local Correctional Facilities Authority,               No Opt. Call         AAA       2,560,704
              Multi-County Lease Revenue Bonds, Series 2004,
              5.250%, 11/01/14 - MBIA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Bonds, Project 81, Series 2003:
       1,000  5.000%, 11/01/19 - AMBAC Insured                            11/13 at 100.00         AAA       1,047,440
       3,740  5.000%, 11/01/21 - AMBAC Insured                            11/13 at 100.00         AAA       3,890,161
       2,845  5.000%, 11/01/23 - AMBAC Insured                            11/13 at 100.00         AAA       2,952,655

       4,000 Kentucky State Property and Buildings Commission, Revenue       No Opt. Call         AAA       4,300,200
              Bonds, Project 84, Series 2005, 5.000%, 8/01/18 - MBIA
              Insured

             Kentucky State Property and Buildings Commission, Revenue
             Bonds, Project 85, Series 2005:
       5,000  5.000%, 8/01/15 - FSA Insured                                  No Opt. Call         AAA       5,357,300
       2,795  5.000%, 8/01/22 - FSA Insured                                8/15 at 100.00         AAA       2,932,039
       5,085  5.000%, 8/01/25 - FSA Insured                                8/15 at 100.00         AAA       5,314,740

      10,000 Kentucky Turnpike Authority, Economic Development Road        7/15 at 100.00         AAA      10,464,000
              Revenue Bonds, Revitalization Project, Series 2005B,
              5.000%, 7/01/23 - AMBAC Insured

       5,000 Kentucky Turnpike Authority, Economic Development Road        7/16 at 100.00         AAA       5,239,950
              Revenue Bonds, Revitalization Project, Series 2006B,
              5.000%, 7/01/24 (WI/DD, Settling 6/21/06) - AMBAC Insured

       4,000 Kentucky Turnpike Authority, Economic Development Road        7/11 at 100.00         AAA       4,203,360
              Revenue Refunding Bonds, Revitalization Project, Series
              2001B, 5.150%, 7/01/19 - FSA Insured

             Letcher County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       1,430  5.000%, 6/01/18 - FSA Insured                                6/14 at 100.00         Aaa       1,503,574
       1,585  5.000%, 6/01/20 - FSA Insured                                6/14 at 100.00         Aaa       1,657,799

      11,000 Lexington-Fayette Urban County Government, Kentucky, First    7/08 at 102.00         AAA      11,411,950
              Mortgage Bonds, Public Facilities Corporation, Series
              1998, 5.125%, 10/01/31 - FSA Insured

----
29

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

 $     1,695   Louisville and Jefferson County Visitors and Convention       6/14 at 101.00         AAA $     1,807,768
                Commission, Kentucky, Dedicated Tax Revenue Bonds, Series
                2004A, 5.000%, 12/01/15 - FSA Insured

         650   Magoffin County School District Finance Corporation,          6/10 at 101.00         Aa3         699,985
                Kentucky, School Building Revenue Bonds, Series 2000,
                5.750%, 6/01/20

       1,525   McCracken County Public Properties Corporation, Kentucky,     9/06 at 102.00         AAA       1,563,079
                Public Project Revenue Bonds, Court Facilities, Series
                1995, 5.900%, 9/01/26 - AMBAC Insured

       5,100   Oldham County School District Finance Corporation,            4/11 at 101.00         Aa3       5,372,187
                Kentucky, School Building Revenue Bonds, Series 2001A,
                5.125%, 4/01/21

               Oldham County School District Finance Corporation,
               Kentucky, School Building Revenue Bonds, Series 2004:
       1,230    5.000%, 5/01/18 - MBIA Insured                               5/14 at 100.00         Aaa       1,292,693
       1,635    5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00         Aaa       1,709,376
       1,715    5.000%, 5/01/21 - MBIA Insured                               5/14 at 100.00         Aaa       1,789,500

       1,360   Owen County School District Finance Corporation, Kentucky,    4/11 at 101.00         Aa3       1,410,266
                School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21

         500   Pendleton County, Kentucky, Leasing Trust Revenue Bonds,        No Opt. Call           A         587,690
                Kentucky Association of Counties, Series 1993A, 6.400%,
                3/01/19 (4)

       2,545   Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call         AAA       2,807,288
                Revenue Bonds, Series 1998A, 5.500%, 7/01/14 - AMBAC
                Insured

       1,000   Puerto Rico Highway and Transportation Authority, Highway     7/12 at 100.00         AAA       1,026,050
                Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

       3,185   Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call         AAA       3,577,488
                Government Facilities Revenue Bonds, Series 1993L, 5.500%,
                7/01/21 - FSA Insured

       5,000   Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call         AAA       5,461,800
                Government Facilities Revenue Refunding Bonds, Series
                2002F, 5.250%, 7/01/21 - CIFG Insured

       2,755   Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call         Aa1       3,292,666
                Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
                Insured

       4,000   Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       4,781,920
                Transportation Authority, Reset Option Long Certificates
                II-R-66, Series 1996Y, 7.278%, 7/01/36 - MBIA Insured (IF)

       6,000   Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       6,717,660
                Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                MBIA Insured

       1,360   Shelby County School District Finance Corporation,            5/14 at 100.00         Aaa       1,419,078
                Kentucky, Revenue Bonds, School Buildings, Series 2004,
                5.000%, 5/01/21 - MBIA Insured

       2,185   Spencer County School District Finance Corporation,           7/14 at 100.00         Aaa       2,286,144
                Kentucky, Revenue Bonds, School Buildings, Series 2004,
                5.000%, 7/01/21 - FSA Insured

       1,010   Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00         AAA       1,088,275
                Taxes Loan Note, Series 2003, 5.250%, 10/01/21 - FSA
                Insured

       7,000   Warren County Justice Center Expansion Corporation,           9/07 at 102.00         AAA       7,248,010
                Kentucky, First Mortgage Revenue Bonds, AOC Judicial
                Facility, Series 1997A, 5.250%, 9/01/24 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
     140,020   Total Tax Obligation/Limited                                                                 148,840,553
-----------------------------------------------------------------------------------------------------------------------
               Transportation - 4.5%

               Guam International Airport Authority, Revenue Bonds, Series
               2003C:
       5,000    5.250%, 10/01/22 - MBIA Insured (Alternative Minimum Tax)   10/10 at 100.00         AAA       5,206,750
       2,195    5.000%, 10/01/23 - MBIA Insured (Alternative Minimum Tax)   10/13 at 100.00         AAA       2,240,085

       1,250   Kenton County Airport Board, Kentucky, Airport Revenue        9/06 at 102.00         AAA       1,276,725
                Bonds, Cincinnati/Northern Kentucky International Airport,
                Series 1996B, 5.750%, 3/01/13 - MBIA Insured

       5,090   Kenton County Airport Board, Kentucky, Airport Revenue        3/13 at 100.00         AAA       5,187,423
                Bonds, Cincinnati/Northern Kentucky International Airport,
                Series 2003B, 5.000%, 3/01/23 - MBIA Insured (Alternative
                Minimum Tax)

       1,000   Louisville and Jefferson County Regional Airport Authority,   7/13 at 100.00         AAA       1,040,410
                Kentucky, Airport System Revenue Bonds, Series 2003C,
                5.250%, 7/01/22 - FSA Insured (Alternative Minimum Tax)

----
30

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

 $     6,000 Louisville and Jefferson County Regional Airport Authority,   3/09 at 101.00        Baa3     $     6,143,100
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.500%, 3/01/19
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
      20,535 Total Transportation                                                                              21,094,493
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.4% (3)

       5,085 Campbellsville, Kentucky, Industrial Building Revenue         3/09 at 102.00        BBB- (3)       5,412,220
              Bonds, Campbellsville University Project, Series 1999,
              5.500%, 3/01/29 (Pre-refunded 3/01/09)

             Fayette County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2000:
       1,665  5.500%, 6/01/18 (Pre-refunded 6/01/10)                       6/10 at 101.00         AA- (3)       1,789,092
       2,795  5.500%, 6/01/20 (Pre-refunded 6/01/10)                       6/10 at 101.00         AA- (3)       3,003,311

       3,155 Florence Public Properties Corporation, Kentucky, First       6/07 at 102.00         AAA           3,275,269
              Mortgage Revenue Bonds, Administrative Office Complex
              Project, Series 1997, 5.500%, 6/01/27 (Pre-refunded
              6/01/07) - MBIA Insured

       2,000 Jefferson County Collegiate Housing Foundation, Kentucky,     9/09 at 102.00         N/R (3)       2,231,380
              Student Housing Revenue Bonds, University of Louisville
              Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded
              9/01/09)

         400 Kentucky State Property and Buildings Commission, Agency      5/10 at 100.00         AAA             429,508
              Fund Revenue Bonds, Project 66A, Series 2000, 5.750%,
              5/01/20 (Pre-refunded 5/01/10) - MBIA Insured

         500 Kentucky State Property and Buildings Commission, Revenue    11/09 at 100.00         AAA             528,865
              Bonds, Project 64, Series 1999, 5.500%, 5/01/18
              (Pre-refunded 11/01/09) - MBIA Insured

       5,860 Kentucky State Property and Buildings Commission, Revenue    10/11 at 100.00         AAA           6,311,747
              Refunding Bonds, Project 72, Series 2001, 5.375%, 10/01/19
              (Pre-refunded 10/01/11) - MBIA Insured

       2,000 Kentucky State Property and Buildings Commission, Revenue     2/12 at 100.00         AAA           2,119,960
              Refunding Bonds, Project 74, Series 2002, 5.000%, 2/01/21
              (Pre-refunded 2/01/12) - FSA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project 79, Series 2003:
       5,780  5.125%, 10/01/19 (Pre-refunded 10/01/13) - MBIA Insured     10/13 at 100.00         AAA           6,225,580
       5,000  5.000%, 10/01/21 (Pre-refunded 10/01/13) - MBIA Insured     10/13 at 100.00         AAA           5,345,950
       6,500  5.000%, 10/01/22 (Pre-refunded 10/01/13) - MBIA Insured     10/13 at 100.00         AAA           6,949,735

         245 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call         AAA             296,109
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
              Insured (ETM)

       1,310 Puerto Rico, General Obligation and Public Improvement        7/06 at 101.50         BBB (3)       1,331,654
              Bonds, Series 1996, 5.400%, 7/01/25 (Pre-refunded 7/01/06)

       2,600 Puerto Rico, General Obligation and Public Improvement        7/10 at 100.00         AAA           2,800,694
              Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded 7/01/10)
              - MBIA Insured

       2,000 Puerto Rico, General Obligation and Public Improvement        7/07 at 100.00         BBB (3)       2,038,280
              Refunding Bonds, Series 1997, 5.375%, 7/01/25
              (Pre-refunded 7/01/07)

       2,800 Russell, Kentucky, Health System Revenue Bonds, Franciscan    1/10 at 100.00        Baa2 (3)       2,949,800
              Health Partnership Inc. - Our Lady of Bellefonte Hospital,
              Series 1997, 5.500%, 7/01/15 (Pre-refunded 1/01/10)
-------------------------------------------------------------------------------------------------------------------------
      49,695 Total U.S. Guaranteed                                                                             53,039,154
-------------------------------------------------------------------------------------------------------------------------
             Utilities - 9.8%

       1,175 Boone County, Kentucky, Collateralized Pollution Control      7/15 at 100.00         AAA           1,166,446
              Revenue Bonds, Dayton Power & Light Company, Series 2005A,
              4.700%, 1/01/28 - FGIC Insured

       6,000 Boone County, Kentucky, Collateralized Pollution Control      7/06 at 100.00         AAA           6,009,060
              Revenue Refunding Bonds, Cincinnati Gas and Electric
              Company Project, Series 1994A, 5.500%, 1/01/24 - MBIA
              Insured

             Owensboro, Kentucky, Electric Light and Power System
             Revenue Bonds, Series 1991B:
       7,100  0.000%, 1/01/11 - AMBAC Insured                                No Opt. Call         AAA           5,927,790
       6,475  0.000%, 1/01/12 - AMBAC Insured                                No Opt. Call         AAA           5,179,676
       5,810  0.000%, 1/01/15 - AMBAC Insured                                No Opt. Call         AAA           3,997,512
       7,900  0.000%, 1/01/17 - AMBAC Insured                                No Opt. Call         AAA           4,890,021
      13,300  0.000%, 1/01/18 - AMBAC Insured                                No Opt. Call         AAA           7,796,859

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call         AAA           3,301,980
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

----
31

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $     5,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA $     5,232,000
              Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA       2,122,040
              Series 2005SS, 5.000%, 7/01/17 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      57,760 Total Utilities                                                                               45,623,384
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.4%

       1,405 Christian County Water District, Kentucky, Waterworks        10/09 at 101.00         Aaa       1,512,314
              Revenue Bonds, Series 1999, 6.000%, 1/01/30 - AMBAC Insured

       1,000 Kentucky Rural Water Finance Corporation, Multimodal Public   2/11 at 102.00         AA-       1,061,130
              Projects Revenue Bonds, Flexible Term Program, Series
              2001A, 5.375%, 2/01/20

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1997B:
       6,000  5.350%, 5/15/22 - MBIA Insured                              11/07 at 101.00         AAA       6,182,880
       2,500  5.200%, 5/15/25 - MBIA Insured                              11/07 at 101.00         AAA       2,565,925

       3,200 Louisville and Jefferson County Metropolitan Sewer            5/08 at 101.00         AAA       3,273,984
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1998A, 5.000%, 5/15/30 - FGIC Insured

      16,000 Louisville and Jefferson County Metropolitan Sewer           11/11 at 101.00         AAA      17,253,600
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 2001A, 5.500%, 5/15/34 - MBIA Insured

       7,225 Northern Kentucky Water District, Revenue Refunding Bonds,    2/12 at 100.00         Aaa       7,401,651
              Series 2002A, 5.000%, 2/01/27 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
      37,330 Total Water and Sewer                                                                         39,251,484
---------------------------------------------------------------------------------------------------------------------
 $   457,010 Total Long-Term Investments (cost $441,743,297) - 98.4%                                      458,034,853
---------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.8%

       3,700 Puerto Rico Government Development Bank, Adjustable                                  A-1       3,700,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.160%, 12/01/15 - MBIA Insured (5)
---------------------------------------------------------------------------------------------------------------------
 $     3,700 Total Short-Term Investments (cost $ 3,700,000)                                                3,700,000
---------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $445,443,297) - 99.2%                                                461,734,853
             --------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.8%                                                           3,659,627
             --------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   465,394,480
             --------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) The Internal Revenue Service (the "IRS") has formally
                determined that the interest received from the bonds' coupon payments should be considered taxable. The issuer has stated that if they are not able to resolve this taxability matter with the IRS, or to have the IRS determination of taxability overturned, the issuer will take steps to ensure that the bondholders will be made whole with respect to any federal tax liability. The Adviser will continue to monitor the ongoing progress of this taxability matter and act in what it believes is in the best interest of shareholders.
            (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.

                                See accompanying notes to financial statements.

----
32

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

 $     2,000 Michigan Strategic Fund, Multi-Modal Interchangeable Rate     9/06 at 101.00           B $     1,845,060
              Pollution Control Revenue Refunding Bonds, General Motors
              Corporation, Series 1995, 6.200%, 9/01/20
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

         900 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB         916,479
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.3%

         630 Chandler Park Academy, Michigan, Public School Academy       11/15 at 100.00        BBB-         620,556
              Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

             Michigan Technological University, General Revenue Bonds,
             Series 2004A:
       1,230  5.000%, 10/01/24 - MBIA Insured                             10/13 at 100.00         AAA       1,274,981
       1,850  5.000%, 10/01/29 - MBIA Insured                             10/13 at 100.00         AAA       1,903,040

       6,150 Wayne State University, Michigan, General Revenue Bonds,     11/09 at 101.00         AAA       6,386,468
              Series 1999, 5.125%, 11/15/29 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
       9,860 Total Education and Civic Organizations                                                       10,185,045
---------------------------------------------------------------------------------------------------------------------
             Health Care - 10.3%

             Flint Hospital Building Authority, Michigan, Revenue Rental
             Bonds, Hurley Medical Center, Series 1998B:
       1,000  5.375%, 7/01/18                                              7/08 at 101.00        Baa3         994,250
       1,000  5.375%, 7/01/28                                              7/08 at 101.00        Baa3         954,580

       3,530 Lake View Community Hospital Authority, Michigan, Hospital    2/07 at 101.00         N/R       3,593,717
              Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13

       2,200 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00          A1       2,316,556
              Bonds, Henry Ford Health System, Series 1999A, 6.000%,
              11/15/24

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/06 at 102.00        BBB-       1,013,390
              Bonds, Michigan Community Hospital, Series 1996, 6.250%,
              10/01/27

       1,475 Michigan State Hospital Finance Authority, Hospital Revenue   5/08 at 101.00         BBB       1,496,063
              Refunding Bonds, Chelsea Community Hospital, Series 1998,
              5.375%, 5/15/19

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/12 at 101.00          A+       1,053,660
              Refunding Bonds, Crittenton Hospital, Series 2002A,
              5.625%, 3/01/27

         380 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call          A-         388,607
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/13 at 100.00          A1       3,206,070
              Refunding Bonds, Henry Ford Health System, Series 2003A,
              5.625%, 3/01/17

         500 Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00         BBB         486,555
              Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37

         500 Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00        Baa1         494,450
              Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

       3,755 Michigan State Hospital Finance Authority, Revenue            8/06 at 100.00         BB-       3,756,878
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       1,600 Pontiac Hospital Finance Authority, Michigan, Hospital        8/06 at 100.00         Ba2       1,509,920
              Revenue Refunding Bonds, NOMC Obligated Group, Series
              1993, 6.000%, 8/01/23

             Royal Oak Hospital Finance Authority, Michigan, Hospital
             Revenue Bonds, William Beaumont Hospital, Series 2001M:
       1,000  5.250%, 11/15/31 - MBIA Insured                             11/11 at 100.00         AAA       1,032,480
       2,000  5.250%, 11/15/35 - MBIA Insured                             11/11 at 100.00         AAA       2,062,040
---------------------------------------------------------------------------------------------------------------------
      23,940 Total Health Care                                                                             24,359,216
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.7%

       1,155 Michigan Housing Development Authority, GNMA Collateralized   6/06 at 101.00         Aaa       1,167,797
              Limited Obligation Multifamily Revenue Refunding Bonds,
              Parc Point Apartments, Series 1995A, 6.500%, 10/01/15

----
33

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

 $     6,000 Michigan Housing Development Authority, Section 8 Assisted      No Opt. Call          AA $     2,943,780
              Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14
---------------------------------------------------------------------------------------------------------------------
       7,155 Total Housing/Multifamily                                                                      4,111,577
---------------------------------------------------------------------------------------------------------------------
             Industrials - 0.8%

       2,000 Michigan Strategic Fund, Solid Waste Disposal Limited           No Opt. Call         BBB       1,991,580
              Obligation Revenue Bonds, Waste Management Inc., Series
              2004, 4.500%, 12/01/13 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.0%

       1,000 Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00         N/R       1,013,230
              Presbyterian Villages of Michigan Obligated Group, Series
              2005, 5.250%, 11/15/25

       3,300 Michigan Strategic Fund, Limited Obligation Revenue Bonds,    6/08 at 100.00        BBB-       3,314,454
              Clark Retirement Community Inc., Series 1998, 5.250%,
              6/01/18

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         140  5.300%, 7/01/18                                              7/08 at 101.00        BBB+         141,714
         260  5.375%, 7/01/28                                              7/08 at 101.00        BBB+         261,563
---------------------------------------------------------------------------------------------------------------------
       4,700 Total Long-Term Care                                                                           4,730,961
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.7%

       1,750 Dickinson County Economic Development Corporation,           11/14 at 100.00         BBB       1,721,335
              Michigan, Pollution Control Revenue Bonds, International
              Paper Company, Series 2004A, 4.800%, 11/01/18
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 32.1%

       1,175 Birmingham, Michigan, General Obligation Bonds, Series       10/12 at 100.50         AAA       1,226,253
              2002, 5.000%, 10/01/21

       1,020 Caledonia Community Schools, Kent, Allegan and Barry          5/13 at 100.00          AA       1,083,046
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.250%, 5/01/22

             Caledonia Community Schools, Kent, Allegan and Barry
             Counties, Michigan, General Obligation Bonds, Series 2005:
       2,000  5.000%, 5/01/23 - MBIA Insured                               5/15 at 100.00         AAA       2,089,900
       2,085  5.000%, 5/01/24 - MBIA Insured                               5/15 at 100.00         AAA       2,174,030
       1,000  5.000%, 5/01/25 - MBIA Insured                               5/15 at 100.00         AAA       1,041,200

         295 Cedar Springs Public School District, Kent and Newaygo        5/13 at 100.00         AAA         305,133
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.125%, 5/01/32

       1,850 Chippewa Valley Schools, Macomb County, Michigan, General     5/15 at 100.00         AAA       1,928,995
              Obligation Bonds, Series 2005, 5.000%, 5/01/24 - MBIA
              Insured

       6,085 Detroit, Michigan, General Obligation Bonds, Series           4/14 at 100.00         AAA       6,422,170
              2004A-1, 5.250%, 4/01/20 - AMBAC Insured

      11,000 Detroit-Wayne County Stadium Authority, Michigan, Limited     2/07 at 102.00         AAA      11,306,897
              Tax General Obligation Building Authority Stadium Bonds,
              Series 1997, 5.250%, 2/01/27 - FGIC Insured

       1,245 Edwardsburg Public School, Cass County, Michigan, General     5/14 at 100.00         AAA       1,293,169
              Obligation Bonds, Series 2004, 5.000%, 5/01/24 - FSA
              Insured

       2,000 Garden City School District, Wayne County, Michigan,          5/11 at 100.00          AA       2,047,580
              General Obligation Refunding Bonds, Series 2001, 5.000%,
              5/01/26

       4,350 Hartland Consolidated School District, Livingston County,     5/11 at 100.00          AA       4,466,450
              Michigan, General Obligation Refunding Bonds, Series 2001,
              5.125%, 5/01/29

       2,000 Howell Public Schools, Livingston County, Michigan, General  11/13 at 100.00          AA       2,072,600
              Obligation Bonds, Series 2003, 5.000%, 5/01/24

       1,000 Jackson Public Schools, Jackson County, Michigan, General     5/14 at 100.00         AAA       1,040,730
              Obligation School Building and Site Bonds, Series 2004,
              5.000%, 5/01/22 - FSA Insured

       1,030 Kent County, Michigan, General Obligation Bonds, Series      12/14 at 100.00         AAA       1,079,759
              2004A, 5.000%, 12/01/22

       1,300 Lansing Community College, Michigan, General Obligation       5/13 at 100.00         AAA       1,354,925
              Bonds, Series 2003, 5.000%, 5/01/20 - MBIA Insured

----
34

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,000 Livonia Municipal Building Authority, Wayne County,           5/10 at 100.00         AAA $     1,027,850
              Michigan, General Obligation Bonds, Series 2001, 5.000%,
              5/01/27 - FGIC Insured

       2,700 Livonia Public Schools, Wayne County, Michigan, Unlimited       No Opt. Call         AAA       2,513,133
              Tax General School Building and Site Bonds, Series
              1992-II, 0.000%, 5/01/08 - FGIC Insured

       1,500 Michigan Municipal Bond Authority, General Obligation         6/15 at 100.00         AAA       1,567,995
              Bonds, Detroit City School District, Series 2005, 5.000%,
              6/01/18 - FSA Insured

       2,800 Michigan Municipal Bond Authority, Local Government Loan        No Opt. Call         AAA       2,594,396
              Program Revenue Bonds, Pontiac School District, Series
              1991C, 0.000%, 6/15/08 - FSA Insured

       3,250 Michigan, General Obligation Bonds, Environmental             5/13 at 100.00          AA       3,454,880
              Protection Program, Series 2003A, 5.250%, 5/01/21

       2,000 Muskegon Public Schools, Muskegon County, Michigan, General   5/14 at 100.00         AAA       2,086,880
              Obligation Bonds, Series 2004, 5.000%, 5/01/20 - FSA
              Insured

       1,620 Oakridge Public Schools, Muskegon County, Michigan, General   5/15 at 100.00         AAA       1,689,174
              Obligation Bonds, Series 2005, 5.000%, 5/01/24 - MBIA
              Insured

             Okemos Public School District, Ingham County, Michigan,
             General Obligation Refunding Bonds, Series 1993:
       1,000  0.000%, 5/01/17 - MBIA Insured                                 No Opt. Call         AAA         612,120
       1,020  0.000%, 5/01/18 - MBIA Insured                                 No Opt. Call         AAA         592,345

       1,400 South Redford School District, Wayne County, Michigan,       11/14 at 100.00         AAA       1,462,006
              General Obligation Bonds, Series 2004, 5.000%, 5/01/21 -
              FGIC Insured

       1,500 Southgate Community School District, Wayne County,            5/09 at 100.00         AAA       1,522,890
              Michigan, General Obligation Bonds, Series 1999, 5.000%,
              5/01/25 - FGIC Insured

       1,625 Walled Lake Consolidated School District, Oakland County,     5/14 at 100.00         AAA       1,738,848
              Michigan, General Obligation Bonds, Series 2004, 5.250%,
              5/01/22 - MBIA Insured

       1,150 Wayne Westland Community Schools, Michigan, General          11/14 at 100.00         AAA       1,213,618
              Obligation Bonds, Series 2004, 5.000%, 5/01/17 - FSA
              Insured

       1,915 West Bloomfield School District, Oakland County, Michigan,    5/15 at 100.00         AAA       2,006,843
              General Obligation Bonds, Series 2005, 5.000%, 5/01/20 -
              FSA Insured

       3,270 West Ottawa Public School District, Ottawa County,              No Opt. Call         AAA       2,001,632
              Michigan, General Obligation Refunding Bonds, Series 1992,
              0.000%, 5/01/17 - FGIC Insured

       5,175 Williamston Community School District, Michigan, Unlimited      No Opt. Call         AAA       5,882,630
              Tax General Obligation QSBLF Bonds, Series 1996, 5.500%,
              5/01/25 - MBIA Insured

       3,170 Zeeland Public Schools, Ottawa and Allegan Counties,          5/15 at 100.00         AAA       3,312,492
              Michigan, General Obligation Bonds, Series 2005, 5.000%,
              5/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
      75,530 Total Tax Obligation/General                                                                  76,212,569
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 10.6%

       1,445 Detroit, Michigan, Building Authority Revenue Bonds,          2/07 at 101.00           A       1,454,291
              District Court Madison Center, Series 1996A,
              6.150%, 2/01/11

             Grand Rapids Downtown Development Authority, Michigan, Tax
             Increment Revenue Bonds, Series 1994:
       3,985  0.000%, 6/01/17 - MBIA Insured                                 No Opt. Call         AAA       2,432,524
       3,295  0.000%, 6/01/18 - MBIA Insured                                 No Opt. Call         AAA       1,908,266
       1,650  6.875%, 6/01/24 - MBIA Insured                               6/06 at 100.00         AAA       1,679,601

       6,000 Michigan House of Representatives, Certificates of              No Opt. Call         AAA       2,652,900
              Participation, Series 1998, 0.000%, 8/15/23 - AMBAC Insured

         250 Michigan Municipal Bond Authority, Wayne County, Local        6/06 at 100.00         AAA         250,197
              Government Loan Program Revenue Bonds, Series 1991A,
              4.750%, 12/01/09 - FGIC Insured

             Michigan State Building Authority, Revenue Bonds,
             Facilities Program, Series 2001I:
       2,720  5.500%, 10/15/19                                            10/11 at 100.00         AA-       2,917,934
       5,000  5.000%, 10/15/24                                            10/11 at 100.00         AA-       5,156,600

       4,400 Michigan State Building Authority, Revenue Bonds,            10/15 at 100.00         AAA       4,557,960
              Facilities Program, Series 2005II, 5.000%, 10/15/30 -
              AMBAC Insured

----
35

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     2,000 Michigan State Building Authority, Revenue Refunding Bonds,  10/13 at 100.00         AAA     $     2,077,440
              Facilities Program, Series 2003II, 5.000%, 10/15/22 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------------
      30,745 Total Tax Obligation/Limited                                                                      25,087,713
-------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.3%

       3,000 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/08 at 101.00         AAA           3,063,690
              Metropolitan Airport, Series 1998B, 5.000%, 12/01/28 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 19.2% (3)

       1,000 Anchor Bay School District, Macomb and St. Clair Counties,    5/12 at 100.00          AA (3)       1,087,740
              Michigan, General Obligation Bonds, Series 2002-3, 5.500%,
              5/01/18 (Pre-refunded 5/01/12)

       1,625 Brighton Township Sanitary Sewer Drainage District,           4/09 at 100.00         AAA           1,693,185
              Livingston County, Michigan, Limited Tax General
              Obligation Bonds, Series 2000, 5.250%, 10/01/19
              (Pre-refunded 4/01/09) - FSA Insured

       1,195 Carman-Ainsworth Community School District, Genesee County,   5/12 at 100.00         AAA           1,299,849
              Michigan, General Obligation Bonds, Series 2002, 5.500%,
              5/01/19 (Pre-refunded 5/01/12) - FGIC Insured

       1,205 Cedar Springs Public School District, Kent and Newaygo        5/13 at 100.00         AAA           1,294,604
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.125%, 5/01/32 (Pre-refunded 5/01/13)

       1,800 Coopersville Area Public Schools, Ottawa and Muskegon         5/09 at 100.00         AAA           1,865,340
              Counties, Michigan, Unlimited Tax General Obligation
              School Building and Site Bonds, Series 1999, 5.000%,
              5/01/29 (Pre-refunded 5/01/09) - MBIA Insured

       1,000 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00         AAA           1,089,390
              General Obligation Bonds, Series 2002A, 5.375%, 5/01/24
              (Pre-refunded 5/01/13) - FGIC Insured

             Detroit City School District, Wayne County, Michigan,
             Unlimited Tax School Building and Site Improvement Bonds,
             Series 2001A:
       2,000  5.500%, 5/01/21 (Pre-refunded 5/01/12) - FSA Insured         5/12 at 100.00         AAA           2,175,480
         250  5.125%, 5/01/31 (Pre-refunded 5/01/12) - FSA Insured         5/12 at 100.00         AAA             267,015

       2,000 Detroit, Michigan, Senior Lien Water Supply System Revenue    1/10 at 101.00         AAA           2,153,540
              Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded
              1/01/10) - FGIC Insured

       6,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00         AAA           7,497,945
              Residual Option Long Series II-R-103, 7.758%, 7/01/20
              (Pre-refunded to 1/01/10) (IF)

       2,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00         AAA           2,701,875
              Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
              FGIC Insured

       1,000 Frankenmuth School District, Saginaw and Tuscola Counties,    5/10 at 100.00         AAA           1,069,250
              Michigan, Unlimited Tax General Obligation School Building
              and Site Bonds, Series 2000, 5.625%, 5/01/16 (Pre-refunded
              5/01/10) - FGIC Insured

       1,000 Hastings Area School System, Barry County, Michigan,          5/11 at 100.00         AAA           1,055,710
              Unlimited Tax General Obligation, Building and Site Bonds,
              Series 2001, 5.000%, 5/01/26 (Pre-refunded 5/01/11) - MBIA
              Insured

       2,500 Kalamazoo Economic Development Corporation, Michigan,         5/07 at 102.00         BB+ (3)       2,603,550
              Limited Obligation Revenue and Refunding Bonds, Friendship
              Village of Kalamazoo, Series 1997A, 6.250%, 5/15/27
              (Pre-refunded 5/15/07)

       3,750 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/11 at 101.00          AA (3)       4,073,663
              Spectrum Health, Series 2001A, 5.500%, 1/15/31
              (Pre-refunded 7/15/11)

          75 Michigan South Central Power Agency, Power Supply System        No Opt. Call          A3 (3)          82,190
              Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

       5,000 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00         AAA           5,427,950
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.125%, 11/15/26 (Pre-refunded 11/15/09)

       2,000 Michigan State Trunk Line, Fund Bonds, Series 2001A,         11/11 at 100.00         AAA           2,119,640
              5.000%, 11/01/25 (Pre-refunded 11/01/11) - FSA Insured

       1,220 Michigan, Certificates of Participation, New Center           9/11 at 100.00         AAA           1,309,877
              Development Inc., Series 2001, 5.375%, 9/01/21
              (Pre-refunded 9/01/11) - MBIA Insured

       1,500 Michigan, Certificates of Participation, Series 2000,         6/10 at 100.00         AAA           1,596,555
              5.500%, 6/01/20 (Pre-refunded 6/01/10) - AMBAC Insured

         160 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00         AAA             166,784
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded 7/01/10)

----
36

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (3) (continued)

 $     1,235   Rochester Community School District, Oakland and Macomb       5/10 at 100.00         AAA $     1,326,106
                Counties, Michigan, General Obligation Bonds, Series
                2000I, 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC
                Insured

       1,500   Southgate Community School District, Wayne County,            5/09 at 100.00         AAA       1,554,450
                Michigan, General Obligation Bonds, Series 1999, 5.000%,
                5/01/25 (Pre-refunded 5/01/09) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------
      42,015   Total U.S. Guaranteed                                                                         45,511,688
-----------------------------------------------------------------------------------------------------------------------
               Utilities - 4.3%

       1,000   Lansing Board of Water and Light, Michigan, Steam and         7/13 at 100.00         AAA       1,038,610
                Electric Utility System Revenue Bonds, Series 2003A,
                5.000%, 7/01/21 - FSA Insured

       1,000   Michigan Public Power Agency, Revenue Bonds, Combustion       1/12 at 100.00         AAA       1,050,720
                Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
                Insured

         925   Michigan South Central Power Agency, Power Supply System        No Opt. Call          A3         990,139
                Revenue Bonds, Series 2000, 6.000%, 5/01/12

       3,300   Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00          A3       3,430,416
                Pollution Control Revenue Refunding Bonds, Fixed Rate
                Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                9/01/29 (Alternative Minimum Tax)

       1,000   Monroe County Economic Development Corporation, Michigan,       No Opt. Call         AAA       1,281,110
                Collateralized Limited Obligation Revenue Refunding Bonds,
                Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 -
                FGIC Insured

       4,000   Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call         AAA       2,466,560
                Refunding Bonds, Series 1989O, 0.000%, 7/01/17 - MBIA
                Insured
-----------------------------------------------------------------------------------------------------------------------
      11,225   Total Utilities                                                                               10,257,555
-----------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 10.4%

       3,000   Detroit, Michigan, Senior Lien Sewerage Disposal System       7/11 at 100.00         AAA       3,090,690
                Revenue Bonds, Series 2001A, 5.125%, 7/01/31 - FGIC Insured

               Detroit, Michigan, Senior Lien Water Supply System Revenue
               Bonds, Series 2001A:
       2,500    5.000%, 7/01/30 - FGIC Insured                               7/11 at 100.00         AAA       2,545,350
       3,000    5.500%, 7/01/33 - FGIC Insured                               7/11 at 101.00         AAA       3,220,980

       5,000   Detroit, Michigan, Senior Lien Water Supply System Revenue    7/13 at 100.00         AAA       5,174,550
                Bonds, Series 2003A, 5.000%, 7/01/25 - MBIA Insured

       4,455   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,      No Opt. Call         AAA       2,416,659
                Series 1999A, 0.000%, 7/01/19 - FGIC Insured

       1,625   Lansing, Michigan, Sewerage Disposal System Revenue Bonds,    5/14 at 100.00         AAA       1,693,380
                Series 2003, 5.000%, 5/01/21 - FGIC Insured

       2,075   Michigan Municipal Bond Authority, Clean Water Revolving     10/15 at 100.00         AAA       2,197,861
                Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19

       4,055   Michigan Municipal Bond Authority, Drinking Water Revolving  10/14 at 100.00         AAA       4,235,894
                Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24
-----------------------------------------------------------------------------------------------------------------------
      25,710   Total Water and Sewer                                                                         24,575,364
-----------------------------------------------------------------------------------------------------------------------
 $   240,530   Total Investments (cost $222,786,955) - 98.9%                                                234,569,832
-----------------------------------------------------------------------------------------------------------------------
------------
               Other Assets Less Liabilities - 1.1%                                                           2,514,534
               --------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                        $   237,084,366
               --------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.
            N/R Not rated.

                                See accompanying notes to financial statements.

----
37

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

 $     3,225 St. Louis Industrial Development Authority, Missouri,           No Opt. Call         AAA $     2,168,039
              Senior Lien Revenue Bonds, St. Louis Convention Center
              Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.5%

       3,000 Cape Girardeau County Industrial Development Authority,       5/08 at 101.00         AA-       3,051,660
              Missouri, Solid Waste Disposal Revenue Bonds, Procter &
              Gamble Products Company Project, Series 1998, 5.300%,
              5/15/28 (Alternative Minimum Tax)

       8,100 Missouri Development Finance Board, Solid Waste Disposal        No Opt. Call         AA-       8,621,073
              Revenue Bonds, Procter and Gamble Inc., Series 1999,
              5.200%, 3/15/29 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      11,100 Total Consumer Staples                                                                        11,672,733
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.3%

             Curators of the University of Missouri, System Facilities
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 11/01/21                                            11/13 at 100.00          AA       1,040,150
       1,200  5.000%, 11/01/31                                            11/13 at 100.00          AA       1,234,764

       1,500 Curators of the University of Missouri, System Facilities    11/15 at 100.00          AA       1,564,605
              Revenue Bonds, Series 2006, 5.000%, 11/01/26

       1,000 Kansas City Metropolitan Community Colleges Building          7/11 at 100.00         Aaa       1,071,430
              Corporation, Missouri, Leasehold Revenue Bonds, Junior
              College District of Metropolitan Kansas City, Series 2001,
              5.500%, 7/01/18 - FGIC Insured

       1,100 Missouri Health and Educational Facilities Authority,        10/08 at 100.00         N/R       1,106,270
              Revenue Bonds, Barstow School, Series 1998, 5.250%,
              10/01/23

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Maryville University of St. Louis, Series
             1997:
       1,000  5.625%, 6/15/13                                              6/07 at 101.00        Baa2       1,021,880
       1,750  5.750%, 6/15/17                                              6/07 at 101.00        Baa2       1,785,700

       1,100 Missouri Health and Educational Facilities Authority,         6/10 at 100.00        Baa2       1,168,970
              Revenue Bonds, Maryville University of St. Louis, Series
              2000, 6.750%, 6/15/30

         900 Missouri Health and Educational Facilities Authority,         6/08 at 102.00          A1         941,328
              Revenue Bonds, Stephens College, Series 1999, 6.000%,
              6/01/24

       1,000 Missouri Health and Educational Facilities Authority,           No Opt. Call         AAA       1,114,250
              Revenue Bonds, Washington University, Series 2001A,
              5.500%, 6/15/16

       1,360 Missouri Health and Educational Facilities Authority,         4/11 at 100.00         Aaa       1,453,078
              Revenue Bonds, Webster University, Series 2001, 5.500%,
              4/01/18 - MBIA Insured

       4,190 Missouri Higher Education Loan Authority, Subordinate Lien    8/06 at 100.00          A2       4,201,858
              Student Loan Revenue Bonds, Series 1994F, 6.750%, 2/15/09
              (Alternative Minimum Tax)

       2,060 Southeast Missouri State University, System Facilities        4/11 at 100.00         Aaa       2,107,318
              Revenue Refunding and Improvement Bonds, Series 2001,
              5.000%, 4/01/26 - MBIA Insured

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
             Series 1992:
         550  7.625%, 12/01/09 (Alternative Minimum Tax)                   6/06 at 100.00         N/R         549,511
       1,000  7.750%, 12/01/13 (Alternative Minimum Tax)                   6/06 at 100.00         N/R       1,008,600
         500  7.875%, 12/01/24 (Alternative Minimum Tax)                   6/06 at 100.00         N/R         504,300
---------------------------------------------------------------------------------------------------------------------
      21,210 Total Education and Civic Organizations                                                       21,874,012
---------------------------------------------------------------------------------------------------------------------
             Health Care - 8.1%

       1,250 Joplin Industrial Development Authority, Missouri, Health     2/15 at 102.00        BBB+       1,279,863
              Facilities Revenue Bonds, Freeman Health System, Series
              2004, 5.500%, 2/15/29

       1,000 Missouri Health and Educational Facilities Authority,         5/13 at 100.00          AA       1,030,930
              Revenue Bonds, BJC Health System, Series 2003, 5.125%,
              5/15/25

       1,000 Missouri Health and Educational Facilities Authority,         5/15 at 100.00          AA       1,034,260
              Revenue Bonds, BJC Health System, Series 2005A, 5.000%,
              5/15/22

         500 Missouri Health and Educational Facilities Authority,        11/06 at 100.00        BBB+         500,295
              Revenue Bonds, Capital Region Medical Center, Series 1998,
              5.250%, 11/01/23

----
38

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Freeman Health System, Series 1998:
 $     1,500  5.250%, 2/15/18                                              2/08 at 102.00        BBB+ $     1,520,070
       1,300  5.250%, 2/15/28                                              2/08 at 102.00        BBB+       1,308,801

       2,750 Missouri Health and Educational Facilities Authority,         2/14 at 100.00        BBB+       2,871,275
              Revenue Bonds, Lake Regional Health System, Series 2003,
              5.700%, 2/15/34

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
       2,650  0.000%, 9/01/17 - MBIA Insured                                 No Opt. Call         AAA       1,593,445
       4,740  0.000%, 9/01/21 - MBIA Insured                                 No Opt. Call         AAA       2,299,469
       6,300  0.000%, 9/01/22 - MBIA Insured                                 No Opt. Call         AAA       2,910,096

       1,000 Missouri Health and Educational Facilities Authority,         6/11 at 101.00         AAA       1,041,460
              Revenue Bonds, St. Luke's Health System, Series 2001,
              5.250%, 12/01/26 - FSA Insured

       1,000 New Liberty Hospital District, Missouri, Revenue Bonds,      12/11 at 100.00         AAA       1,026,820
              Series 2001, 5.000%, 12/01/21 - AMBAC Insured

       2,880 Taney County Industrial Development Authority, Missouri,      5/08 at 101.00         BBB       2,921,126
              Hospital Revenue Bonds, Skaggs Community Hospital
              Association, Series 1998, 5.400%, 5/15/28
---------------------------------------------------------------------------------------------------------------------
      27,870 Total Health Care                                                                             21,337,910
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

       1,320 Clay County Industrial Development Authority, Missouri,       7/13 at 105.00         AAA       1,423,211
              GNMA Multifamily Housing Revenue Bonds, Oak Creek
              Apartments, Series 2002, 6.125%, 7/20/25 (Alternative
              Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Collateralized Multifamily Housing Revenue Bonds, JB Hughes
             Apartments I and II, Series 2002G:
         258  6.200%, 5/20/19                                              5/12 at 105.00         Aaa         270,575
         975  6.300%, 5/20/37                                              5/12 at 105.00         Aaa       1,028,966

       2,465 Missouri Housing Development Commission, Multifamily          4/08 at 102.00         N/R       2,500,816
              Housing Revenue Bonds, Mansion Apartments II, Series 1999,
              6.125%, 4/01/22 (Alternative Minimum Tax)

       1,805 St. Louis County Industrial Development Authority,            1/09 at 105.00         AAA       1,841,226
              Missouri, GNMA Collateralized Subordinate Lien Housing
              Revenue Refunding Bonds, Southfield and Oak Forest II
              Apartments, Series 2002A, 5.200%, 1/20/36

       9,105 St. Louis County Industrial Development Authority,            8/06 at 105.00         AAA       9,577,549
              Missouri, GNMA Mortgage-Backed Multifamily Housing Revenue
              Bonds, Covington Manor Apartments, Series 1996A, 6.875%,
              8/20/36 (Alternative Minimum Tax)

         925 Universal City Industrial Development Authority, Missouri,    8/07 at 102.00         Aaa         950,752
              GNMA Collateralized Revenue Refunding Bonds, River Valley
              Apartments, Series 1997A, 5.900%, 2/20/37
---------------------------------------------------------------------------------------------------------------------
      16,853 Total Housing/Multifamily                                                                     17,593,095
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

             Missouri Housing Development Commission, GNMA Single Family
             Remarketed Mortgage Revenue Bonds, Homeownership Loan
             Program, Series 1995B:
         335  6.375%, 9/01/20 (Alternative Minimum Tax)                    9/06 at 102.00         AAA         336,869
         270  6.450%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00         AAA         271,550

         145 Missouri Housing Development Commission, GNMA/FNMA Single     1/07 at 102.00         AAA         147,694
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1996D, 6.125%, 3/01/28 (Alternative Minimum Tax)

          35 Missouri Housing Development Commission, GNMA/FNMA Single     3/07 at 105.00         AAA          35,289
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1997A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

         130 Missouri Housing Development Commission, Single Family        9/06 at 105.00         AAA         131,019
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

          80 Missouri Housing Development Commission, Single Family        9/06 at 105.00         AAA          80,694
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)

         140 Missouri Housing Development Commission, Single Family        3/08 at 105.00         AAA         144,890
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)

----
39

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

 $       365 Missouri Housing Development Commission, Single Family        9/09 at 100.00         AAA $       367,048
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)

         255 Missouri Housing Development Commission, Single Family        3/10 at 100.00         AAA         259,506
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)

       2,935 Missouri Housing Development Commission, Single Family        9/14 at 100.00         AAA       3,106,639
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       4,690 Total Housing/Single Family                                                                    4,881,198
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 7.9%

       1,000 Cole County Industrial Development Authority, Missouri,       2/14 at 100.00         N/R       1,031,060
              Revenue Bonds, Lutheran Senior Services - Heisinger
              Project, Series 2004, 5.500%, 2/01/35

       4,250 Kansas City Industrial Development Authority, Missouri,      11/08 at 102.00         N/R       3,961,297
              Retirement Center Revenue Refunding and Improvement Bonds,
              Kingswood Project, Series 1998A, 5.875%, 11/15/29

       1,000 Lees Summit Industrial Development Authority, Missouri,       8/06 at 101.00         N/R       1,021,570
              Health Facilities Revenue Bonds, John Knox Village, Series
              1995, 6.625%, 8/15/13

       5,000 Lees Summit Industrial Development Authority, Missouri,       8/09 at 101.00         N/R       5,234,000
              Health Facilities Revenue Bonds, John Knox Village, Series
              1999, 6.000%, 8/15/17

       1,500 Lees Summit Industrial Development Authority, Missouri,       8/12 at 101.00         N/R       1,575,420
              Health Facilities Revenue Bonds, John Knox Village, Series
              2002, 5.700%, 8/15/22

       1,285 Missouri Development Finance Board, Healthcare Facilities    11/11 at 100.00          A2       1,323,280
              Revenue Bonds, Lutheran Home for the Aged, Series 2001A,
              5.600%, 11/01/21

       3,500 Missouri Health and Educational Facilities Authority,         2/07 at 102.00         N/R       3,593,450
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.875%, 2/01/23

       1,200 St. Louis County Industrial Development Authority,            3/10 at 102.00         AAA       1,248,876
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mary, Queen and Mother Association, Series
              2001, 5.400%, 9/20/34

       1,800 St. Louis County Industrial Development Authority,            9/06 at 102.00         N/R       1,840,032
              Missouri, Revenue Refunding Bonds, Friendship Village of
              West County, Series 1996A, 6.250%, 9/01/10
---------------------------------------------------------------------------------------------------------------------
      20,535 Total Long-Term Care                                                                          20,828,985
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.3%

       1,000 Sugar Creek, Missouri, Industrial Development Revenue         6/13 at 101.00         BBB       1,033,770
              Bonds, Lafarge North America Inc., Series 2003A, 5.650%,
              6/01/37 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 16.8%

       1,500 Branson Reorganized School District R-4, Taney County,        3/15 at 100.00         AAA       1,563,015
              Missouri, General Obligation Bonds, Series 2005, 5.000%,
              3/01/25 - FSA Insured

       1,465 Camdenton Reorganized School District R3, Camden County,      3/12 at 100.00         AAA       1,562,789
              Missouri, General Obligation Bonds, Series 2004, 5.250%,
              3/01/24 - FSA Insured

       1,500 Camdenton Reorganized School District R3, Camden County,        No Opt. Call         AAA       1,607,985
              Missouri, General Obligation Bonds, Series 2005, 5.250%,
              3/01/24 - FSA Insured

       2,000 Cass County Reorganized School District R-II, Raymore and     3/12 at 100.00         AAA       2,124,520
              Peculiar, Missouri, General Obligation Bonds, Series 2002,
              5.250%, 3/01/20 - FSA Insured

         540 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00         AA+         568,706
              General Obligation Bonds, Series 2001C, 5.200%, 3/01/21

       1,280 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00         AAA       1,327,974
              General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 -
              FSA Insured

       1,000 Greene County Reorganized School District R8, Missouri,       3/12 at 100.00         AAA       1,062,260
              General Obligation Bonds, Series 2002, 5.250%, 3/01/20 -
              FSA Insured

       2,500 Hickman Mills C-1 School District, Jackson County,            3/13 at 100.00         AAA       2,592,675
              Missouri, General Obligation Bonds, Series 2003, 5.000%,
              3/01/21 - FSA Insured

       1,450 Jackson County Reorganized School District R-7, Lees          3/14 at 100.00         Aaa       1,512,800
              Summit, Missouri, General Obligation Bonds, Series 2004,
              5.000%, 3/01/21 - MBIA Insured

----
40

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,000 Jackson County School District R-7, Lees Summit, Missouri,    3/12 at 100.00         AAA $     1,065,800
              General Obligation Refunding and Improvement Bonds, Series
              2002, 5.250%, 3/01/18 - FSA Insured

       1,000 Jefferson City School District, Missouri, General               No Opt. Call         Aa2       1,089,180
              Obligation Bonds, Series 1991A, 6.700%, 3/01/11

       3,000 Kansas City, Missouri, General Obligation Bonds, Series       2/14 at 100.00          AA       3,124,800
              2004F, 5.000%, 2/01/24

       2,000 Miller County School District R-2, Osage, Missouri, General   3/16 at 100.00         AAA       2,094,980
              Obligation Bonds, Series 2006, 5.000%, 3/01/24 (WI/DD,
              Settling 6/07/06) - FSA Insured

       1,250 Nixa Reorganized School District R 02, General Obligation     3/16 at 100.00         AAA       1,348,325
              Bonds, Series 2006, 5.250%, 3/01/24 (WI/DD, Settling
              6/02/06) - FSA Insured

       4,500 North Kansas City School District 74, Clay County,            3/15 at 100.00         AA+       4,679,100
              Missouri, General Obligation Bonds, Series 2005, 5.000%,
              3/01/25

       1,000 Pevely, Missouri, General Obligation Bonds, Series 2004,      3/13 at 100.00          AA       1,047,020
              5.250%, 3/01/24 - RAAI Insured

       2,275 Platte County Reorganized School District R3, Missouri,       3/14 at 100.00         AAA       2,378,103
              General Obligation Bonds, Series 2004, 5.000%, 3/01/20 -
              MBIA Insured

         750 Polk County R-1 School District, Bolivar, Missouri, General   3/10 at 100.00         AA+         798,998
              Obligation Bonds, Missouri Direct Deposit Program, Series
              2000, 5.700%, 3/01/20

             Springfield School District R12, Missouri, General
             Obligation Bonds, Series 2003:
       2,875  5.125%, 3/01/20 - FGIC Insured                               3/13 at 100.00         AAA       3,028,669
       3,000  5.000%, 3/01/22 - FGIC Insured                               3/13 at 100.00         AAA       3,112,800
       1,500  5.000%, 3/01/23 - FGIC Insured                               3/13 at 100.00         AAA       1,555,245

       1,605 St. Louis Board of Education, Missouri, General Obligation    4/13 at 100.00         AAA       1,672,458
              Refunding Bonds, Series 2003A, 5.000%, 4/01/20 - FSA
              Insured

       1,345 St. Louis County Pattonville School District R3, Missouri,      No Opt. Call         AAA       1,564,934
              General Obligation Bonds, Series 2000, 6.500%, 3/01/14 -
              FGIC Insured

       1,450 St. Louis County Pattonville School District R3, Missouri,    3/14 at 100.00         AAA       1,551,718
              General Obligation Bonds, Series 2004, 5.250%, 3/01/20 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------------
      41,785 Total Tax Obligation/General                                                                  44,034,854
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.9%

         725 Brentwood, Missouri, Tax Increment Refunding Bonds,           4/09 at 100.00          AA         726,522
              Promenade Project, Series 2002, 4.700%, 4/01/19 - RAAI
              Insured

       1,290 Cape Girardeau County Building Corporation, Missouri,         3/16 at 100.00         AAA       1,384,015
              Leasehold Revenue Bonds, Reorganized School District R-02,
              Jackson R-II School District High School Project, Series
              2005, 5.250%, 3/01/21 - MBIA Insured

       1,875 Christian County Public Building Corporation, Missouri,       6/10 at 100.00          AA       1,965,394
              Leasehold Revenue Bonds, Justice Center Project, Series
              2000, 5.450%, 6/01/15 - RAAI Insured

       1,035 Dunklin County, Missouri, Certificates of Participation,     12/14 at 100.00         AAA       1,099,377
              Series 2004, 5.000%, 12/01/19 - FGIC Insured

       2,770 Fenton, Missouri, Tax Increment Revenue Bonds, Gravois        4/14 at 100.00         N/R       2,771,662
              Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21

       3,000 Harrisonville, Missouri, Lease Participation Certificates,   12/13 at 100.00         AAA       3,107,160
              Series 2003, 5.000%, 12/01/22 - XLCA Insured

       3,885 Missouri Association of Rural Education, Pulaski County,      3/09 at 100.00         AAA       4,015,458
              Certificates of Participation, Waynesville School District
              R-6, Series 2004, 5.100%, 3/01/24 - MBIA Insured

       2,335 Missouri Development Finance Board, Independence,             3/16 at 100.00          A+       2,362,320
              Infrastructure Facilities Revenue Bonds, Crackerneck Creek
              Project, Series 2006C, 5.000%, 3/01/28

       4,000 Missouri Development Finance Board, Independence,             4/11 at 100.00          A+       4,080,520
              Infrastructure Facilities Revenue Bonds, Santa Fe
              Redevelopment Project, Series 2001, 5.250%, 4/01/23

       1,920 Missouri Development Finance Board, Infrastructure            6/15 at 100.00        BBB+       1,915,622
              Facilities Revenue Bonds, Branson Landing Project, Series
              2005A, 5.000%, 6/01/35

       2,000 Missouri Development Finance Board, Infrastructure            3/10 at 100.00         N/R       2,026,980
              Facilities Revenue Bonds, Riverside-Quindaro Bend Levee
              District L-385, Series 2001, 5.800%, 3/01/20

----
41

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,500 Missouri Development Finance Board, Kansas City,              4/10 at 100.00         AAA $     1,596,450
              Infrastructure Facilities Revenue Bonds, Midtown
              Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
              MBIA Insured

         450 Monarch-Chesterfield Levee District, St. Louis County,        3/10 at 101.00         AAA         483,512
              Missouri, Levee District Improvement Bonds, Series 1999,
              5.750%, 3/01/19 - MBIA Insured

       1,705 O'Fallon, Missouri, Certificates of Participation, Series     2/12 at 100.00         Aaa       1,813,523
              2002, 5.250%, 2/01/15 - MBIA Insured

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call         BBB       3,278,220
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

         500 Puerto Rico, Highway Revenue Bonds, Highway and               7/16 at 100.00        BBB+         529,335
              Transportation Authority, Series 1996Y, 5.500%, 7/01/36

       1,170 Riverside, Missouri, L-385 Levee Redevelopment Plan Tax       5/15 at 100.00         BBB       1,191,200
              Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20

       1,945 Springfield Center City Development Corporation, Missouri,    6/12 at 100.00         Aaa       1,994,092
              Lease Revenue Bonds, Jordan Valley Park Exposition Center,
              Series 2002A, 5.000%, 6/01/27 - AMBAC Insured

       2,950 Springfield Public Building Corporation, Missouri, Lease      6/10 at 100.00         AAA       3,187,770
              Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
              6.125%, 6/01/21 - AMBAC Insured

       2,500 Springfield Public Building Corporation, Missouri, Lease      3/14 at 100.00         Aaa       2,589,950
              Revenue Bonds, Series 2004, 5.000%, 3/01/24 - AMBAC Insured

         600 St. Joseph Industrial Development Authority, Missouri, Tax   11/14 at 100.00         N/R         594,384
              Increment Bonds, Shoppes at North Village Project, Series
              2005A, 5.500%, 11/01/27

       1,000 St. Joseph Industrial Development Authority, Missouri, Tax   11/14 at 100.00         N/R         990,640
              Increment Bonds, Shoppes at North Village Project, Series
              2005B, 5.500%, 11/01/27

       1,240 St. Louis Municipal Finance Corporation, Missouri,            2/12 at 100.00         Aaa       1,349,963
              Leasehold Revenue Bonds, Carnahan Courthouse, Series
              2002A, 5.750%, 2/15/17 - FGIC Insured

       1,750 St. Louis Regional Convention and Sports Complex Authority,   8/07 at 100.00         AAA       1,779,820
              Missouri, Lease Revenue Refunding Bonds, Series 1997C,
              5.300%, 8/15/20 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
      45,145 Total Tax Obligation/Limited                                                                  46,833,889
---------------------------------------------------------------------------------------------------------------------
             Transportation - 9.1%

       2,000 Kansas City, Missouri, Passenger Facility Charge Revenue      4/11 at 101.00         AAA       2,045,740
              Bonds, Kansas City International Airport, Series 2001,
              5.000%, 4/01/23 - AMBAC Insured (Alternative Minimum Tax)

             St. Louis Land Clearance Redevelopment Authority, Missouri,
             Revenue Refunding and Improvement Bonds, LCRA Parking
             Facilities, Series 1999C:
       1,000  7.000%, 9/01/19                                              9/09 at 102.00         N/R       1,068,610
       2,400  7.050%, 9/01/24                                              9/09 at 102.00         N/R       2,554,848

       5,000 St. Louis, Missouri, Airport Revenue Bonds, Airport           7/11 at 100.00         AAA       5,115,700
              Development Program, Series 2001A, 5.000%, 7/01/26 - MBIA
              Insured

             St. Louis, Missouri, Airport Revenue Bonds, Lambert-St.
             Louis International Airport, Series 2005:
       3,320  5.000%, 7/01/22 - MBIA Insured                               7/15 at 100.00         AAA       3,448,816
       2,395  5.000%, 7/01/23 - MBIA Insured                               7/15 at 100.00         AAA       2,486,106

             St. Louis, Missouri, Airport Revenue Refunding Bonds,
             Series 2003A:
       3,450  5.250%, 7/01/16 - FSA Insured                                7/13 at 100.00         AAA       3,670,938
       1,000  5.250%, 7/01/18 - FSA Insured                                7/13 at 100.00         AAA       1,059,010

       2,250 St. Louis, Missouri, Revenue Refunding Bonds, Parking        12/06 at 102.00         AAA       2,312,415
              Facility, Series 1996, 5.375%, 12/15/21 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      22,815 Total Transportation                                                                          23,762,183
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.3% (3)

       4,500 Cape Girardeau County, Missouri, Single Family Mortgage         No Opt. Call         Aaa       3,137,850
              Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)

       1,025 Excelsior Springs School District, Missouri, Leasehold          No Opt. Call         AAA         741,424
              Revenue Bonds, Series 1994, 0.000%, 3/01/14 - FSA Insured
              (ETM)

----
42

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (3) (continued)

 $     2,500   Fenton, Missouri, Tax Increment Refunding and Improvement    10/12 at 100.00         N/R (3) $     2,807,100
                Revenue Bonds, Gravois Bluffs Redevelopment Project,
                Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

         235   Greene County, Missouri, Single Family Mortgage Revenue         No Opt. Call         Aaa             153,544
                Bonds, Series 1984, 0.000%, 3/01/16 (ETM)

               Mehlville School District R-9, St. Louis County, Missouri,
               Certificates of Participation, Capital Improvement
               Projects, Series 2002:
       1,275    5.500%, 9/01/17 (Pre-refunded 9/01/12) - FSA Insured         9/12 at 100.00         AAA           1,391,382
       1,000    5.500%, 9/01/18 (Pre-refunded 9/01/12) - FSA Insured         9/12 at 100.00         AAA           1,091,280

       1,895   Missouri Health and Educational Facilities Authority,           No Opt. Call         Aaa           2,236,441
                Revenue Bonds, BJC Health System, Series 1994A, 6.750%,
                5/15/14 (ETM)

       1,000   Missouri Health and Educational Facilities Authority,         1/10 at 100.00          AA (3)       1,069,800
                Revenue Bonds, Central Institute for the Deaf, Series
                1999, 5.850%, 1/01/22 (Pre-refunded 1/01/10) - RAAI Insured

       2,000   Missouri Health and Educational Facilities Authority,        12/10 at 101.00           A (3)       2,215,900
                Revenue Bonds, St. Anthony's Medical Center, Series 2000,
                6.250%, 12/01/30 (Pre-refunded 12/01/10)

         450   St. Louis County Pattonville School District R3, Missouri,    3/14 at 100.00         AAA             488,137
                General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                (Pre-refunded 3/01/14) - FSA Insured

         950   Texas County, Missouri, Hospital Revenue Bonds, Texas         6/10 at 100.00         N/R (3)       1,066,974
                County Memorial Hospital, Series 2000, 7.250%, 6/15/25
                (Pre-refunded 6/15/10)
------------------------------------------------------------------------------------------------------------------------------
      16,830   Total U.S. Guaranteed                                                                             16,399,832
------------------------------------------------------------------------------------------------------------------------------
               Utilities - 4.9%

       2,710   Columbia, Missouri, Water and Electric Revenue Bonds,        10/12 at 100.00         AAA           2,789,051
                Series 2002A, 5.000%, 10/01/26 - AMBAC Insured

       1,195   Nixa, Missouri, Electric System Revenue Bonds, Series 2005,   4/13 at 100.00         AAA           1,225,150
                5.000%, 4/01/25 - XLCA Insured

       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00         AAA           1,045,530
                Series 2002II, 5.125%, 7/01/26 - FSA Insured

       2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call         AAA           2,201,320
                Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

       2,000   Sikeston, Missouri, Electric System Revenue Bonds, Series       No Opt. Call         AAA           2,131,640
                1992, 6.200%, 6/01/10 - MBIA Insured

       3,030   Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call         AAA           3,440,959
                Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------
      11,935   Total Utilities                                                                                   12,833,650
------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.4%

       1,825   Kansas City, Missouri, Sewerage System Revenue Bonds,         1/12 at 100.00          AA           1,940,012
                Series 2002D-1, 5.375%, 1/01/22

       3,385   Metropolitan St. Louis Sewerage District, Missouri, Revenue   5/14 at 100.00         AAA           3,541,285
                Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
                MBIA Insured

       1,600   Missouri Development Finance Board, Independence,            11/14 at 100.00         AAA           1,665,152
                Infrastructure Facilities Revenue Bonds, Water System
                Improvement Projects, Series 2004, 5.000%, 11/01/24 -
                AMBAC Insured

       1,635   Missouri Environmental Improvement and Energy Resources       4/09 at 100.00          AA           1,713,398
                Authority, Water Facility Revenue Refunding Bonds,
                Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 -
                RAAI Insured

       1,345   Missouri Environmental Improvement and Energy Resources       1/13 at 100.00         Aaa           1,410,730
                Authority, Water Pollution Control and Drinking Water
                Revenue Bonds, Series 2003B, 5.125%, 1/01/21

       1,000   Missouri Environmental Improvement and Energy Resources       7/15 at 100.00         Aaa           1,048,690
                Authority, Water Pollution Control and Drinking Water
                Revenue Bonds, State Revolving Fund Program, Series 2005A,
                5.000%, 7/01/25

               St. Charles County Public Water Supply District 2,
               Missouri, Certificates of Participation, Series 2002A:
         750    5.000%, 12/01/26 - MBIA Insured                             12/11 at 100.00         Aaa             767,543
       1,000    5.250%, 12/01/28 - MBIA Insured                             12/11 at 100.00         Aaa           1,051,190

----
43

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                 Optional Call
Amount (000)   Description                                                  Provisions (1) Ratings (2)           Value
-------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

 $     1,000   West Plains, Missouri, Sewerage System Revenue Bonds,        7/12 at 100.00         AAA $     1,063,510
                Series 2004, 5.125%, 7/01/24 - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
      13,540   Total Water and Sewer                                                                        14,201,510
-------------------------------------------------------------------------------------------------------------------------
 $   258,533   Total Investments (cost $249,957,619) - 98.9%                                               259,455,660
-------------------------------------------------------------------------------------------------------------------------
------------
               Other Assets Less Liabilities - 1.1%                                                          2,773,686
               ------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                       $   262,229,346
               ------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
          (ETM) Escrowed to maturity.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.

                                See accompanying notes to financial statements.

----
44

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 1.3%

 $     6,740   Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB $     6,863,409
                Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 7.9%

       4,090   Cleveland State University, Ohio, General Receipts Bonds,     6/13 at 100.00         AAA       4,242,475
                Series 2003A, 5.000%, 6/01/23 - FGIC Insured

               Ohio Higher Education Facilities Commission, General
               Revenue Bonds, Case Western Reserve University, Series
               2004A:
       2,310    5.000%, 12/01/16 - AMBAC Insured                            12/13 at 100.00         AAA       2,425,870
       2,825    5.000%, 12/01/17 - AMBAC Insured                            12/13 at 100.00         AAA       2,955,600
       2,975    5.000%, 12/01/18 - AMBAC Insured                            12/13 at 100.00         AAA       3,106,346

       1,750   Ohio Higher Education Facilities Commission, General         10/13 at 100.00          AA       1,821,785
                Revenue Bonds, Oberlin College, Series 2003, 5.125%,
                10/01/24

         910   Ohio Higher Education Facilities Commission, Revenue Bonds,     No Opt. Call         AA-       1,088,879
                Case Western Reserve University, Series 1990B, 6.500%,
                10/01/20

       3,000   Ohio Higher Education Facilities Commission, Revenue Bonds,  10/12 at 100.00         AA-       3,232,020
                Case Western Reserve University, Series 2002B, 5.500%,
                10/01/22

               Ohio Higher Education Facilities Commission, Revenue Bonds,
               Wittenberg University, Series 2005:
       1,000    5.000%, 12/01/24                                            12/15 at 100.00        Baa1       1,004,960
       1,000    5.000%, 12/01/29                                            12/15 at 100.00        Baa1         991,260

       2,730   Ohio Higher Educational Facilities Commission, Revenue       11/14 at 100.00          AA       2,851,895
                Bonds, Denison University, Series 2004, 5.000%, 11/01/20

       1,000   Ohio Higher Educational Facilities Commission, Revenue       12/10 at 101.00         AAA       1,069,160
                Bonds, University of Dayton, Series 2000, 5.500%, 12/01/30
                - AMBAC Insured

               Ohio Higher Educational Facilities Commission, Revenue
               Bonds, University of Dayton, Series 2004:
       1,315    5.000%, 12/01/25 - AMBAC Insured                            12/14 at 100.00         AAA       1,362,432
       1,060    5.000%, 12/01/27 - AMBAC Insured                            12/14 at 100.00         AAA       1,095,203

       1,200   Ohio Higher Educational Facilities Commission, Revenue        9/06 at 101.00         Ba1       1,212,204
                Bonds, University of Findlay, Series 1996, 6.125%, 9/01/16

               Ohio Higher Educational Facilities Commission, Revenue
               Bonds, Wittenberg University, Series 2001:
       1,200    5.500%, 12/01/21                                            12/11 at 100.00        Baa1       1,251,720
       2,000    5.000%, 12/01/26                                            12/11 at 100.00        Baa1       2,019,720

               Ohio University at Athens, Subordinate Lien General
               Receipts Bonds, Series 2004:
       1,855    5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00         AAA       1,935,099
       1,900    5.000%, 12/01/23 - MBIA Insured                              6/14 at 100.00         AAA       1,978,128

       2,000   University of Cincinnati, Ohio, General Receipts Bonds,       6/11 at 101.00         AAA       2,115,460
                Series 2001A, 5.250%, 6/01/24 - FGIC Insured

       1,675   University of Cincinnati, Ohio, General Receipts Bonds,       6/14 at 100.00         AAA       1,745,032
                Series 2004A, 5.000%, 6/01/21 - AMBAC Insured

               University of Cincinnati, Ohio, General Receipts Bonds,
               Series 2004D:
       1,325    5.000%, 6/01/24 - AMBAC Insured                              6/14 at 100.00         AAA       1,374,953
       1,005    5.000%, 6/01/26 - AMBAC Insured                              6/14 at 100.00         AAA       1,040,155

       1,025   University of Cincinnati, Ohio, General Receipts Bonds,      12/14 at 100.00         AAA       1,070,069
                Series 2004E, 5.000%, 6/01/21 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------
      41,150   Total Education and Civic Organizations                                                       42,990,425
-----------------------------------------------------------------------------------------------------------------------
               Health Care - 10.4%

       7,000   Akron, Bath and Copley Joint Township Hospital District,     11/09 at 101.00        Baa1       7,078,750
                Ohio, Hospital Facilities Revenue Bonds, Summa Health
                System, Series 1998A, 5.375%, 11/15/24

       1,065   Akron, Bath and Copley Joint Township Hospital District,     11/13 at 100.00         Aaa       1,121,988
                Ohio, Hospital Revenue Bonds, Children's Hospital Medical
                Center, Series 2003, 5.250%, 11/15/25 - FSA Insured

       1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and         2/07 at 102.00         AAA       1,031,180
                Improvement Bonds, MetroHealth System, Series 1997,
                5.625%, 2/15/17 - MBIA Insured

       4,400   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland     7/13 at 100.00         Aa3       4,835,512
                Clinic Health System, Series 2003A, 6.000%, 1/01/32

----
45

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $     2,500 Erie County, Ohio, Hospital Facilities Revenue Bonds,         8/12 at 101.00           A $     2,618,775
              Firelands Regional Medical Center, Series 2002A, 5.625%,
              8/15/32

         130 Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross     6/06 at 102.00         AA-         132,770
              Health System Corporation, Series 1996, 5.800%, 6/01/16

             Franklin County, Ohio, Hospital Revenue Refunding and
             Improvement Bonds, Children's Hospital Project, Series
             1996A:
       1,575  5.750%, 11/01/15                                            11/06 at 101.00         Aa2       1,598,972
       5,275  5.875%, 11/01/25                                            11/06 at 101.00         Aa2       5,354,125

       2,000 Miami County, Ohio, Hospital Facilities Revenue Refunding    11/06 at 102.00        BBB+       2,042,620
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.250%, 5/15/16

       4,205 Miami County, Ohio, Hospital Facilities Revenue Refunding    11/06 at 102.00        BBB+       4,295,071
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.250%, 5/15/13

       4,000 Middleburg Heights, Ohio, Hospital Improvement Revenue        8/08 at 102.00         AAA       4,208,960
              Refunding Bonds, Southwest General Hospital, Series 1995,
              5.625%, 8/15/15 - FSA Insured

       7,000 Montgomery County, Ohio, Hospital Facilities Revenue            No Opt. Call         AAA       8,304,240
              Refunding and Improvement Bonds, Kettering Medical Center,
              Series 1996, 6.250%, 4/01/20 - MBIA Insured

       7,390 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00          AA       7,753,958
              Initiatives, Series 2001, 5.375%, 9/01/21

       2,520 Montgomery County, Ohio, Revenue Bonds, Catholic Health         No Opt. Call          AA       2,561,555
              Initiatives, Series 2004A, 5.000%, 5/01/32

       2,000 Richland County, Ohio, Hospital Facilities Revenue           11/10 at 101.00          A-       2,152,640
              Improvement Bonds, MedCentral Health System Obligated
              Group, Series 2000B, 6.375%, 11/15/22

       1,200 Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,  10/11 at 101.00          AA       1,241,256
              Union Hospital Project, Series 2001, 5.250%, 10/01/31 -
              RAAI Insured
---------------------------------------------------------------------------------------------------------------------
      53,260 Total Health Care                                                                             56,332,372
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.5%

       1,075 Clark County, Ohio, Multifamily Housing Revenue Bonds,       11/08 at 103.00         N/R         963,383
              Church of God Retirement Home, Series 1998, 6.250%,
              11/01/30 (Alternative Minimum Tax)

       3,045 Franklin County, Ohio, GNMA Collateralized Multifamily        9/11 at 102.00         Aaa       3,144,267
              Housing Mortgage Revenue Bonds, Carriage House Apartments
              Project, Series 2002, 5.400%, 3/20/37

       2,705 Henry County, Ohio, GNMA Collateralized Healthcare Facility   8/09 at 102.00         AAA       2,884,747
              Revenue Bonds, Alpine Village Project, Series 1999,
              6.375%, 2/20/41

       6,315 Ohio Capital Corporation for Housing, FHA - Insured Section   2/09 at 102.00         Aa2       6,613,826
              8 Assisted Mortgage Loan Revenue Refunding Bonds, Series
              1999G, 5.950%, 2/01/23
---------------------------------------------------------------------------------------------------------------------
      13,140 Total Housing/Multifamily                                                                     13,606,223
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

       4,060 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00         Aaa       4,114,769
              Securities Program Residential Mortgage Remarketed Revenue
              Bonds, Series 1997A-1, 6.150%, 3/01/29 (Alternative
              Minimum Tax)

       1,955 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00         Aaa       2,002,194
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

       2,005 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00         Aaa       2,053,341
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

       1,530 Ohio Housing Finance Agency, GNMA Mortgage-Backed             3/08 at 101.50         AAA       1,558,427
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1998A-1, 5.300%, 9/01/19 - FSA Insured (Alternative
              Minimum Tax)

         445 Ohio Housing Finance Agency, GNMA Mortgage-Backed             7/09 at 100.00         Aaa         446,918
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       9,995 Total Housing/Single Family                                                                   10,175,649
---------------------------------------------------------------------------------------------------------------------
             Industrials - 2.1%

         410 Cleveland-Cuyahoga County Port Authority, Ohio, Development  11/15 at 100.00         N/R         412,940
              Revenue Bonds, Bond Fund Program - Columbia National Group
              Project, Series 2005D, 5.000%, 5/15/20 (Alternative
              Minimum Tax)

----
46

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Industrials (continued)

 $     2,200 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/08 at 102.00         N/R $     2,218,634
              Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18
              (Alternative Minimum Tax)

       6,300 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00         AAA       6,571,152
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

             Ohio, Economic Development Revenue Bonds, Enterprise Bond
             Fund Loan Pool, Series 2002-4:
         500  5.000%, 6/01/15 (Alternative Minimum Tax)                    6/12 at 102.00         AA-         513,835
         675  5.450%, 6/01/22 (Alternative Minimum Tax)                    6/12 at 102.00         AA-         705,598

       1,020 Ohio, Economic Development Revenue Bonds, Enterprise Bond       No Opt. Call         AA-       1,061,749
              Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      11,105 Total Industrials                                                                             11,483,908
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.6%

         445 Franklin County, Ohio, FHA - Insured Hospital Revenue         8/06 at 100.00         N/R         445,850
              Refunding Mortgage Loan Bonds, Worthington Christian
              Village Nursing Home, Series 1992, 7.000%, 8/01/16

       3,120 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,  11/06 at 101.00         Aa2       3,187,205
              Heinzerling Foundation, Series 1995, 6.200%, 11/01/20

       2,000 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,   7/12 at 100.00          AA       2,056,160
              Presbyterian Retirement Services, Series 2002A, 5.125%,
              7/01/22 - RAAI Insured

       1,250 Hamilton County, Ohio, Healthcare Facilities Revenue Bonds,  10/08 at 101.00         BBB       1,247,350
              Twin Towers, Series 1998A, 5.125%, 10/01/23

       1,515 Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage    9/06 at 100.00         Aa2       1,525,484
              Revenue Refunding Bonds, Lutheran Orphans and Old Folks
              Home Society, Series 1994, 6.875%, 8/01/23
---------------------------------------------------------------------------------------------------------------------
       8,330 Total Long-Term Care                                                                           8,462,049
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.5%

       1,000 Toledo-Lucas County Port Authority, Ohio, Port Revenue        3/14 at 101.00          A+         994,360
              Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22

       2,000 Toledo-Lucas County Port Authority, Ohio, Port Revenue          No Opt. Call          A+       2,005,840
              Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15
---------------------------------------------------------------------------------------------------------------------
       3,000 Total Materials                                                                                3,000,200
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 24.2%

             Adams County Valley School District, Adams and Highland
             Counties, Ohio, Unlimited Tax School Improvement General
             Obligation Bonds, Series 1995:
       6,000  7.000%, 12/01/15 - MBIA Insured                                No Opt. Call         AAA       7,091,640
       9,500  5.250%, 12/01/21 - MBIA Insured                              6/06 at 102.00         AAA       9,686,484

         600 Anthony Wayne Local School District, Lucas, Wood and Fulton     No Opt. Call         AAA         438,756
              Counties, Ohio, School Facilities Construction and
              Improvement Bonds, Series 1995, 0.000%, 12/01/13 - FGIC
              Insured

         700 Buckeye Local School District, Medina County, Ohio, General  12/10 at 100.00         Aaa         749,154
              Obligation Bonds, Series 2000, 5.500%, 12/01/25 - FGIC
              Insured

       2,500 Buckeye Valley Local School District, Ohio, Unlimited Tax       No Opt. Call         AAA       2,862,675
              General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 -
              MBIA Insured

       1,000 Butler County, Hamilton, Ohio, Limited Tax General           11/11 at 101.00         Aaa       1,075,470
              Obligation Bonds, One Renaissance Center Acquisition,
              Series 2001, 5.375%, 11/01/17 - AMBAC Insured

             Canal Winchester Local School District, Franklin and
             Fairfield Counties, Ohio, General Obligation Bonds, Series
             2005B:
       3,420  5.000%, 12/01/26 - MBIA Insured                              6/15 at 100.00         Aaa       3,562,101
       3,590  5.000%, 12/01/27 - MBIA Insured                              6/15 at 100.00         Aaa       3,731,087

       2,515 Canton City School District, Stark County, Ohio, General      6/15 at 100.00         AAA       2,651,967
              Obligation Bonds, Series 2005, 5.000%, 12/01/19 - MBIA
              Insured

       2,295 Central Ohio Solid Waste Authority, General Obligation        6/14 at 100.00         AAA       2,424,736
              Bonds, Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

----
47

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Chesapeake-Union Exempt Village School District, Ohio,
             General Obligation Bonds, Series 1986:
 $       125  8.500%, 12/01/06                                               No Opt. Call         N/R $       127,861
         125  8.500%, 12/01/07                                               No Opt. Call         N/R         133,145
         125  8.500%, 12/01/08                                               No Opt. Call         N/R         138,063
         130  8.500%, 12/01/09                                               No Opt. Call         N/R         148,498

       2,620 Cleveland Municipal School District, Cuyahoga County, Ohio,   6/14 at 100.00         AAA       2,733,132
              General Obligation Bonds, Series 2004, 5.000%, 12/01/20 -
              FSA Insured

         500 Columbus, Franklin County, Ohio, General Obligation Bonds,      No Opt. Call         AAA         524,240
              Series 1985, 9.375%, 4/15/07

       2,675 Cuyahoga County, Ohio, General Obligation Bonds, Series      12/14 at 100.00         AA+       2,794,546
              2004, 5.000%, 12/01/22

       1,345 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call         Aa1       1,515,331
              Bonds, Series 1993, 5.650%, 5/15/18

       1,000 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call         AA+       1,063,740
              Various Purpose Refunding Bonds, Series 1993B, 5.250%,
              10/01/13

             Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004:
       1,245  5.000%, 12/01/18 - MBIA Insured                              6/14 at 100.00         Aaa       1,309,927
       1,440  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00         Aaa       1,504,152

       1,170 Dayton, Ohio, General Obligation Bonds, Series 2004,          6/14 at 100.00         AAA       1,262,477
              5.250%, 12/01/15 - AMBAC Insured

             Delaware City School District, Delaware County, Ohio,
             Unlimited Tax General Obligation School Facilities
             Construction and Improvement Bonds, Series 1995:
       1,000  0.000%, 12/01/10 - FGIC Insured                                No Opt. Call         AAA         838,970
       1,000  0.000%, 12/01/11 - FGIC Insured                                No Opt. Call         AAA         804,260

       1,000 Fairview Park, Ohio, General Obligation Bonds, Series 2005,  12/15 at 100.00         Aaa       1,045,780
              5.000%, 12/01/25 - MBIA Insured

       1,005 Findlay, Ohio, General Obligation Bonds, Series 2004,         7/14 at 100.00         AAA       1,086,315
              5.250%, 7/01/15 - MBIA Insured

       4,040 Franklin County, Ohio, Limited Tax General Obligation        12/08 at 102.00         AAA       4,261,554
              Refunding Bonds, Series 1993, 5.375%, 12/01/20

       1,000 Garfield Heights City School District, Cuyahoga County,      12/11 at 100.00         Aaa       1,076,730
              Ohio, General Obligation School Improvement Bonds, Series
              2001, 5.500%, 12/15/18 - MBIA Insured

         420 Geauga County, Ohio, Limited Tax General Obligation, Sewer    6/06 at 102.00         Aa2         429,437
              District Improvement Bonds, Bainbridge Water Project,
              Series 1995, 6.850%, 12/01/10

       3,000 Granville Exempt Village School District, Ohio, General      12/11 at 100.00         Aa2       3,205,230
              Obligation Bonds, Series 2001, 5.500%, 12/01/28

       3,810 Greater Cleveland Regional Transit Authority, Ohio, General  12/14 at 100.00         Aaa       4,027,970
              Obligation Bonds, Series 2004, 5.000%, 12/01/17 - MBIA
              Insured

       1,270 Kenston Local School District, Geauga County, Ohio, General   6/13 at 100.00         Aaa       1,318,197
              Obligation Bonds, Series 2003, 5.000%, 12/01/23 - MBIA
              Insured

       1,400 Kent City School District, Portage County, Ohio, General     12/14 at 100.00         AAA       1,467,634
              Obligation Library Improvement Bonds, Series 2004, 5.000%,
              12/01/20 - FGIC Insured

       1,070 Kettering, Ohio, Limited Tax General Obligation Bonds,        6/06 at 100.00         Aa3       1,072,536
              Series 1991, 6.650%, 12/01/12

             Kings Local School District, Warren County, Ohio, General
             Obligation School Improvement Bonds, Series 2005:
       1,000  5.000%, 12/01/22 - MBIA Insured                              6/15 at 100.00         AAA       1,046,840
       1,480  5.000%, 12/01/24 - MBIA Insured                              6/15 at 100.00         AAA       1,545,964

         555 Lake County, Ohio, Limited Tax Sewer District Improvement       No Opt. Call         Aa2         620,390
              Bonds, Series 2000, 5.600%, 12/01/20

         155 Logan County, Ohio, General Obligation Bonds, Series 1986,      No Opt. Call          A+         158,134
              7.750%, 12/01/06

         255 Lucas County, Ohio, General Obligation Bonds, Various        12/12 at 100.00          A1         258,440
              Improvements, Series 1992, 6.650%, 12/01/12

       2,855 Marysville Exempted School District, Union County, Ohio,     12/15 at 100.00         AAA       2,987,957
              General Obligation Bonds, Series 2006, 5.000%, 12/01/24 -
              FSA Insured

       1,265 Monroe Local School District, Butler County, Ohio, General      No Opt. Call         Aaa       1,464,959
              Obligation Bonds, Series 2002, 5.750%, 12/01/20 - AMBAC
              Insured

             Oak Hills Local School District, Hamilton County, Ohio,
             General Obligation Bonds, Series 2005:
       3,740  5.000%, 12/01/23 - FSA Insured                              12/15 at 100.00         AAA       3,908,263
       1,000  5.000%, 12/01/25 - FSA Insured                              12/15 at 100.00         AAA       1,042,630

----
48

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,000 Ohio, Common Schools Capital Facilities, General Obligation   9/11 at 100.00         AA+ $     1,037,770
              Bonds, Series 2001B, 5.000%, 9/15/21

       1,000 Ohio, Full Faith and Credit General Obligation                  No Opt. Call         AA+       1,086,910
              Infrastructure Improvement Bonds, Series 1994,
              6.000%, 8/01/10

         730 Ohio, General Obligation Bonds, Common Schools, Series        3/14 at 100.00         AA+         761,755
              2004B, 5.000%, 3/15/21

       6,055 Ohio, General Obligation Bonds, Infrastructure                2/13 at 100.00         AA+       6,282,063
              Improvements, Series 2003F, 5.000%, 2/01/22

       1,845 Ohio, General Obligation Bonds, Series 2005A, 5.000%,         3/15 at 100.00         AA+       1,962,028
              9/01/16

       8,140 Ohio, General Obligation Higher Education Capital             2/11 at 100.00         AA+       8,469,914
              Facilities Bonds, Series 2001A, 5.000%, 2/01/20

             Olentangy Local School District, Delaware and Franklin
             Counties, Ohio, General Obligation Bonds, Series 2004A:
         400  5.250%, 12/01/21 - FGIC Insured                              6/14 at 100.00         AAA         428,288
       3,055  5.250%, 12/01/22 - FGIC Insured                              6/14 at 100.00         AAA       3,271,050

       2,210 Olentangy Local School District, Delaware and Franklin       12/09 at 101.00          AA       2,251,415
              Counties, Ohio, Various Purpose Bonds, Series 1999,
              5.000%, 12/01/27

       1,495 Otsego Local School District, Wood, Henry and Lucas          12/14 at 100.00         Aaa       1,621,716
              Counties, Ohio, General Obligation Bonds, Series 2004,
              5.375%, 12/01/22 - FSA Insured

       3,315 South Point Local School District, Lawrence County, Ohio,    12/14 at 100.00         AAA       3,455,987
              General Obligation Bonds, Series 2004, 5.000%, 12/01/24 -
              FSA Insured

       3,500 Springfield City School District, Clark County, Ohio,        12/11 at 102.00         Aaa       3,711,855
              General Obligation Bonds, Series 2001, 5.200%, 12/01/23 -
              FGIC Insured

       1,500 Strongsville, Ohio, General Obligation Bonds, Series 2001,   12/11 at 100.00         Aaa       1,557,345
              5.000%, 12/01/21 - FGIC Insured

          30 Strongsville, Ohio, Limited Tax General Obligation Various   12/06 at 102.00         Aa2          30,910
              Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

       1,185 Sugarcreek Local School District, Athens County, Ohio,       12/13 at 100.00         Aaa       1,264,976
              General Obligation Bonds, Series 2003, 5.250%, 12/01/24 -
              MBIA Insured

       2,315 Summit County, Ohio, General Obligation Bonds, Series           No Opt. Call         AAA       2,625,534
              2002R, 5.500%, 12/01/21 (DD, Settling 6/01/06) - FGIC
              Insured

       3,755 Toledo City School District, Lucas County, Ohio, General     12/13 at 100.00         Aaa       3,902,459
              Obligation Bonds, Series 2003B, 5.000%, 12/01/22 - FGIC
              Insured

       1,500 Upper Arlington City School District, Ohio, General           6/15 at 100.00         AAA       1,575,960
              Obligation Bonds, Series 2005, 5.000%, 12/01/20 - FSA
              Insured

             West Chester Township, Butler County, Ohio, General
             Obligation Bonds, Series 2003:
       1,365  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00         Aaa       1,461,478
       1,515  5.250%, 12/01/21 - MBIA Insured                             12/13 at 100.00         Aaa       1,616,641

       2,000 Westerville City School District, Franklin and Delaware       6/11 at 100.00         AAA       2,044,780
              Counties, Ohio, Various Purpose General Obligation Bonds,
              Series 2001, 5.000%, 12/01/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
     124,850 Total Tax Obligation/General                                                                 131,618,206
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.3%

       5,690 Akron, Ohio, Income Tax Revenue Bonds, Community Learning    12/13 at 100.00         AAA       5,852,962
              Centers, Series 2004A, 5.000%, 12/01/33 - FGIC Insured

       6,300 Cleveland, Ohio, Certificates of Participation, Cleveland    11/07 at 102.00         AAA       6,520,626
              Stadium Project, Series 1997, 5.250%, 11/15/27 - AMBAC
              Insured

       1,850 Cleveland-Cuyahoga County Port Authority, Ohio, Development  11/14 at 100.00          AA       1,911,790
              Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%,
              11/15/19 - RAAI Insured

       1,380 Columbus, Ohio, Tax Increment Financing Bonds, Easton         6/14 at 100.00         AAA       1,425,457
              Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

       5,615 Franklin County, Ohio, Excise Tax and Lease Revenue          12/15 at 100.00         AAA       5,858,803
              Anticipation Bonds, Convention Facilities Authority,
              Series 2005, 5.000%, 12/01/25 - AMBAC Insured

       1,210 Groveport, Ohio, Special Obligation Income Tax Receipts      12/12 at 100.00         Aaa       1,256,960
              Bonds, Series 2002, 5.000%, 12/01/22 - MBIA Insured

----
49

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Hamilton County Convention Facilities Authority, Ohio,
             First Lien Revenue Bonds, Series 2004:
 $     2,300  5.000%, 12/01/20 - FGIC Insured                              6/14 at 100.00         AAA     $     2,394,576
       1,000  5.000%, 12/01/21 - FGIC Insured                              6/14 at 100.00         AAA           1,039,750
       2,535  5.000%, 12/01/22 - FGIC Insured                              6/14 at 100.00         AAA           2,632,319

       3,300 Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series      No Opt. Call         Aaa           1,115,268
              2000B, 0.000%, 12/01/28 - AMBAC Insured

       1,485 New Albany Community Authority, Ohio, Community Facilities    4/12 at 100.00         AAA           1,604,839
              Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 -
              AMBAC Insured

         785 Ohio Department of Transportation, Certificates of           10/06 at 100.00         AAA             786,751
              Participation, Panhandle Rail Line, Series 1992A,
              6.500%, 4/15/12 - FSA Insured

       1,050 Ohio State Building Authority, State Facilities Bonds,        4/12 at 100.00         AAA           1,089,480
              Administrative Building Fund Projects, Series 2002A,
              5.000%, 4/01/22 - FSA Insured

       1,900 Ohio State Building Authority, State Facilities Bonds,        4/15 at 100.00         AAA           1,977,634
              Administrative Building Fund Projects, Series 2005A,
              5.000%, 4/01/25 - FSA Insured

       3,135 Ohio State Building Authority, State Facilities Bonds,        4/15 at 100.00         AAA           3,274,758
              Adult Correctional Building Fund Project, Series 2005A,
              5.000%, 4/01/23 - FSA Insured

       2,000 Ohio State Building Authority, State Facilities Bonds,          No Opt. Call         AAA           2,108,120
              Worker's Compensation Facilities Project, Series 2003A,
              5.000%, 4/01/11 - FGIC Insured

       1,490 Ohio, State Appropriation Lease Bonds, Mental Health          6/13 at 100.00          AA           1,578,238
              Capital Facilities, Series 2003B-II, 5.000%, 6/01/16

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation  12/13 at 100.00          AA           1,061,190
              Capital Facilities, Series 2004A-II, 5.000%, 12/01/15

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation   2/15 at 100.00         AAA           1,071,430
              Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 - FSA
              Insured

       6,550 Puerto Rico Public Buildings Authority, Guaranteed Revenue      No Opt. Call         AAA           8,164,444
              Bonds, Reset Option Long Trust Certificates II-R56, Series
              1993L, 7.278%, 7/01/21 (IF)

      11,700 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA          13,987,115
              Transportation Authority, Reset Option Long Certificates
              II-R-66, Series 1996Y, 7.278%, 7/01/36 - MBIA Insured (IF)
-------------------------------------------------------------------------------------------------------------------------
      63,275 Total Tax Obligation/Limited                                                                      66,712,510
-------------------------------------------------------------------------------------------------------------------------
             Transportation - 3.0%

       1,000 Dayton, Ohio, Airport Revenue Bonds, James M. Cox            12/13 at 100.00          AA           1,019,550
              International Airport, Series 2003C, 5.250%, 12/01/27 -
              RAAI Insured (Alternative Minimum Tax)

       7,500 Ohio Turnpike Commission, Revenue Bonds, ROL II-R75,            No Opt. Call         Aaa           9,046,575
              7.258%, 2/15/15 (IF)

       5,000 Ohio Turnpike Commission, Revenue Refunding Bonds, ROL          No Opt. Call         AA-           6,415,700
              Series II-R51, Series 1998A, 7.258%, 2/15/24 (IF)
-------------------------------------------------------------------------------------------------------------------------
      13,500 Total Transportation                                                                              16,481,825
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 20.6% (3)

         585 Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds,  12/09 at 100.00         N/R (3)         637,679
              Series 1989, 7.300%, 12/01/14 (Pre-refunded 12/01/09)

             Cincinnati City School District, Hamilton County, Ohio,
             General Obligation Bonds, Series 2001:
       2,000  5.375%, 12/01/15 (Pre-refunded 12/01/11) - MBIA Insured     12/11 at 100.00         AAA           2,157,900
       6,745  5.375%, 12/01/16 (Pre-refunded 12/01/11) - MBIA Insured     12/11 at 100.00         AAA           7,277,518
       1,255  5.375%, 12/01/17 (Pre-refunded 12/01/11) - MBIA Insured     12/11 at 100.00         AAA           1,354,082

       7,045 Columbus, Ohio, General Obligation Bonds, Series 2000,       11/10 at 101.00         Aaa           7,543,504
              5.250%, 11/15/17 (Pre-refunded 11/15/10)

      11,900 Cuyahoga County, Ohio, Hospital Revenue and Improvement       2/09 at 101.00          A- (3)      12,737,045
              Bonds, MetroHealth System, Series 1999, 6.125%, 2/15/24
              (Pre-refunded 2/15/09)

       5,830 Cuyahoga County, Ohio, Limited Tax General Obligation        12/10 at 100.00         AA+ (3)       6,315,756
              Capital Improvement Bonds, Series 2000, 5.750%, 12/01/16
              (Pre-refunded 12/01/10)

       1,000 Evergreen Local School District, Ohio, Unlimited Tax         12/09 at 101.00         Aaa           1,071,960
              General Obligation School Improvement Bonds, Series 1999,
              5.625%, 12/01/24 (Pre-refunded 12/01/09) - FGIC Insured

----
50

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

             Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross
             Health System Corporation, Series 1996:
 $       835  5.800%, 6/01/16 (Pre-refunded 6/01/06)                       6/06 at 102.00         AA- (3) $       851,700
       2,000  5.875%, 6/01/21 (Pre-refunded 6/01/06)                       6/06 at 102.00         AA- (3)       1,936,459

       1,600 Greene County, Ohio, Water System Revenue Bonds, Series      12/07 at 102.00         AAA           1,688,288
              1996, 6.125%, 12/01/21 (Pre-refunded 12/01/07) - FGIC
              Insured

       1,200 Heath City School District, Licking County, Ohio, Unlimited  12/10 at 100.00         Aaa           1,287,660
              Tax General Obligation School Improvement Bonds, Series
              2000A, 5.500%, 12/01/27 (Pre-refunded 12/01/10) - FGIC
              Insured

       1,000 Huron County, Ohio, Limited Tax General Obligation           12/07 at 102.00         AAA           1,051,290
              Correctional Facility Bonds, Series 1996, 5.850%, 12/01/16
              (Pre-refunded 12/01/07) - MBIA Insured

       3,385 Lakota Local School District, Butler County, Ohio,            6/11 at 100.00         Aaa           3,595,107
              Unlimited Tax General Obligation School Improvement and
              Refunding Bonds, Series 2001, 5.125%, 12/01/26
              (Pre-refunded 6/01/11) - FGIC Insured

       1,070 Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland     11/06 at 100.00          A1 (3)       1,101,586
              Community Hospital Inc., Series 1992, 6.500%, 11/15/12
              (ETM)

       1,750 Medina City School District, Medina County, Ohio, Unlimited  12/09 at 100.00         AAA           1,839,163
              Tax General Obligation School Building Construction Bonds,
              Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) -
              FGIC Insured

       2,000 Montgomery County, Ohio, Health System Revenue Bonds,         1/08 at 102.00        Baa2 (3)       2,093,440
              Franciscan Medical Center - Dayton Campus, Series 1997,
              5.500%, 7/01/18 (Pre-refunded 1/01/08)

       9,500 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,   4/10 at 101.00           A (3)      10,577,964
              Kettering Medical Center, Series 1999, 6.750%, 4/01/22
              (Pre-refunded 4/01/10)

       5,610 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00          AA (3)       5,982,616
              Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)

             North Royalton City School District, Ohio, School
             Improvement Bonds, Series 1994:
       2,200  6.000%, 12/01/14 (Pre-refunded 12/01/09) - MBIA Insured     12/09 at 102.00         AAA           2,403,764
       2,400  6.100%, 12/01/19 (Pre-refunded 12/01/09) - MBIA Insured     12/09 at 102.00         AAA           2,630,112

       5,000 Ohio Higher Educational Facilities Commission, Revenue        5/07 at 102.00         AAA           5,180,850
              Bonds, Xavier University, Series 1997, 5.375%, 5/15/22
              (Pre-refunded 5/15/07) - MBIA Insured

             Ohio Housing Finance Agency, Single Family Mortgage Revenue
             Bonds, Series 1985B:
       6,460  0.000%, 1/15/15 (Pre-refunded 1/15/11) - FGIC Insured         1/11 at 67.04         AAA           3,612,884
       5,700  0.000%, 1/15/15 (Pre-refunded 7/15/11) - FGIC Insured         7/11 at 70.48         AAA           3,285,822

       4,260 Ohio Water Development Authority, Community Assistance       12/07 at 102.00         AAA           4,449,442
              Bonds, Series 1997, 5.375%, 12/01/24 (Pre-refunded
              12/01/07) - AMBAC Insured

       5,065 Ohio Water Development Authority, Loan Revenue Bonds, Pure      No Opt. Call         AAA           5,641,346
              Water Development, Series 1990I, 6.000%, 12/01/16 - AMBAC
              Insured (ETM)

       2,000 Ohio Water Development Authority, Revenue Bonds, Fresh        6/08 at 101.00         AAA           2,075,200
              Water Development, Series 1998, 5.125%, 12/01/23
              (Pre-refunded 6/01/08) - FSA Insured

       1,825 Olentangy Local School District, Delaware and Franklin       12/09 at 101.00          AA (3)       1,919,188
              Counties, Ohio, Various Purpose Bonds, Series 1999,
              5.000%, 12/01/27 (Pre-refunded 12/01/09)

       1,250 Parma Community General Hospital Association, Ohio,          11/08 at 101.00          A- (3)       1,307,838
              Hospital Revenue Refunding and Improvement Bonds, Series
              1998, 5.350%, 11/01/18 (Pre-refunded 11/01/08)

         500 Pickerington Local School District, Fairfield County, Ohio,     No Opt. Call         AAA             403,870
              General Obligation Bonds, Series 1993, 0.000%, 12/01/11 -
              AMBAC Insured (ETM)

             Tipp City Exempted Village School District, Ohio, General
             Obligation Bonds, Series 2001:
       1,380  5.000%, 12/01/24 (Pre-refunded 6/01/11) - FGIC Insured       6/11 at 100.00         Aaa           1,457,860
         910  5.000%, 12/01/24 (Pre-refunded 6/01/11) - FGIC Insured       6/11 at 100.00         Aaa             961,342

             University of Cincinnati, Ohio, General Receipts Bonds,
             Series 2001A:
       1,500  5.750%, 6/01/18 (Pre-refunded 6/01/11) - FGIC Insured        6/11 at 101.00         AAA           1,647,930
       1,520  5.750%, 6/01/19 (Pre-refunded 6/01/11) - FGIC Insured        6/11 at 101.00         AAA           1,669,902

       1,910 Vandalia, Ohio, General Obligation Bonds, Series 1996,       12/06 at 101.00         Aa3 (3)       1,951,313
              5.850%, 12/01/21 (Pre-refunded 12/01/06)
-------------------------------------------------------------------------------------------------------------------------
     110,190 Total U.S. Guaranteed                                                                            111,699,380
-------------------------------------------------------------------------------------------------------------------------

----
51

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities - 6.5%
 $     1,535 Cleveland Public Power System, Ohio, First Mortgage             No Opt. Call         AAA $     1,125,554
              Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13
              - MBIA Insured
       2,500 Cleveland Public Power System, Ohio, First Mortgage Revenue  11/06 at 102.00         AAA       2,559,625
              Refunding Bonds, Series 1996-1, 5.000%, 11/15/24 - MBIA
              Insured
         565 Lebanon, Ohio, Electric System Mortgage Revenue Bonds,       12/10 at 101.00         AAA         606,635
              Series 2001, 5.500%, 12/01/17 - AMBAC Insured
       5,000 Ohio Air Quality Development Authority, Revenue Bonds, JMG    4/07 at 102.00         AAA       5,158,400
              Funding Limited Partnership Project, Series 1997, 5.625%,
              1/01/23 - AMBAC Insured (Alternative Minimum Tax)
             Ohio Municipal Electric Generation Agency, Beneficial
             Interest Certificates, Belleville Hydroelectric Project -
             Joint Venture 5, Series 2004:
       1,000  5.000%, 2/15/20 - AMBAC Insured                              2/14 at 100.00         AAA       1,039,780
       5,450  5.000%, 2/15/21 - AMBAC Insured                              2/14 at 100.00         AAA       5,659,607
       1,465  5.000%, 2/15/22 - AMBAC Insured                              2/14 at 100.00         AAA       1,519,395
       3,295  5.000%, 2/15/23 - AMBAC Insured                              2/14 at 100.00         AAA       3,415,169
       8,250 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00         N/R       8,317,485
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)
       1,545 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call          A-         935,312
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17
       4,460 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00        Baa3       4,868,625
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      35,065 Total Utilities                                                                               35,205,587
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.9%
       1,730 Butler County, Ohio, Sewerage System Revenue Bonds, Series      No Opt. Call         Aaa       1,856,861
              2005, 5.000%, 12/01/23 - FSA Insured
             Cincinnati, Ohio, Water System Revenue Bonds, ROLS
             RR-II-R212:
       1,300  7.536%, 12/01/11 (IF)                                        6/11 at 100.00         AAA       1,518,205
       1,640  7.539%, 12/01/12 (IF)                                        6/11 at 100.00         AAA       1,895,118
         550  7.554%, 12/01/13 (IF)                                        6/11 at 100.00         AAA         634,942
       2,000 Cincinnati, Ohio, Water System Revenue Bonds, Series 2003,    6/11 at 100.00         AA+       2,065,560
              5.000%, 12/01/23
      10,000 Cleveland, Ohio, Waterworks First Mortgage Revenue              No Opt. Call         AAA      11,226,099
              Refunding and Improvement Bonds, Series 1993G, 5.500%,
              1/01/21 - MBIA Insured
       1,155 Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System       6/14 at 100.00         N/R       1,188,449
              Improvements, Series 2004, 5.875%, 12/01/25
       1,260 Lancaster, Ohio, Wastewater System Improvement Revenue       12/14 at 100.00         AAA       1,309,959
              Bonds, Series 2004, 5.000%, 12/01/25 - AMBAC Insured
       1,255 Ohio Water Development Authority, Revenue Bonds, Fresh        6/14 at 100.00         AAA       1,353,304
              Water Development, Series 2004, 5.250%, 12/01/15
       3,500 Ohio Water Development Authority, Water Pollution Control     6/15 at 100.00         AAA       3,663,940
              Loan Fund Revenue Bonds, Water Quality Project, Series
              2005B, 5.000%, 6/01/25
---------------------------------------------------------------------------------------------------------------------
      24,390 Total Water and Sewer                                                                         26,712,437
---------------------------------------------------------------------------------------------------------------------
 $   517,990 Total Investments (cost $516,142,776) - 99.7%                                                541,344,180
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.3%                                                           1,815,469
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   543,159,649
             -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.
            N/R Not rated.
             DD Portion purchased on a delayed delivery basis.

                                See accompanying notes to financial statements.

----
52

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
-----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.0%

  $      475 Ashland Housing Authority, Wisconsin, Student Housing         4/08 at 100.00         Aaa $      480,273
              Revenue Bonds, Northland College Project, Series 1998,
              5.100%, 4/01/18

         500 Madison Community Development Authority, Wisconsin, Revenue  11/06 at 102.00         AA-        511,355
              Bonds, Fluno Center Project, Series 1998A, 5.000%, 11/01/20

         370 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00        BBB-        374,303
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/29

         200 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00         BBB        204,006
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/21

         250 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00        BBB-        256,480
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
-----------------------------------------------------------------------------------------------------------------------
       1,795 Total Education and Civic Organizations                                                       1,826,417
-----------------------------------------------------------------------------------------------------------------------
             Health Care - 2.1%

         430 Puerto Rico Industrial, Tourist, Educational, Medical and     8/06 at 100.50         AAA        434,967
              Environmental Control Facilities Financing Authority,
              FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila
              Hospital, Series 1995A, 5.875%, 8/01/12

         500 Puerto Rico Industrial, Tourist, Educational, Medical and     7/06 at 101.00         AAA        500,590
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
         930 Total Health Care                                                                               935,557
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.7%

         675 Kenosha Housing Authority, Wisconsin, GNMA Collateralized     5/08 at 102.00         N/R        698,308
              Multifamily Housing Revenue Bonds, Villa Ciera Inc.,
              Series 2000A, 5.900%, 11/20/30

         570 Lake Delton Community Development Agency, Wisconsin, GNMA     1/12 at 102.00         N/R        583,150
              Collateralized Multifamily Housing Revenue Bonds, Woodland
              Park Project, Series 2001, 5.300%, 2/20/31 (Alternative
              Minimum Tax)

       1,000 Madison Community Development Authority, Wisconsin, GNMA      9/06 at 102.00         AAA      1,011,640
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Glen Apartments, Series 1999A, 5.500%, 9/20/29
              (Alternative Minimum Tax)

         200 Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured     8/07 at 102.00         N/R        205,862
              Multifamily Housing Revenue Bonds, City Hall Square
              Apartments, Series 1993, 6.000%, 8/01/22 (Alternative
              Minimum Tax)

         500 Sheboygan Housing Authority, Wisconsin, GNMA Multifamily     11/06 at 102.00         AAA        503,645
              Revenue Refunding Bonds, Lake Shore Apartments, Series
              1998A, 5.100%, 11/20/26

         300 Walworth County Housing Authority, Wisconsin, FHA-Insured     9/06 at 101.00         N/R        303,063
              Housing Revenue Bonds, Kiwanis Heritage Inc. Senior
              Apartments, Series 1997, 5.550%, 9/01/22

             Waukesha Housing Authority, Wisconsin, GNMA Collateralized
             Mortgage Loan Multifamily Housing Revenue Refunding Bonds,
             Westgrove Woods Project, Series 1996A:
         350  5.800%, 12/01/18 (Alternative Minimum Tax)                  12/06 at 102.00         AAA        356,727
         750  6.000%, 12/01/31 (Alternative Minimum Tax)                  12/06 at 102.00         AAA        764,340
-----------------------------------------------------------------------------------------------------------------------
       4,345 Total Housing/Multifamily                                                                     4,426,735
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.7%

         190 Puerto Rico Housing Bank and Finance Agency, Affordable      10/06 at 101.00         AAA        193,192
              Housing Mortgage Subsidy Program Single Family Mortgage
              Revenue Bonds, Series 1995I, 6.250%, 4/01/29 (Alternative
              Minimum Tax)

          50 Virgin Islands Housing Finance Corporation, GNMA              9/06 at 101.00         AAA         50,343
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)

       1,000 Wisconsin Housing and Economic Development Authority, Home    5/15 at 100.00          AA        994,250
              Ownership Revenue Bonds, Series 2005E, 4.900%, 11/01/35
-----------------------------------------------------------------------------------------------------------------------
       1,240 Total Housing/Single Family                                                                   1,237,785
-----------------------------------------------------------------------------------------------------------------------

----
53

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND (continued)
May 31, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 0.5%

  $      250 Guam, General Obligation Bonds, Series 1993A, 5.400%,        11/06 at 100.00           B $      250,148
              11/15/18
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 68.1%

       1,500 Ashwaubenon Community Development Authority, Wisconsin,       6/12 at 100.00         Aa2      1,556,595
              Lease Revenue Refunding Bonds, Arena Project, Series 2002,
              5.150%, 6/01/29

       1,000 De Forest Redevelopment Authority, Wisconsin, Redevelopment   2/08 at 100.00         N/R      1,008,400
              Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

       2,000 Glendale Community Development Authority, Wisconsin,         10/14 at 100.00          A3      2,058,920
              Community Development Lease Revenue Bonds, Bayshore Public
              Parking Project, Series 2004A, 5.000%, 10/01/24

         100 Glendale Community Development Authority, Wisconsin,         10/11 at 100.00          A3        102,580
              Community Development Lease Revenue Refunding Bonds, Tax
              Increment District 6, Series 2001, 5.000%, 10/01/19

         350 Green Bay Brown County Professional Football Stadium          2/11 at 100.00         AAA        364,186
              District, Wisconsin, Sales Tax Revenue Bonds, Lambeau
              Field Renovation Project, Series 2001A, 5.000%, 2/01/19 -
              AMBAC Insured

         500 Jackson Community Development Authority, Wisconsin, Revenue  12/09 at 100.00         N/R        503,710
              Refunding Bonds, Series 1999, 5.100%, 12/01/17

         960 Madison Community Development Authority, Wisconsin, Lease     3/12 at 100.00         Aa2        947,741
              Revenue Refunding Bonds, Monona Terrace, Series 2002,
              4.375%, 3/01/20

       2,000 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/12 at 100.00         AAA      2,048,000
              Bonds, Neighborhood Public Schools Initiative, Series
              2002A, 4.875%, 8/01/21 - AMBAC Insured

             Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
             Bonds, Public Schools, Series 2003A:
       2,500  5.125%, 8/01/21 - AMBAC Insured                              8/13 at 100.00         AAA      2,606,625
       1,500  5.125%, 8/01/22 - AMBAC Insured                              8/13 at 100.00         AAA      1,563,045

             Milwaukee Redevelopment Authority, Wisconsin, Revenue
             Bonds, Summerfest Project, Series 2001:
         400  4.850%, 8/01/17                                              8/11 at 100.00           A        409,440
       1,000  4.950%, 8/01/20                                              8/11 at 100.00           A      1,023,670

       1,500 Neenah Community Development Authority, Wisconsin, Lease     12/14 at 100.00          A1      1,551,960
              Revenue Bonds, Series 2004A, 5.000%, 12/01/26

       1,000 Onalaska Community Development Authority, Wisconsin,         10/13 at 100.00          A3      1,029,760
              Community Development Lease Revenue Bonds, Series 2003,
              4.875%, 10/01/27

             Southeast Wisconsin Professional Baseball Park District,
             Sales Tax Revenue Refunding Bonds, Series 1998A:
         850  5.500%, 12/15/18 - MBIA Insured                                No Opt. Call         AAA        950,241
         400  5.500%, 12/15/19 - MBIA Insured                                No Opt. Call         AAA        448,212
       2,195  5.500%, 12/15/20 - MBIA Insured                                No Opt. Call         AAA      2,471,175
         500  5.500%, 12/15/26 - MBIA Insured                                No Opt. Call         AAA        568,370

         375 Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin,  10/08 at 100.00         N/R        382,470
              Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

       1,305 Sun Prairie Community Development Authority, Wisconsin,       8/16 at 100.00          A2      1,236,644
              Lease Revenue Bonds, Tax Increment District 8, Series
              2006, 4.250%, 8/01/25

         600 Virgin Islands Public Finance Authority, Senior Lien         10/08 at 101.00         BBB        620,766
              Revenue Refunding Bonds, Matching Fund Loan Note, Series
              1998A, 5.625%, 10/01/25

         500 Wauwatosa Redevelopment Authority, Milwaukee County,         12/07 at 100.00         AAA        514,345
              Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%,
              12/01/16 - MBIA Insured

       1,000 Weston Community Development Authority, Wisconsin, Lease     10/14 at 100.00         N/R      1,061,930
              Revenue Bonds, Series 2004A, 5.250%, 10/01/21

       1,000 Weston Community Development Authority, Wisconsin, Lease     10/15 at 100.00         N/R      1,035,770
              Revenue Bonds, Series 2005A, 5.000%, 10/01/21

             Wisconsin Center District, Junior Dedicated Tax Revenue
             Refunding Bonds, Series 1999:
       3,400  5.250%, 12/15/23 - FSA Insured                                 No Opt. Call         AAA      3,733,944
         500  5.250%, 12/15/27 - FSA Insured                                 No Opt. Call         AAA        545,480

       2,000 Wisconsin Center District, Senior Dedicated Tax Revenue         No Opt. Call         AAA        667,280
              Refunding Bonds, Series 2003A, 0.000%, 12/15/28 - FSA
              Insured
--------------------------------------------------------------------------------------------------------------------
      30,935 Total Tax Obligation/Limited                                                                 31,011,259
--------------------------------------------------------------------------------------------------------------------

----
54

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)              Value
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.9% (3)

             Ashwaubenon Community Development Authority, Wisconsin,
             Lease Revenue Bonds, Arena Project, Series 1999A:
  $    2,000  5.700%, 6/01/24 (Pre-refunded 6/01/09)                      6/09 at 100.00         Aa2 (3) $    2,114,060
         700  5.800%, 6/01/29 (Pre-refunded 6/01/09)                      6/09 at 100.00         Aa2 (3)        741,846

             Green Bay Redevelopment Authority, Wisconsin, Lease Revenue
             Bonds, Convention Center Project, Series 1999A:
       1,300  5.250%, 6/01/24 (Pre-refunded 6/01/09)                      6/09 at 100.00         Aa2 (3)      1,357,655
       1,150  5.100%, 6/01/29 (Pre-refunded 6/01/09)                      6/09 at 100.00         Aa2 (3)      1,196,150
-----------------------------------------------------------------------------------------------------------------------
       5,150 Total U.S. Guaranteed                                                                            5,409,711
-----------------------------------------------------------------------------------------------------------------------
  $   44,645 Total Investments (cost $44,146,157) - 99.0%                                                    45,097,612
-----------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                               445,481
             ---------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                           $   45,543,093
             ---------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            N/R Not rated.

                                See accompanying notes to financial statements.

----
55

Statement of Assets and Liabilities
May 31, 2006

                                                                             Kansas      Kentucky      Michigan      Missouri
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $126,003,114, $445,443,297, $222,786,955,
 $249,957,619, $516,142,776 and $44,146,157, respectively)            $130,548,615  $461,734,853  $234,569,832  $259,455,660
Cash                                                                            --            --     1,236,807     3,571,412
Receivables:
  Interest                                                               1,611,450     5,848,764     2,315,939     3,682,658
  Investments sold                                                         375,000     7,271,633        25,000         5,080
  Shares sold                                                              257,450       179,098       146,026       115,897
Other assets                                                                   255        38,974        22,552         8,215
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                       132,792,770   475,073,322   238,316,156   266,838,922
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             310,959     2,065,590            --            --
Payables:
  Investments purchased                                                         --     5,274,250            --     3,429,276
  Shares redeemed                                                          121,824       291,377       191,651        62,637
Accrued expenses:
  Management fees                                                           60,220       208,078       106,981       117,873
  12b-1 distribution and service fees                                       37,467       112,239        58,548        59,612
  Other                                                                     33,390       126,658        75,901        63,407
Dividends payable                                                          425,393     1,600,650       798,709       876,771
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                      989,253     9,678,842     1,231,790     4,609,576
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                            $131,803,517  $465,394,480  $237,084,366  $262,229,346
------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                            $100,127,626  $398,635,970  $170,278,105  $231,377,917
Shares outstanding                                                       9,646,684    36,365,713    14,869,988    21,068,990
Net asset value per share                                             $      10.38  $      10.96  $      11.45  $      10.98
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                     $      10.84  $      11.44  $      11.95  $      11.46
------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                            $  7,379,454  $ 18,388,059  $  6,794,169  $  8,570,026
Shares outstanding                                                         716,796     1,676,688       591,914       779,778
Net asset value and offering price per share                          $      10.30  $      10.97  $      11.48  $      10.99
------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                            $ 22,735,976  $ 45,918,962  $ 38,141,323  $ 21,386,627
Shares outstanding                                                       2,189,501     4,190,622     3,333,640     1,949,027
Net asset value and offering price per share                          $      10.38  $      10.96  $      11.44  $      10.97
------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                            $  1,560,461  $  2,451,489  $ 21,870,769  $    894,776
Shares outstanding                                                         149,701       223,776     1,909,795        81,402
Net asset value and offering price per share                          $      10.42  $      10.96  $      11.45  $      10.99
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $128,863,621  $449,214,290  $225,199,180  $253,176,236
Undistributed (Over-distribution of) net investment income                 (63,056)     (423,041)     (148,705)     (281,047)
Accumulated net realized gain (loss) from investments                   (1,542,549)      311,675       251,014      (163,884)
Net unrealized appreciation (depreciation) of investments                4,545,501    16,291,556    11,782,877     9,498,041
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                            $131,803,517  $465,394,480  $237,084,366  $262,229,346
------------------------------------------------------------------------------------------------------------------------------

                                                                               Ohio    Wisconsin
------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $126,003,114, $445,443,297, $222,786,955,
 $249,957,619, $516,142,776 and $44,146,157, respectively)            $541,344,180  $45,097,612
Cash                                                                            --           --
Receivables:
  Interest                                                               9,789,287      769,926
  Investments sold                                                              --           --
  Shares sold                                                              665,088       92,097
Other assets                                                                48,789           91
------------------------------------------------------------------------------------------------
    Total assets                                                       551,847,344   45,959,726
------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                           4,325,066      187,680
Payables:
  Investments purchased                                                  1,121,460           --
  Shares redeemed                                                          842,730       37,258
Accrued expenses:
  Management fees                                                          242,178       20,851
  12b-1 distribution and service fees                                      106,065       12,364
  Other                                                                    152,727       17,503
Dividends payable                                                        1,897,469      140,977
------------------------------------------------------------------------------------------------
    Total liabilities                                                    8,687,695      416,633
------------------------------------------------------------------------------------------------
Net assets                                                            $543,159,649  $45,543,093
------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                            $348,197,609  $36,624,187
Shares outstanding                                                      30,900,407    3,589,355
Net asset value per share                                             $      11.27  $     10.20
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                     $      11.76  $     10.65
------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                            $ 20,503,859  $ 3,294,662
Shares outstanding                                                       1,822,245      322,240
Net asset value and offering price per share                          $      11.25  $     10.22
------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                            $ 46,325,114  $ 5,421,784
Shares outstanding                                                       4,121,022      530,247
Net asset value and offering price per share                          $      11.24  $     10.23
------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                            $128,133,067  $   202,460
Shares outstanding                                                      11,385,496       19,756
Net asset value and offering price per share                          $      11.25  $     10.25
------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------
Capital paid-in                                                       $518,322,748  $44,546,123
Undistributed (Over-distribution of) net investment income                (364,503)     (54,145)
Accumulated net realized gain (loss) from investments                           --       99,660
Net unrealized appreciation (depreciation) of investments               25,201,404      951,455
------------------------------------------------------------------------------------------------
Net assets                                                            $543,159,649  $45,543,093
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
56

Statement of Operations
Year Ended May 31, 2006

                                                                          Kansas      Kentucky     Michigan     Missouri
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 6,482,553  $ 23,712,667  $12,401,150  $13,301,870
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         716,438     2,530,995    1,317,589    1,399,445
12b-1 service fees - Class A                                            198,914       827,885      355,877      464,234
12b-1 distribution and service fees - Class B                            84,313       191,250       75,198       84,699
12b-1 distribution and service fees - Class C                           172,867       350,625      286,916      157,872
Shareholders' servicing agent fees and expenses                          73,156       226,997      139,895      110,508
Custodian's fees and expenses                                            49,495       136,128       99,870       76,838
Trustees' fees and expenses                                               2,712         9,563        5,320        5,175
Professional fees                                                        12,796        28,367       18,377       18,298
Shareholders' reports - printing and mailing expenses                    16,110        49,338       33,433       26,168
Federal and state registration fees                                       1,708         6,292        5,347       11,240
Other expenses                                                            5,586        16,680        9,812        9,375
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,334,095     4,374,120    2,347,634    2,363,852
  Custodian fee credit                                                  (21,881)      (45,801)     (13,164)     (24,354)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,312,214     4,328,319    2,334,470    2,339,498
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,170,339    19,384,348   10,066,680   10,962,372
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               565,839     1,179,410      749,408      711,275
Net change in unrealized appreciation (depreciation) of investments  (4,237,094)  (14,470,749)  (7,471,815)  (6,843,445)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (3,671,255)  (13,291,339)  (6,722,407)  (6,132,170)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 1,499,084  $  6,093,009  $ 3,344,273  $ 4,830,202
-------------------------------------------------------------------------------------------------------------------------

                                                                             Ohio    Wisconsin
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Investment Income                                                   $ 28,114,703  $ 2,182,054
----------------------------------------------------------------------------------------------
Expenses
Management fees                                                        2,910,612      247,287
12b-1 service fees - Class A                                             707,743       72,864
12b-1 distribution and service fees - Class B                            220,284       38,157
12b-1 distribution and service fees - Class C                            349,589       39,265
Shareholders' servicing agent fees and expenses                          320,635       27,910
Custodian's fees and expenses                                            173,847       29,327
Trustees' fees and expenses                                               11,908        1,146
Professional fees                                                         29,862        9,582
Shareholders' reports - printing and mailing expenses                     65,554        6,493
Federal and state registration fees                                        4,653        4,404
Other expenses                                                            18,806        2,819
----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             4,813,493      479,254
  Custodian fee credit                                                   (25,071)     (14,746)
----------------------------------------------------------------------------------------------
Net expenses                                                           4,788,422      464,508
----------------------------------------------------------------------------------------------
Net investment income                                                 23,326,281    1,717,546
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                              1,693,541      182,407
Net change in unrealized appreciation (depreciation) of investments  (18,259,991)  (1,464,151)
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (16,566,450)  (1,281,744)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $  6,759,831  $   435,802
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
57

Statement of Changes in Net Assets

                                                   Kansas                     Kentucky
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/06       5/31/05       5/31/06       5/31/05
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  5,170,339  $  5,208,147  $ 19,384,348  $ 20,807,607
Net realized gain (loss) from
 investments                                  565,839       648,814     1,179,410     2,819,853
Net change in unrealized appreciation
 (depreciation) of investments             (4,237,094)    5,016,120   (14,470,749)   15,787,210
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            1,499,084    10,873,081     6,093,009    39,414,670
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (3,919,501)   (3,962,833)  (17,003,173)  (18,216,210)
 Class B                                     (286,327)     (381,736)     (673,805)     (756,793)
 Class C                                     (789,253)     (820,547)   (1,642,318)   (1,711,635)
 Class R                                      (65,950)      (53,886)      (82,507)      (65,978)
From accumulated net realized gains:
 Class A                                           --            --    (1,336,665)     (215,689)
 Class B                                           --            --       (66,345)      (10,824)
 Class C                                           --            --      (152,711)      (23,312)
 Class R                                           --            --        (5,573)         (808)
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (5,061,031)   (5,219,002)  (20,963,097)  (21,001,249)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               16,867,724    13,008,347    30,296,652    36,364,254
Proceeds from shares issued to
 shareholders due to
 reinvestment of distributions              2,656,786     2,503,435    11,376,696    10,446,197
------------------------------------------------------------------------------------------------
                                           19,524,510    15,511,782    41,673,348    46,810,451
Cost of shares redeemed                   (16,334,930)  (16,594,442)  (57,471,401)  (46,733,307)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions               3,189,580    (1,082,660)  (15,798,053)       77,144
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets        (372,367)    4,571,419   (30,668,141)   18,490,565
Net assets at the beginning of year       132,175,884   127,604,465   496,062,621   477,572,056
------------------------------------------------------------------------------------------------
Net assets at the end of year            $131,803,517  $132,175,884  $465,394,480  $496,062,621
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $    (63,056) $   (172,364) $   (423,041) $   (392,659)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
58

                                                                               Michigan                    Missouri
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            5/31/06       5/31/05       5/31/06       5/31/05
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 10,066,680  $ 10,697,233  $ 10,962,372  $ 11,163,637
Net realized gain (loss) from investments                                  749,408     2,844,854       711,275       305,056
Net change in unrealized appreciation (depreciation) of investments     (7,471,815)    6,924,697    (6,843,445)   10,714,383
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    3,344,273    20,466,784     4,830,202    22,183,076
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (7,320,042)   (7,893,894)   (9,981,289)  (10,019,105)
  Class B                                                                 (263,443)     (340,481)     (316,032)     (333,110)
  Class C                                                               (1,354,965)   (1,429,875)     (791,878)     (770,457)
  Class R                                                                 (989,172)   (1,081,592)      (34,312)      (22,605)
From accumulated net realized gains:
  Class A                                                               (2,004,133)      (79,663)           --            --
  Class B                                                                  (88,400)       (4,292)           --            --
  Class C                                                                 (429,404)      (16,800)           --            --
  Class R                                                                 (257,250)      (10,474)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (12,706,809)  (10,857,071)  (11,123,511)  (11,145,277)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            22,722,819    18,075,991    20,137,812    18,867,537
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        5,933,758     4,094,961     5,640,469     5,028,242
-----------------------------------------------------------------------------------------------------------------------------
                                                                        28,656,577    22,170,952    25,778,281    23,895,779
Cost of shares redeemed                                                (34,510,153)  (30,077,327)  (19,139,089)  (26,422,230)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (5,853,576)   (7,906,375)    6,639,192    (2,526,451)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (15,216,112)    1,703,338       345,883     8,511,348
Net assets at the beginning of year                                    252,300,478   250,597,140   261,883,463   253,372,115
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $237,084,366  $252,300,478  $262,229,346  $261,883,463
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (148,705) $   (282,649) $   (281,047) $   (117,110)
-----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
59

                                                    Ohio                     Wisconsin
                                         --------------------------  -------------------------
                                            Year Ended    Year Ended   Year Ended    Year Ended
                                               5/31/06       5/31/05      5/31/06       5/31/05
-----------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 23,326,281  $ 24,817,122  $ 1,717,546  $  1,822,436
Net realized gain (loss) from
 investments                                1,693,541     2,017,144      182,407       618,419
Net change in unrealized appreciation
 (depreciation) of investments            (18,259,991)   21,508,002   (1,464,151)    1,176,131
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            6,759,831    48,342,268      435,802     3,616,986
-----------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                  (14,991,868)  (15,605,959)  (1,430,462)   (1,501,243)
 Class B                                     (813,840)     (967,497)    (127,010)     (155,227)
 Class C                                   (1,732,197)   (1,757,417)    (177,587)     (159,807)
 Class R                                   (5,981,726)   (6,476,706)      (5,938)       (4,591)
From accumulated net realized gains:
 Class A                                   (1,305,148)           --     (165,451)           --
 Class B                                      (86,687)           --      (17,703)           --
 Class C                                     (173,547)           --      (23,830)           --
 Class R                                     (499,004)           --         (679)           --
-----------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (25,584,017)  (24,807,579)  (1,948,660)   (1,820,868)
-----------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               47,994,143    35,431,676    5,714,314     5,456,300
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                             13,656,754    12,146,363    1,112,560       983,002
-----------------------------------------------------------------------------------------------
                                           61,650,897    47,578,039    6,826,874     6,439,302
Cost of shares redeemed                   (68,625,336)  (60,281,341)  (5,555,171)  (10,861,710)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (6,974,439)  (12,703,302)   1,271,703    (4,422,408)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (25,798,625)   10,831,387     (241,155)   (2,626,290)
Net assets at the beginning of year       568,958,274   558,126,887   45,784,248    48,410,538
-----------------------------------------------------------------------------------------------
Net assets at the end of year            $543,159,649  $568,958,274  $45,543,093  $ 45,784,248
-----------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end
 of year                                 $   (364,503) $   (130,879) $   (54,145) $    (25,375)
-----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
60

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund ("Kansas"), Nuveen Kentucky Municipal Bond Fund ("Kentucky"), Nuveen Michigan Municipal Bond Fund ("Michigan"), Nuveen Missouri Municipal Bond Fund ("Missouri"), Nuveen Ohio Municipal Bond Fund ("Ohio") and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2006, Kentucky, Missouri and Ohio had outstanding when-issued/delayed delivery purchase commitments of $5,274,250, $3,429,276, and $1,121,460, respectively. There were no such outstanding purchase commitments in Kansas, Michigan or Wisconsin.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
61

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2006, Kentucky, Michigan and Ohio invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Kansas, Missouri and Wisconsin did not invest in any such instruments during the fiscal year ended May 31, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
62

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Kansas
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/06                   5/31/05
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,181,502  $ 12,433,126     860,345  $  9,059,917
 Class A - automatic conversion of
   Class B shares                            48,920       514,062      16,697       175,515
 Class B                                     20,421       213,332      50,553       525,883
 Class C                                    329,605     3,466,758     286,374     3,012,008
 Class R                                     22,682       240,446      22,111       235,024
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    197,498     2,078,016     178,604     1,868,759
 Class B                                     13,499       140,930      16,620       172,552
 Class C                                     40,915       430,702      43,366       453,981
 Class R                                        675         7,138         775         8,143
--------------------------------------------------------------------------------------------
                                          1,855,717    19,524,510   1,475,445    15,511,782
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (961,370)  (10,104,393)   (872,910)   (9,130,553)
 Class B                                   (216,150)   (2,247,153)   (189,055)   (1,973,960)
 Class B - automatic conversion to
   Class A shares                           (49,310)     (514,062)    (16,834)     (175,515)
 Class C                                   (321,430)   (3,374,998)   (506,754)   (5,261,246)
 Class R                                     (8,989)      (94,324)     (5,092)      (53,168)
--------------------------------------------------------------------------------------------
                                         (1,557,249)  (16,334,930) (1,590,645)  (16,594,442)
--------------------------------------------------------------------------------------------
Net increase (decrease)                     298,468  $  3,189,580    (115,200) $ (1,082,660)
--------------------------------------------------------------------------------------------

                                                              Kentucky
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/06                   5/31/05
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,949,136  $ 21,701,035   2,723,044  $ 30,401,710
 Class A - automatic conversion of
   Class B shares                            74,419       826,602       8,847        98,597
 Class B                                     70,072       781,861     124,020     1,384,507
 Class C                                    543,764     6,065,560     376,990     4,202,352
 Class R                                     82,935       921,594      24,848       277,088
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    888,908     9,884,979     816,581     9,066,627
 Class B                                     38,296       426,211      38,395       426,521
 Class C                                     89,951       999,155      81,054       898,778
 Class R                                      5,977        66,351       4,891        54,271
--------------------------------------------------------------------------------------------
                                          3,743,458    41,673,348   4,198,670    46,810,451
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (4,335,775)  (48,115,573) (3,450,812)  (38,405,653)
 Class B                                   (233,656)   (2,591,416)   (195,043)   (2,166,368)
 Class B - automatic conversion to
   Class A shares                           (74,401)     (826,602)     (8,845)      (98,597)
 Class C                                   (530,467)   (5,881,313)   (538,433)   (5,973,276)
 Class R                                     (5,159)      (56,497)     (7,976)      (89,413)
--------------------------------------------------------------------------------------------
                                         (5,179,458)  (57,471,401) (4,201,109)  (46,733,307)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (1,436,000) $(15,798,053)     (2,439) $     77,144
--------------------------------------------------------------------------------------------


----
63

                                                                         Michigan
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,474,374  $ 17,101,996   1,128,179  $ 13,206,864
  Class A - automatic conversion of Class B shares      29,741       346,845       7,126        84,229
  Class B                                               37,311       436,297      50,547       593,221
  Class C                                              388,724     4,527,149     329,227     3,867,933
  Class R                                               26,644       310,532      27,710       323,744
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              361,150     4,200,876     234,783     2,744,586
  Class B                                               13,339       155,475      10,815       126,702
  Class C                                               59,845       695,093      42,194       492,748
  Class R                                               75,831       882,314      62,508       730,925
-------------------------------------------------------------------------------------------------------
                                                     2,466,959    28,656,577   1,893,089    22,170,952
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,241,711)  (25,920,683) (1,847,113)  (21,589,536)
  Class B                                             (179,101)   (2,089,282)   (186,090)   (2,178,934)
  Class B - automatic conversion to Class A shares     (29,688)     (346,845)     (7,114)      (84,229)
  Class C                                             (346,109)   (4,024,783)   (368,694)   (4,319,715)
  Class R                                             (183,313)   (2,128,560)   (162,717)   (1,904,913)
-------------------------------------------------------------------------------------------------------
                                                    (2,979,922)  (34,510,153) (2,571,728)  (30,077,327)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (512,963) $ (5,853,576)   (678,639) $ (7,906,375)
-------------------------------------------------------------------------------------------------------

                                                                         Missouri
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,344,371  $ 14,935,980   1,445,635  $ 15,863,183
  Class A - automatic conversion of Class B shares      23,686       262,008       1,348        15,131
  Class B                                               43,459       481,709      55,120       613,519
  Class C                                              342,391     3,801,421     204,601     2,273,655
  Class R                                               59,312       656,694       9,178       102,049
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              464,000     5,158,568     416,123     4,592,030
  Class B                                               15,165       168,703      16,069       177,389
  Class C                                               27,905       309,964      23,149       255,193
  Class R                                                  290         3,234         328         3,630
-------------------------------------------------------------------------------------------------------
                                                     2,320,579    25,778,281   2,171,551    23,895,779
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,405,100)  (15,586,486) (1,809,311)  (20,035,159)
  Class B                                              (72,332)     (805,092)   (136,397)   (1,506,122)
  Class B - automatic conversion to Class A shares     (23,679)     (262,008)     (1,347)      (15,131)
  Class C                                             (196,602)   (2,176,423)   (438,686)   (4,815,752)
  Class R                                              (28,007)     (309,080)     (4,471)      (50,066)
-------------------------------------------------------------------------------------------------------
                                                    (1,725,720)  (19,139,089) (2,390,212)  (26,422,230)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                594,859  $  6,639,192    (218,661) $ (2,526,451)
-------------------------------------------------------------------------------------------------------


----
64

                                                                           Ohio
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/06                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            3,047,528  $ 34,770,761   2,421,794  $ 27,855,344
  Class A - automatic conversion of Class B shares     163,574     1,886,705      21,765       251,838
  Class B                                               71,782       822,412      97,298     1,117,174
  Class C                                              850,872     9,713,989     433,897     4,997,158
  Class R                                               70,146       800,276     106,356     1,210,162
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              675,780     7,740,442     574,748     6,582,720
  Class B                                               32,660       373,567      30,755       351,735
  Class C                                               69,084       789,296      59,538       680,583
  Class R                                              415,443     4,753,449     396,161     4,531,325
-------------------------------------------------------------------------------------------------------
                                                     5,396,869    61,650,897   4,142,312    47,578,039
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (3,752,948)  (42,829,746) (3,375,812)  (38,603,590)
  Class B                                             (319,784)   (3,634,933)   (240,240)   (2,754,861)
  Class B - automatic conversion to Class A shares    (163,830)   (1,886,705)    (21,798)     (251,838)
  Class C                                             (736,627)   (8,387,848)   (553,070)   (6,309,352)
  Class R                                           (1,042,790)  (11,886,104) (1,081,810)  (12,361,700)
-------------------------------------------------------------------------------------------------------
                                                    (6,015,979)  (68,625,336) (5,272,730)  (60,281,341)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (619,110) $ (6,974,439) (1,130,418) $(12,703,302)
-------------------------------------------------------------------------------------------------------

                                                                       Wisconsin
                                                    -----------------------------------------------
                                                          Year Ended              Year Ended
                                                           5/31/06                  5/31/05
                                                    ---------------------  ------------------------
                                                       Shares       Amount      Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            320,170  $ 3,324,300     384,826  $  4,015,568
  Class A - automatic conversion of Class B shares    50,073      517,326       2,773        28,862
  Class B                                             16,460      172,128      32,963       337,963
  Class C                                            150,117    1,557,228     102,831     1,073,682
  Class R                                             13,705      143,332          22           225
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             85,191      882,924      76,575       795,272
  Class B                                              8,465       87,920       7,840        81,577
  Class C                                             13,056      135,564       9,739       101,361
  Class R                                                592        6,152         461         4,792
----------------------------------------------------------------------------------------------------
                                                     657,829    6,826,874     618,030     6,439,302
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (310,972)  (3,223,244)   (861,604)   (8,991,707)
  Class B                                            (88,073)    (915,337)    (51,401)     (534,937)
  Class B - automatic conversion to Class A shares   (49,978)    (517,326)     (2,767)      (28,862)
  Class C                                            (86,829)    (894,417)   (113,481)   (1,182,323)
  Class R                                               (471)      (4,847)    (11,929)     (123,881)
----------------------------------------------------------------------------------------------------
                                                    (536,323)  (5,555,171) (1,041,182)  (10,861,710)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                              121,506  $ 1,271,703    (423,152) $ (4,422,408)
----------------------------------------------------------------------------------------------------


----
65

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2006, were as follows:

                 Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
----------------------------------------------------------------------------------
Purchases   $27,784,111 $63,030,145 $26,709,298 $35,882,037 $73,939,586 $6,628,643
Sales and
 maturities  23,973,768  83,587,413  35,722,147  30,740,950  77,905,122  5,100,164
----------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                          Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------------------
Cost of investments $126,006,163 $445,345,879 $222,855,185 $249,901,297 $515,681,220 $44,141,103
------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                                   Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                $4,754,245  $17,978,302  $12,547,227  $10,230,709  $27,219,804  $1,152,212
  Depreciation                                  (211,793)  (1,589,328)    (832,580)    (676,346)  (1,556,844)   (195,703)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                  $4,542,452  $16,388,974  $11,714,647  $ 9,554,363  $25,662,960  $  956,509
-------------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                            Kansas   Kentucky Michigan Missouri       Ohio Wisconsin
----------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $346,297 $1,047,349 $515,392 $539,405 $1,071,408   $81,780
Undistributed net ordinary income**             --         --       --       --         --        --
Undistributed net long-term capital gains       --    344,542  453,850       --         --    99,658
----------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2006, paid on June 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006                                                  Kansas    Kentucky   Michigan    Missouri        Ohio  Wisconsin
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $5,050,446 $19,433,344 $9,980,919 $11,166,668 $23,584,206 $1,740,542
Distributions from net ordinary income**                  --          --      9,969          --      40,519      3,699
Distributions from net long-term capital gains***         --   1,561,294  2,779,778          --   1,989,352    207,663
----------------------------------------------------------------------------------------------------------------------

2005                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,262,204 $20,944,156 $10,809,668 $11,148,920 $24,974,764 $1,838,398
Distributions from net ordinary income**               --      20,309      16,192          --          --         --
Distributions from net long-term capital gains         --     250,633     111,229          --          --         --
--------------------------------------------------------------------------------------------------------------------

**   Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2006.

At May 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                           Kansas Missouri
                      ------------------------------------
                      Expiration year:
                        2010           $       -- $163,884
                        2011                   --       --
                        2012            1,523,456       --
                      ------------------------------------
                                       $1,523,456 $163,884
                      ------------------------------------


----
66

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
67

During the fiscal year ended May 31, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                         Kansas Kentucky Michigan Missouri     Ohio Wisconsin
---------------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $253,394 $495,453 $157,120 $324,158 $418,428  $111,076
Paid to authorized dealers (unaudited)  222,839  424,386  134,315  279,672  356,920    95,017
---------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                 Kansas Kentucky Michigan Missouri     Ohio Wisconsin
-------------------------------------------------------------------------------------
Commission advances (unaudited) $89,571 $100,502  $55,965  $90,534 $119,404   $20,732
-------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2006, the Distributor retained such 12b-1 fees as follows:

                                 Kansas Kentucky Michigan Missouri     Ohio Wisconsin
-------------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $94,575 $196,433  $99,303  $67,052 $219,055   $39,159
-------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2006, as follows:

                            Kansas Kentucky Michigan Missouri    Ohio Wisconsin
 ------------------------------------------------------------------------------
 CDSC retained (unaudited) $44,168  $54,270  $20,406  $13,432 $34,443    $4,321
 ------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 9, 2006, as follows:

                         Kansas Kentucky Michigan Missouri   Ohio Wisconsin
     ----------------------------------------------------------------------
     Dividend per share:
       Class A           $.0345   $.0380   $.0395   $.0375 $.0390    $.0325
       Class B            .0280    .0310    .0325    .0305  .0320     .0260
       Class C            .0300    .0325    .0340    .0325  .0340     .0280
       Class R            .0365    .0395    .0415    .0395  .0410     .0345
     ----------------------------------------------------------------------



----
68

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


KANSAS




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (1/92)
  2006        $10.66      $.42      $(.29) $ .13    $(.41)     $-- $(.41) $10.38      1.28% $100,128
  2005         10.20       .44        .46    .90     (.44)      --  (.44)  10.66      8.95    97,861
  2004         10.77       .46       (.57)  (.11)    (.46)      --  (.46)  10.20     (1.02)   91,744
  2003         10.25       .48        .52   1.00     (.48)      --  (.48)  10.77     10.03   102,938
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      6.06    96,411
Class B (2/97)
  2006         10.58       .34       (.28)   .06     (.34)      --  (.34)  10.30       .54     7,379
  2005         10.12       .36        .46    .82     (.36)      --  (.36)  10.58      8.21    10,031
  2004         10.69       .38       (.57)  (.19)    (.38)      --  (.38)  10.12     (1.77)   11,001
  2003         10.18       .40        .52    .92     (.41)      --  (.41)  10.69      9.18    12,797
  2002         10.09       .42        .11    .53     (.44)      --  (.44)  10.18      5.30    10,210
Class C (2/97)
  2006         10.67       .37       (.30)   .07     (.36)      --  (.36)  10.38       .67    22,736
  2005         10.21       .38        .46    .84     (.38)      --  (.38)  10.67      8.39    22,836
  2004         10.78       .40       (.56)  (.16)    (.41)      --  (.41)  10.21     (1.53)   23,656
  2003         10.27       .42        .52    .94     (.43)      --  (.43)  10.78      9.35    25,049
  2002         10.17       .44        .12    .56     (.46)      --  (.46)  10.27      5.60    16,943
Class R (2/97)
  2006         10.71       .45       (.30)   .15     (.44)      --  (.44)  10.42      1.41     1,560
  2005         10.24       .46        .47    .93     (.46)      --  (.46)  10.71      9.26     1,449
  2004         10.82       .48       (.58)  (.10)    (.48)      --  (.48)  10.24      (.89)    1,204
  2003         10.30       .50        .53   1.03     (.51)      --  (.51)  10.82     10.23     1,310
  2002         10.20       .53        .11    .64     (.54)      --  (.54)  10.30      6.38     1,475
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
KANSAS     -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (1/92)
  2006          .86%    4.02%      .86%    4.02%      .84%    4.03%        18%
  2005          .88     4.17       .88     4.17       .87     4.18         21
  2004          .90     4.36       .90     4.36       .89     4.37         11
  2003          .88     4.57       .88     4.57       .87     4.58         12
  2002          .90     4.90       .90     4.90       .89     4.91         17
Class B (2/97)
  2006         1.61     3.26      1.61     3.26      1.59     3.28         18
  2005         1.63     3.42      1.63     3.42      1.61     3.43         21
  2004         1.64     3.61      1.64     3.61      1.64     3.62         11
  2003         1.63     3.81      1.63     3.81      1.62     3.82         12
  2002         1.65     4.13      1.65     4.13      1.64     4.15         17
Class C (2/97)
  2006         1.41     3.47      1.41     3.47      1.39     3.48         18
  2005         1.43     3.62      1.43     3.62      1.42     3.63         21
  2004         1.45     3.81      1.45     3.81      1.44     3.82         11
  2003         1.43     4.01      1.43     4.01      1.42     4.02         12
  2002         1.44     4.31      1.44     4.31      1.43     4.32         17
Class R (2/97)
  2006          .66     4.22       .66     4.22       .64     4.23         18
  2005          .68     4.37       .68     4.37       .67     4.38         21
  2004          .70     4.56       .70     4.56       .69     4.57         11
  2003          .68     4.77       .68     4.77       .67     4.78         12
  2002          .70     5.12       .70     5.12       .69     5.13         17
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
69

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- -----------------------                    --------


KENTUCKY




                                      Net
           Beginning       Net  Realized/            Net                  Ending              Ending
                 Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (5/87)
  2006        $11.30      $.46      $(.30)  $.16   $(.46)   $(.04) $(.50) $10.96      1.38% $398,636
  2005         10.88       .48        .43    .91    (.48)    (.01)  (.49)  11.30      8.51   427,106
  2004         11.35       .51       (.42)   .09    (.52)    (.04)  (.56)  10.88       .90   410,109
  2003         10.92       .53        .44    .97    (.53)    (.01)  (.54)  11.35      9.03   426,782
  2002         10.80       .54        .12    .66    (.54)      --   (.54)  10.92      6.22   407,706
Class B (2/97)
  2006         11.31       .37       (.30)   .07    (.37)    (.04)  (.41)  10.97       .62    18,388
  2005         10.88       .40        .44    .84    (.40)    (.01)  (.41)  11.31      7.80    21,216
  2004         11.35       .43       (.42)   .01    (.44)    (.04)  (.48)  10.88       .14    20,874
  2003         10.92       .45        .44    .89    (.45)    (.01)  (.46)  11.35      8.21    21,206
  2002         10.80       .46        .12    .58    (.46)      --   (.46)  10.92      5.42    16,808
Class C (10/93)
  2006         11.29       .39       (.29)   .10    (.39)    (.04)  (.43)  10.96       .88    45,919
  2005         10.87       .42        .43    .85    (.42)    (.01)  (.43)  11.29      7.91    46,160
  2004         11.34       .45       (.42)   .03    (.46)    (.04)  (.50)  10.87       .35    45,303
  2003         10.91       .47        .44    .91    (.47)    (.01)  (.48)  11.34      8.45    50,194
  2002         10.79       .48        .12    .60    (.48)      --   (.48)  10.91      5.64    40,746
Class R (2/97)
  2006         11.29       .48       (.30)   .18    (.47)    (.04)  (.51)  10.96      1.64     2,451
  2005         10.87       .51        .42    .93    (.50)    (.01)  (.51)  11.29      8.70     1,581
  2004         11.33       .53       (.41)   .12    (.54)    (.04)  (.58)  10.87      1.15     1,285
  2003         10.90       .55        .44    .99    (.55)    (.01)  (.56)  11.33      9.23     1,172
  2002         10.78       .57        .11    .68    (.56)      --   (.56)  10.90      6.40       983
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
KENTUCKY   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (5/87)
  2006          .82%    4.09%      .82%    4.09%      .81%    4.10%        13%
  2005          .83     4.35       .83     4.35       .82     4.36         15
  2004          .84     4.58       .84     4.58       .83     4.58         16
  2003          .84     4.79       .84     4.79       .83     4.79         14
  2002          .85     4.99       .85     4.99       .84     5.00         14
Class B (2/97)
  2006         1.57     3.34      1.57     3.34      1.56     3.35         13
  2005         1.57     3.60      1.57     3.60      1.57     3.61         15
  2004         1.59     3.83      1.59     3.83      1.58     3.83         16
  2003         1.59     4.04      1.59     4.04      1.58     4.04         14
  2002         1.59     4.24      1.59     4.24      1.58     4.25         14
Class C (10/93)
  2006         1.37     3.54      1.37     3.54      1.36     3.55         13
  2005         1.37     3.80      1.37     3.80      1.37     3.81         15
  2004         1.39     4.03      1.39     4.03      1.38     4.03         16
  2003         1.39     4.24      1.39     4.24      1.38     4.24         14
  2002         1.40     4.44      1.40     4.44      1.39     4.45         14
Class R (2/97)
  2006          .62     4.29       .62     4.29       .61     4.30         13
  2005          .63     4.54       .63     4.54       .62     4.55         15
  2004          .64     4.78       .64     4.78       .63     4.78         16
  2003          .64     4.99       .64     4.99       .63     4.99         14
  2002          .65     5.19       .65     5.19       .64     5.20         14
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
70

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


MICHIGAN




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (6/85)
  2006        $11.89      $.49      $(.32) $ .17    $(.48)   $(.13) $(.61) $11.45      1.48% $170,278
  2005         11.45       .51        .45    .96     (.51)    (.01)  (.52)  11.89      8.48   181,302
  2004         12.16       .54       (.58)  (.04)    (.55)    (.12)  (.67)  11.45      (.27)  179,956
  2003         11.55       .55        .63   1.18     (.56)    (.01)  (.57)  12.16     10.40   204,652
  2002         11.39       .56        .20    .76     (.57)    (.03)  (.60)  11.55      6.70   205,808
Class B (2/97)
  2006         11.92       .40       (.32)   .08     (.39)    (.13)  (.52)  11.48       .71     6,794
  2005         11.47       .42        .46    .88     (.42)    (.01)  (.43)  11.92      7.73     8,938
  2004         12.18       .45       (.58)  (.13)    (.46)    (.12)  (.58)  11.47     (1.03)   10,112
  2003         11.57       .46        .63   1.09     (.47)    (.01)  (.48)  12.18      9.56    11,179
  2002         11.41       .48        .19    .67     (.48)    (.03)  (.51)  11.57      5.88     9,214
Class C (6/93)
  2006         11.88       .42       (.32)   .10     (.41)    (.13)  (.54)  11.44       .91    38,141
  2005         11.43       .44        .46    .90     (.44)    (.01)  (.45)  11.88      7.98    38,386
  2004         12.14       .48       (.58)  (.10)    (.49)    (.12)  (.61)  11.43      (.83)   36,912
  2003         11.54       .49        .61   1.10     (.49)    (.01)  (.50)  12.14      9.71    43,693
  2002         11.38       .50        .19    .69     (.50)    (.03)  (.53)  11.54      6.11    38,763
Class R (2/97)
  2006         11.89       .51       (.32)   .19     (.50)    (.13)  (.63)  11.45      1.69    21,871
  2005         11.45       .53        .45    .98     (.53)    (.01)  (.54)  11.89      8.70    23,675
  2004         12.16       .57       (.58)  (.01)    (.58)    (.12)  (.70)  11.45      (.07)   23,618
  2003         11.56       .58        .61   1.19     (.58)    (.01)  (.59)  12.16     10.53    24,951
  2002         11.39       .59        .20    .79     (.59)    (.03)  (.62)  11.56      6.99    23,643
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
MICHIGAN   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2006          .86%    4.16%      .86%    4.16%      .85%    4.17%        11%
  2005          .86     4.32       .86     4.32       .86     4.33         16
  2004          .87     4.61       .87     4.61       .86     4.61          9
  2003          .86     4.67       .86     4.67       .86     4.67         10
  2002          .87     4.86       .87     4.86       .87     4.86         19
Class B (2/97)
  2006         1.61     3.41      1.61     3.41      1.60     3.41         11
  2005         1.61     3.57      1.61     3.57      1.60     3.58         16
  2004         1.62     3.86      1.62     3.86      1.61     3.86          9
  2003         1.61     3.91      1.61     3.91      1.61     3.92         10
  2002         1.62     4.11      1.62     4.11      1.62     4.11         19
Class C (6/93)
  2006         1.41     3.61      1.41     3.61      1.40     3.62         11
  2005         1.41     3.77      1.41     3.77      1.40     3.78         16
  2004         1.42     4.06      1.42     4.06      1.41     4.06          9
  2003         1.41     4.12      1.41     4.12      1.41     4.12         10
  2002         1.42     4.31      1.42     4.31      1.42     4.31         19
Class R (2/97)
  2006          .66     4.36       .66     4.36       .65     4.36         11
  2005          .66     4.52       .66     4.52       .66     4.53         16
  2004          .67     4.81       .67     4.81       .66     4.81          9
  2003          .66     4.87       .66     4.87       .66     4.87         10
  2002          .67     5.06       .67     5.06       .67     5.06         19
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
71

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


MISSOURI




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (8/87)
  2006        $11.25      $.47      $(.26) $ .21    $(.48)     $-- $(.48) $10.98      1.88% $231,378
  2005         10.78       .48        .47    .95     (.48)      --  (.48)  11.25      8.97   232,171
  2004         11.30       .50       (.53)  (.03)    (.49)      --  (.49)  10.78      (.28)  221,955
  2003         10.81       .51        .51   1.02     (.53)      --  (.53)  11.30      9.63   233,996
  2002         10.71       .54        .11    .65     (.55)      --  (.55)  10.81      6.20   207,890
Class B (2/97)
  2006         11.26       .39       (.27)   .12     (.39)      --  (.39)  10.99      1.12     8,570
  2005         10.79       .40        .47    .87     (.40)      --  (.40)  11.26      8.15     9,197
  2004         11.30       .41       (.52)  (.11)    (.40)      --  (.40)  10.79      (.95)    9,532
  2003         10.81       .43        .50    .93     (.44)      --  (.44)  11.30      8.80    11,912
  2002         10.71       .46        .11    .57     (.47)      --  (.47)  10.81      5.38     9,091
Class C (2/94)
  2006         11.24       .41       (.26)   .15     (.42)      --  (.42)  10.97      1.34    21,387
  2005         10.77       .42        .47    .89     (.42)      --  (.42)  11.24      8.39    19,955
  2004         11.29       .44       (.53)  (.09)    (.43)      --  (.43)  10.77      (.84)   21,402
  2003         10.81       .45        .49    .94     (.46)      --  (.46)  11.29      8.93    23,336
  2002         10.70       .48        .12    .60     (.49)      --  (.49)  10.81      5.72    20,076
Class R (2/97)
  2006         11.26       .49       (.26)   .23     (.50)      --  (.50)  10.99      2.10       895
  2005         10.79       .50        .47    .97     (.50)      --  (.50)  11.26      9.20       561
  2004         11.31       .52       (.53)  (.01)    (.51)      --  (.51)  10.79      (.10)      483
  2003         10.82       .53        .50   1.03     (.54)      --  (.54)  11.31      9.80       534
  2002         10.71       .57        .11    .68     (.57)      --  (.57)  10.82      6.47       507
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
MISSOURI   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (8/87)
  2006          .83%    4.23%      .83%    4.23%      .82%    4.24%        12%
  2005          .84     4.35       .84     4.35       .83     4.35         16
  2004          .85     4.50       .85     4.50       .85     4.51         13
  2003          .86     4.65       .86     4.65       .85     4.66         14
  2002          .87     5.02       .87     5.02       .86     5.03         13
Class B (2/97)
  2006         1.58     3.48      1.58     3.48      1.57     3.49         12
  2005         1.58     3.60      1.58     3.60      1.58     3.60         16
  2004         1.60     3.75      1.60     3.75      1.60     3.75         13
  2003         1.61     3.90      1.61     3.90      1.60     3.91         14
  2002         1.62     4.27      1.62     4.27      1.61     4.27         13
Class C (2/94)
  2006         1.38     3.68      1.38     3.68      1.37     3.69         12
  2005         1.39     3.80      1.39     3.80      1.38     3.81         16
  2004         1.40     3.95      1.40     3.95      1.40     3.95         13
  2003         1.41     4.10      1.41     4.10      1.40     4.11         14
  2002         1.41     4.46      1.41     4.46      1.41     4.47         13
Class R (2/97)
  2006          .63     4.44       .63     4.44       .62     4.45         12
  2005          .64     4.54       .64     4.54       .64     4.55         16
  2004          .65     4.70       .65     4.70       .65     4.71         13
  2003          .66     4.86       .66     4.86       .65     4.86         14
  2002          .67     5.22       .67     5.22       .66     5.23         13
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
72

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


OHIO




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (6/85)
  2006        $11.65      $.48      $(.34) $ .14    $(.48)   $(.04) $(.52) $11.27      1.30% $348,198
  2005         11.17       .51        .48    .99     (.51)      --   (.51)  11.65      9.00   358,529
  2004         11.78       .53       (.60)  (.07)    (.54)      --   (.54)  11.17      (.62)  347,733
  2003         11.16       .54        .62   1.16     (.54)      --   (.54)  11.78     10.65   385,619
  2002         11.10       .55        .06    .61     (.55)      --   (.55)  11.16      5.57   379,342
Class B (2/97)
  2006         11.64       .40       (.35)   .05     (.40)    (.04)  (.44)  11.25       .47    20,504
  2005         11.16       .42        .48    .90     (.42)      --   (.42)  11.64      8.22    25,621
  2004         11.77       .45       (.61)  (.16)    (.45)      --   (.45)  11.16     (1.34)   26,057
  2003         11.15       .45        .63   1.08     (.46)      --   (.46)  11.77      9.85    28,080
  2002         11.09       .47        .05    .52     (.46)      --   (.46)  11.15      4.79    22,433
Class C (8/93)
  2006         11.63       .42       (.35)   .07     (.42)    (.04)  (.46)  11.24       .68    46,325
  2005         11.15       .45        .48    .93     (.45)      --   (.45)  11.63      8.45    45,791
  2004         11.76       .47       (.60)  (.13)    (.48)      --   (.48)  11.15     (1.14)   44,575
  2003         11.15       .47        .62   1.09     (.48)      --   (.48)  11.76      9.99    50,999
  2002         11.09       .49        .06    .55     (.49)      --   (.49)  11.15      5.01    44,984
Class R (2/97)
  2006         11.64       .50       (.34)   .16     (.51)    (.04)  (.55)  11.25      1.51   128,133
  2005         11.16       .53        .48   1.01     (.53)      --   (.53)  11.64      9.24   139,017
  2004         11.77       .56       (.61)  (.05)    (.56)      --   (.56)  11.16      (.41)  139,762
  2003         11.15       .56        .62   1.18     (.56)      --   (.56)  11.77     10.89   154,781
  2002         11.09       .57        .06    .63     (.57)      --   (.57)  11.15      5.80   148,302
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
OHIO       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2006          .83%    4.21%      .83%    4.21%      .83%    4.21%        13%
  2005          .84     4.43       .84     4.43       .83     4.44         11
  2004          .85     4.65       .85     4.65       .85     4.65         12
  2003          .87     4.69       .87     4.69       .87     4.69         12
  2002          .86     4.93       .86     4.93       .86     4.93         21
Class B (2/97)
  2006         1.58     3.45      1.58     3.45      1.58     3.46         13
  2005         1.58     3.69      1.58     3.69      1.58     3.69         11
  2004         1.60     3.90      1.60     3.90      1.60     3.90         12
  2003         1.62     3.94      1.62     3.94      1.61     3.94         12
  2002         1.61     4.17      1.61     4.17      1.61     4.18         21
Class C (8/93)
  2006         1.38     3.66      1.38     3.66      1.38     3.66         13
  2005         1.38     3.88      1.38     3.88      1.38     3.89         11
  2004         1.40     4.10      1.40     4.10      1.40     4.10         12
  2003         1.42     4.14      1.42     4.14      1.41     4.14         12
  2002         1.41     4.37      1.41     4.37      1.41     4.38         21
Class R (2/97)
  2006          .63     4.41       .63     4.41       .63     4.41         13
  2005          .64     4.64       .64     4.64       .64     4.64         11
  2004          .65     4.85       .65     4.85       .65     4.85         12
  2003          .67     4.89       .67     4.89       .67     4.89         12
  2002          .66     5.12       .66     5.12       .66     5.13         21
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
73

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    -------


WISCONSIN




                                      Net
           Beginning       Net  Realized/             Net                  Ending             Ending
                 Net   Invest- Unrealized         Invest-                     Net                Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total   Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
-----------------------------------------------------------------------------------------------------
Class A (6/94)
  2006        $10.54      $.40      $(.28) $ .12    $(.41)   $(.05) $(.46) $10.20      1.11% $36,624
  2005         10.16       .42        .37    .79     (.41)      --   (.41)  10.54      7.94   36,325
  2004         10.62       .43       (.45)  (.02)    (.44)      --   (.44)  10.16      (.33)  39,033
  2003         10.14       .43        .49    .92     (.44)      --   (.44)  10.62      9.41   42,360
  2002          9.97       .44        .17    .61     (.44)      --   (.44)  10.14      6.26   40,199
Class B (2/97)
  2006         10.57       .32       (.29)   .03     (.33)    (.05)  (.38)  10.22       .26    3,295
  2005         10.18       .34        .39    .73     (.34)      --   (.34)  10.57      7.25    4,600
  2004         10.65       .35       (.46)  (.11)    (.36)      --   (.36)  10.18     (1.01)   4,568
  2003         10.17       .36        .49    .85     (.37)      --   (.37)  10.65      8.53    5,960
  2002         10.00       .37        .17    .54     (.37)      --   (.37)  10.17      5.49    5,224
Class C (2/97)
  2006         10.57       .35       (.29)   .06     (.35)    (.05)  (.40)  10.23       .49    5,422
  2005         10.18       .36        .39    .75     (.36)      --   (.36)  10.57      7.47    4,797
  2004         10.65       .37       (.46)  (.09)    (.38)      --   (.38)  10.18      (.84)   4,632
  2003         10.16       .38        .50    .88     (.39)      --   (.39)  10.65      8.83    4,536
  2002         10.00       .39        .16    .55     (.39)      --   (.39)  10.16      5.58    3,282
Class R (2/97)
  2006         10.59       .42       (.28)   .14     (.43)    (.05)  (.48)  10.25      1.34      202
  2005         10.20       .44        .39    .83     (.44)      --   (.44)  10.59      8.25       63
  2004         10.67       .45       (.46)  (.01)    (.46)      --   (.46)  10.20      (.10)     177
  2003         10.18       .46        .50    .96     (.47)      --   (.47)  10.67      9.62      176
  2002         10.02       .47        .16    .63     (.47)      --   (.47)  10.18      6.36       97
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
WISCONSIN  -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/94)
  2006          .92%    3.84%      .92%    3.84%      .89%    3.88%        11%
  2005          .92     3.99       .92     3.99       .90     4.00         15
  2004          .92     4.12       .92     4.12       .91     4.13         21
  2003          .93     4.19       .93     4.19       .91     4.20          8
  2002          .93     4.39       .93     4.39       .92     4.40         19
Class B (2/97)
  2006         1.67     3.09      1.67     3.09      1.64     3.12         11
  2005         1.67     3.24      1.67     3.24      1.66     3.25         15
  2004         1.67     3.37      1.67     3.37      1.66     3.38         21
  2003         1.67     3.44      1.67     3.44      1.66     3.45          8
  2002         1.68     3.65      1.68     3.65      1.67     3.66         19
Class C (2/97)
  2006         1.47     3.29      1.47     3.29      1.44     3.33         11
  2005         1.47     3.44      1.47     3.44      1.45     3.45         15
  2004         1.47     3.57      1.47     3.57      1.46     3.58         21
  2003         1.47     3.64      1.47     3.64      1.45     3.65          8
  2002         1.51     3.85      1.51     3.85      1.49     3.86         19
Class R (2/97)
  2006          .72     4.04       .72     4.04       .68     4.07         11
  2005          .72     4.21       .72     4.21       .71     4.22         15
  2004          .72     4.32       .72     4.32       .71     4.33         21
  2003          .72     4.39       .72     4.39       .70     4.41          8
  2002          .73     4.60       .73     4.60       .72     4.62         19
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (constituting the Nuveen Multistate Trust IV, hereafter referred to as the "Funds") at May 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

July 20, 2006


----
75

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser, if any;

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.


----
76

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Group of the Nuveen National Intermediate Duration Fund). With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The two open-end Nuveen state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not


----
77
 limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

 Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex-wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Fund's principal underwriter, Nuveen Investments, Inc., an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.


----
78

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.


----
79

                                     Notes

--------------------------------------------------------------------------------
80

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       166
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        166
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                166
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          166
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       166
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         164
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
81

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        166
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            166
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             166
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          166
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           166
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             166
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
82

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             166
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); formerly, Vice President and
                                                   Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             166
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             166
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          166
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          166
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              166
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              166
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              166
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          166
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
83

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            166
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
84

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
85

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS6-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                 Audit Fees Billed  Audit-Related Fees      Tax Fees          All Other Fees
May 31, 2006                          to Funds/1/    Billed to Funds/2/  Billed to Funds/3/  Billed to Funds/4/
--------------------------------  -----------------  ------------------  ------------------  ------------------
Name of Series
Kansas Municipal Bond Fund                    9,450                   0            1,566                      0
Kentucky Municipal Bond Fund                 17,007                   0            2,079                      0
Michigan Municipal Bond Fund                 11,888                   0            1,745                      0
Missouri Municipal Bond Fund                 12,281                   0            1,757                      0
Ohio Municipal Bond Fund                     18,770                   0            2,189                      0
Wisconsin Bond Fund                           7,515                   0            1,448                      0
                                  -----------------  ------------------  ---------------     ------------------
  Total                           $          76,911  $                0  $        10,784     $                0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                             Percentage Approved Pursuant to Pre-approval Exception
                                  -------------------------------------------------------------------------
                                  Audit Fees Billed  Audit-Related Fees      Tax Fees      All Other Fees
                                      to Funds         Billed to Funds   Billed to Funds   Billed to Funds
                                  -----------------  ------------------  ---------------  -----------------
Name of Series
Kansas Municipal Bond Fund                        0                   0                0                  0
Kentucky Municipal Bond Fund                      0                   0                0                  0
Michigan Municipal Bond Fund                      0                   0                0                  0
Missouri Municipal Bond Fund                      0                   0                0                  0
Ohio Municipal Bond Fund                          0                   0                0                  0
Wisconsin Bond Fund                               0                   0                0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended                 Audit Fees Billed  Audit-Related Fees      Tax Fees        All Other Fees
May 31, 2005                          to Funds/1/    Billed to Funds/2/  Billed to Funds/3/  Billed to Funds/4/
--------------------------------  -----------------  ------------------  ------------------  ------------------
Name of Series
Kansas Municipal Bond Fund                    8,785                   0                 905                   0
Kentucky Municipal Bond Fund                 17,066                   0               3,347                   0
Michigan Municipal Bond Fund                 11,545                   0               1,758                   0
Missouri Municipal Bond Fund                 11,758                   0               1,796                   0
Ohio Municipal Bond Fund                     18,763                   0               3,890                   0
Wisconsin Bond Fund                           6,803                   0                 320                   0
                                  -----------------  ------------------  ------------------  ------------------
  Total                           $          74,720  $                0  $           12,016  $                0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                           Percentage Approved Pursuant to Pre-approval Exception
                                  -------------------------------------------------------------------------
                                  Audit Fees Billed  Audit-Related Fees      Tax Fees      All Other Fees
                                      to Funds        Billed to Funds    Billed to Funds   Billed to Funds
--------------------------------  -----------------  ------------------  ---------------  -----------------
Name of Series
Kansas Municipal Bond Fund                        0                   0                0                  0
Kentucky Municipal Bond Fund                      0                   0                0                  0
Michigan Municipal Bond Fund                      0                   0                0                  0
Missouri Municipal Bond Fund                      0                   0                0                  0
Ohio Municipal Bond Fund                          0                   0                0                  0
Wisconsin Bond Fund                               0                   0                0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
Fiscal Year Ended                        Affiliated Fund               Affiliated Fund             and Affiliated Fund
May 31, 2006                            Service Providers             Service Providers/1/          Service Providers
--------------------------------  ------------------------------  ----------------------------  --------------------------
Nuveen Municipal State Trust IV   $                            0  $                     15,000  $                        0


                                                    Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------------------------------
                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
                                         Affiliated Fund               Affiliated Fund             and Affiliated Fund
                                        Service Providers             Service Providers             Service Providers
                                  ------------------------------  ----------------------------  --------------------------
                                                               0%                            0%                          0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $130,000 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $130,000 in 2006.


                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
Fiscal Year Ended                        Affiliated Fund               Affiliated Fund             and Affiliated Fund
May 31, 2005                            Service Providers             Service Providers/1/          Service Providers
--------------------------------  ------------------------------  ----------------------------  --------------------------
Nuveen Municipal State Trust IV   $                            0  $                     13,500  $                        0


                                                  Percentage Approved Pursuant to Pre-approval Exception
                                  ----------------------------------------------------------------------------------------
                                       Audit-Related Fees            Tax Fees Billed to              All Other Fees
                                      Billed to Adviser and              Adviser and                Billed to Adviser
                                         Affiliated Fund               Affiliated Fund             and Affiliated Fund
                                        Service Providers             Service Providers             Service Providers
                                  ------------------------------  ----------------------------  --------------------------
                                                               0%                            0%                          0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PriceWaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $49,500 in 2006.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $49,500 in 2006.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                          Total Non-Audit Fees
                                                          billed to Adviser and
                                                         Affiliated Fund Service    Total Non-Audit Fees
                                                         Providers (engagements    billed to Adviser and
                                                         related directly to the  Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees  operations and financial    Providers (all other
May 31, 2006                         Billed to Trust     reporting of the Trust)        engagements)         Total
--------------------------------  --------------------  ------------------------  -----------------------  -----------
Name of Series
Kansas Municipal Bond Fund                       1,566                    15,000                        0      16,566
Kentucky Municipal Bond Fund                     2,079                    15,000                        0      17,079
Michigan Municipal Bond Fund                     1,745                    15,000                        0      16,745
Missouri Municipal Bond Fund                     1,757                    15,000                        0      16,757
Ohio Municipal Bond Fund                         2,189                    15,000                        0      17,189
Wisconsin Bond Fund                              1,448                    15,000                        0      16,448
                                  --------------------  ------------------------  -----------------------  -----------
  Total                           $             10,784

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

                                                           Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service      Total Non-Audit Fees
                                                          Providers (engagements      billed to Adviser and
                                                          related directly to the    Affiliated Fund Service
Fiscal Year Ended                 Total Non-Audit Fees   operations and financial      Providers (all other
May 31, 2005                         Billed to Trust     reporting of the Trust)/1/         engagements)         Total
--------------------------------  --------------------  ---------------------------  ------------------------  ---------
Name of Series
Kansas Municipal Bond Fund                         905                       13,500                         0     14,405
Kentucky Municipal Bond Fund                     3,347                       13,500                         0     16,847
Michigan Municipal Bond Fund                     1,758                       13,500                         0     15,258
Missouri Municipal Bond Fund                     1,796                       13,500                         0     15,296
Ohio Municipal Bond Fund                         3,890                       13,500                         0     17,390
Wisconsin Bond Fund                                320                       13,500                         0     13,820
                                  --------------------  ---------------------------  ------------------------  ---------
  Total                           $             12,016

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.